UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Peter V. Bonanno	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Growth Opportunities Fund
Equity Index Fund
Core Fixed Income Fund
Government Income Fund
Money Market Fund

Semiannual Report
June 30, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Growth Opportunities Fund during the six-month reporting period that ended June 30, 2007.

Market Review

The U.S. equity markets benefited from strong momentum during the reporting period. This occurred despite sell-offs in the sub-prime mortgage and the Chinese markets, which affected the global equity markets. Strong corporate earnings announcements, higher oil prices, private equity activity and market speculation were the main drivers of performance during the period. The Federal Reserve Board left short-term interest rates unchanged as it believes that inflation is less likely to moderate than had been expected. During the reporting period, computer hardware and energy-related companies led the market, while the biotechnology industry lagged.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2007*

	% of
Company	Net Assets	Business

Fortune Brands, Inc.	2.5%	Consumer Durables & Apparel
Thermo Fisher Scientific, Inc.	2.4	Pharmaceuticals, Biotechnology & Life Sciences
W.W. Grainger, Inc.	2.2	Capital Goods
Activision, Inc.	2.2	Software & Services
Charles River Laboratories International, Inc.	2.1	Pharmaceuticals, Biotechnology & Life Sciences
CheckFree Corp.	2.1	Software & Services
Alliant Techsystems, Inc.	2.1	Capital Goods
Global Payments, Inc.	2.0	Software & Services
St. Jude Medical, Inc.	2.0	Health Care Equipment & Services
Legg Mason, Inc.	1.9	Diversified Financials

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period ended June 30, 2007, the Fund’s Service Shares generated a cumulative total return of 15.32%. This compares to the 10.97% cumulative total return on the Fund’s benchmark, the Russell Midcap Growth Index (with dividends reinvested), over the same time period.

During the reporting period, the Fund generated strong absolute and relative returns and outperformed its benchmark. Healthcare and Energy holdings had strong performance and contributed to returns, while some Technology and Utilities holdings detracted from results versus the benchmark.

Within the Healthcare sector, MedImmune and Cytyc were top contributors to performance. During the second quarter, AstraZeneca agreed to buy MedImmune for $15.6 billion in cash, which represented a significant premium to the company’s stock price. The bidding process was fairly competitive, with at least four large pharmaceutical companies wanting to purchase the maker of FluMist. Shares of Cytyc surged after an announcement that it would be acquired by Hologic at a significant premium to its pre-deal share price. Acquisitions are one way in which the gap between the stock price and the economic value of a business can close. We believe the MedImmune and Cytyc acquisitions reinforce our approach of owning high quality businesses for the long term. We sold out of both of these holdings after the deals were announced as their share prices appreciated significantly.

On the positive side within the Technology sector, Research In Motion and NAVTEQ Corp. were top performers and contributed to returns. Research In Motion’s shares rose as the company cited strength in its consumer, enterprise and international business units as key growth drivers. Research In Motion also introduced the new “Blackberry Curve” product during the period, its third new product release in less than a year. In addition, the consumer-focused Blackberry products are broadening the brand’s appeal to a larger potential market. We sold out of Research in Motion as the company has substantially appreciated in value and has grown beyond the market cap size we deem appropriate for a mid-cap growth portfolio. NAVTEQ, a leader in digital navigation systems, rallied after the Chief Executive Officer and President delivered promising comments about the future of the company at an industry conference. The company is taking several steps that we believe should help it continue to grow. These initiatives include investing in new products and services to further differentiate their maps and making selective strategic acquisitions to broaden their offerings. In addition, the company sees maps for mobile phones as a new opportunity and NAVTEQ is among the leading players in this area. The company also announced it would provide maps for BMW’s newest navigation systems.

Almost all of the Fund’s Energy holdings, including Cameron International Corp., Dresser-Rand Group, Inc., Smith International, Inc., Weatherford International Ltd. and Grant Prideco, Inc. ended the period up and outperformed the rest of the sector and the market. The oil services companies held by the Fund have continued to benefit from strong demand and pricing power, which have helped earnings move up substantially.

Shares of W.W. Grainger, Inc., a distributor of building maintenance and repair supplies in the producer goods and services sector, rose after it reported record first quarter 2007 sales and earnings. It also raised its previous guidance. Results were driven by management’s strong execution on their strategy and investments the company has made to spur its growth

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

are paying off. W.W. Grainger continues to gain market share in a fragmented industry by serving existing customers well and leveraging its supply chain, branch network and sales resources to find and serve new customers.

On the downside in the Technology sector, shares of Jabil Circuit, Inc. and Electronic Arts, Inc. fell and detracted from performance. Jabil Circuit is a maker of electronics and circuit boards and also provides assembly services to manufacturers. Despite reporting strong results, its shares were down after it said sales would be choppy over the next two quarters as the company restructures and shifts its relationship with two major customers. Electronic Arts was weak as the company has been impacted by the transition to a new generation of gaming hardware, which has taken longer than expected. The industry environment has been challenging as gaming software vendors have been releasing games for new consoles, yet sales for these consoles have not yet taken off. We believe that, as the user base of new gaming hardware grows, Electronic Arts should benefit as it has invested heavily in games for new hardware. Consequently, its game sales should increase and its development costs should decline. We believe the company’s product pipeline is robust as it plans to release 10 to 13 new titles for the popular Nintendo Wii platform this year. In addition, the company should gain market share with the help of important brands such as Grand Theft Auto IV and Halo 3, which are expected to launch during the Thanksgiving/ Christmas holidays.

Elsewhere, NeuStar, Inc., which provides the communications industry with essential clearinghouse services, was weak given concerns that Wall Street consensus revenue estimates were too high. However, NeuStar maintains its full-year guidance and transaction growth has been stronger than expected. We believe the fundamentals of its business remain strong despite Wall Street’s perception of some of NeuStar’s new contracts.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Equity Management Team

July 12, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Growth Opportunities Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Growth Opportunities Fund invests in U.S. equity investments with a primary focus on mid-cap companies. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies,

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Shareholder Letter (continued)

particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the Initial Public Offering (“IPO”) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include a time deposit and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Equity Index Fund during the six-month reporting period that ended June 30, 2007.

Market Review

Signs of stress in the fixed income markets brought a cautious end to the first half of 2007, with U.S. stocks and bonds both weakening. Risk aversion tended to increase in the second quarter of 2007, especially after hopes for a short-term interest rate cut by the Federal Reserve Board eroded through May. However, in contrast to their less discriminating behavior during the panicky episodes of April 2005 and May 2006, investors focused their dismay in Spring 2007 on specific sectors and instruments rather than on the broad market. The second quarter did bring a record high for the S&P 500 Index, but the underpinnings of the global liquidity that has been buoying the capital markets clearly began to creak. After peaking in early June, major equity averages weakened and closed the month with modest losses. However, all told, the S&P 500 Index returned 6.96% during the first six months of the year.

Investment Objective

The Fund seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2007*

	% of
Company	Net Assets	Business

Exxon Mobil Corp.	3.5%	Energy
General Electric Co.	2.9	Capital Goods
AT&T, Inc.	1.9	Telecommunication Services
Citigroup, Inc.	1.9	Diversified Financials
Microsoft Corp.	1.8	Software & Services
Bank of America Corp.	1.6	Diversified Financials
Procter & Gamble Co.	1.4	Household & Personal Products
American International Group, Inc.	1.3	Insurance
Chevron Corp.	1.3	Energy
Pfizer, Inc.	1.3	Pharmaceuticals, Biotechnology & Life Sciences

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Performance Review

Over the six-month period ended June 30, 2007, the Fund’s Service Shares generated a cumulative total return of 6.88%. This compares to the 6.96% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period. As these returns indicate, the Fund’s performance was largely in line with that of its benchmark Index during the reporting period.

Nine of ten sectors in the S&P 500 Index gained ground during the first half of 2007. Energy was the top group with a 17.2% return. Firm product prices continued to boost oil stocks, and shares of oil service companies also performed well. The Materials sector was the second best performer, gaining 16.6%, led by Freeport-McMoRan Copper & Gold, Inc. and United States Steel Corp. Telecommunication Services returned 15.8%, while Industrials was up 10.9% for the reporting period. Long-dormant shares of General Electric Co. reached a five-year high on June 20.

The weakest and only area posting a negative return during the reporting period was the interest-rate sensitive Financials sector as it returned -0.80%. Towards the end of the period, broker/ dealer stocks faltered on fears that mortgage woes and tighter credit would dampen business. In addition, banks continued to lag on concerns regarding their direct loan exposures. In particular, notable declines occurred in the shares of financial guarantors like MBIA, Inc. and MGIC Investment Corp. and those of credit rating purveyors like Moody’s Corp.

The largest total contributor to returns over the period was AT&T, Inc. as it returned 16.1%. At the end of the period, AT&T was the third largest stock in the S&P 500 Index. Energy firm Exxon Mobil Corp., the largest holding in the benchmark, was the second biggest contributor during the period, returning 9.5%. Apple Computer, Inc., helped by a warm reception of the iPhone, was the third largest contributor with a gain of 43.9%. Of the three largest detractors to return, two were financial stocks. Citigroup, Inc. detracted the most with a -7.9% return, followed by Amgen, Inc. and Bank of America Corp., which returned -19.1% and -8.4%, respectively.

The best individual performing security in the S&P 500 for the first six months was electronics retailer RadioShack Corp. with a 97.5% return. Also impressive were MedImmune and Amazon.com, Inc. with returns of 79.0% and 73.4%, respectively. Lexmark International, Inc. posted the worst return for the period, losing 32.6%. The next worst performers were homebuilders Pulte Homes, Inc. and Lennar Corp. Because of the slowdown in new home sales, these stocks lost 32.2% and 30.3%, respectively.

We thank you for your investment and look forward to serving your investment needs in the future.

July 17, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Equity Index Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shareholder Letter (continued)

information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Equity Index Fund invests in a broadly diversified portfolio of large-cap U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund’s performance may vary substantially from the performance of the benchmark it tracks (S&P 500 Index) as a result of share purchases and redemptions, transaction costs, expenses and other factors. The Fund may make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include a time deposit and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Core Fixed Income Fund during the six-month reporting period that ended June 30, 2007.

Market Review

Although the U.S. economy started the year off on a weak note, led primarily by continued softness in the housing sector, growth rebounded in the second quarter of 2007 on firmer industrial data, a healthy job market and widespread economic strength outside of the U.S. Specifically, manufacturing and business confidence showed signs of recovery in the U.S. Perhaps for the first time, we believe that the realization that the strength of the global economy had positively impacted the U.S. (rather than the U.S. negatively impacting the global economy) resulted in a significant change in market expectations. However, on a less positive note, rising delinquencies within the sub-prime sector of the mortgage market further exacerbated concerns regarding the housing market and potential spillover into the broader economy. Continued woes in the sub-prime market also sparked a rise in risk-aversion, resulting in a sell-off of riskier assets and a flight to quality globally in the latter part of the period.

Recent trends in economic data have led the market to assume that the Federal Reserve Board (the “Fed”) will not reduce short-term interest rates in 2007. Inflation figures, overall, remained within a fairly narrow range during the period and pointed to signs of moderating. The Fed maintained short-term interest rates at 5.25% over the period. Despite recognizing that “inflation risks remain,” the Fed dropped its tightening bias and stated that “future policy adjustments” will depend on the outlook for inflation and growth. Despite the sharp downturn in housing, the Fed expects growth to expand at a moderate pace for the remainder of 2007.

The yield curve steepened over the period, as yields generally rose across the curve, with the 10-year portion rising 35 basis points to close the period at 5.10%. Investment grade sector spreads came under pressure over the period, as most spread markets responded poorly to the prospect of higher rates and a rise in risk aversion. Volatility increased over the period but remains far below its long-term average.

Investment Objective

The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

Performance Review

Over the six-month period ended June 30, 2007, the Fund’s Service Shares generated a cumulative total return of 0.97%. This compares to the 0.98% cumulative total return on the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (with dividends reinvested), over the same time period.

The Fund generally performed in line with its benchmark over the reporting period. Among the key drivers of returns were our short duration strategy and curve steepening positioning as interest rates rose over the period. The Fund’s country trades detracted from returns over the period. At the cross-sector level, our underweight exposure to the corporate sector relative to the benchmark detracted from results as the sector outperformed equivalent-

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

duration swaps for the corporate sector. Within mortgages, our selection of 30-year pass-throughs and super-senior adjustable rate mortgages positively impacted performance.

We believe that using derivatives in the portfolio, including futures, has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, changing interest rates or changing mortgage durations. In addition, futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures were key in implementing certain interest rate and spread views.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Fixed Income Management Team

July 17, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Core Fixed Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Core Fixed Income Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. Foreign and emerging markets investments may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes including cross hedging or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Shareholder Letter (continued)

SECTOR ALLOCATION[1]

Percentage of Net Assets

1 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of net assets. Short-term investments include repurchase agreements, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

2 “Federal Agencies” are mortgage backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.
3 “Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Government Income Fund during the six-month reporting period that ended June 30, 2007.

Market Review

Although the U.S. economy started the year off on a weak note, led primarily by continued softness in the housing sector, growth rebounded in the second quarter of 2007 on firmer industrial data, a healthy job market and widespread economic strength outside of the U.S. Specifically, manufacturing and business confidence showed signs of recovery in the U.S. Perhaps for the first time, we believe that the realization that the strength of the global economy had positively impacted the U.S. (rather than the U.S. negatively impacting the global economy) resulted in a significant change in market expectations. However, on a less positive note, rising delinquencies within the sub-prime sector of the mortgage market further exacerbated concerns regarding the housing market and potential spillover into the broader economy. Continued woes in the sub-prime market also sparked a rise in risk-aversion, resulting in a sell-off of riskier assets and a flight to quality globally in the latter part of the period.

Recent trends in economic data have led the market to assume that the Federal Reserve Board (the “Fed”) will not reduce short-term interest rates in 2007. Inflation figures, overall, remained within a fairly narrow range during the period and pointed to signs of moderating. The Fed maintained short-term interest rates at 5.25% over the period. Despite recognizing that “inflation risks remain,” the Fed dropped its tightening bias and stated that “future policy adjustments” will depend on the outlook for inflation and growth. Despite the sharp downturn in housing, the Fed expects growth to expand at a moderate pace for the remainder of 2007.

The yield curve steepened over the period, as yields generally rose across the curve, with the 10-year portion rising 35 basis points to close the period at 5.10%. Investment grade sector spreads came under pressure over the period, as most spread markets responded poorly to the prospect of higher rates and a rise in risk aversion. Volatility increased over the period but remains far below its long-term average.

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Performance Review

Over the six-month period ended June 30, 2007, the Fund’s Service Shares generated a cumulative total return of 1.11%. This return compares to the 1.07% cumulative total return of the Fund’s benchmark, the Lehman Brothers Government/ Mortgage Index (with dividends reinvested), over the same time period.

The Fund’s performance relative to its benchmark over the period was impacted by a combination of top-down and bottom-up strategies. We maintained a defensive posture during the period, positioning the Fund to have a shorter duration relative to the benchmark based on our belief that interest rates would move higher. This strategy was a key driver of

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Shareholder Letter (continued)

returns as interest rates rose and the yield curve steepened over the period. We continued to underweight mortgage exposure relative to the benchmark based on negative fundamentals, such as tight spreads and low volatility. This strategy contributed to returns as the mortgage sector underperformed and spreads widened over the period. Our bottom-up strategies had a mixed impact on returns. Within mortgages, security selection strategies across the pass-through, collateralized mortgage obligation (“CMO”) and adjustable-rate mortgage (“ARM”) subsectors contributed to returns. However, select commercial mortgage-backed securities (“CMBS”) underperformed. We continue to focus our security selection strategies within mortgages on bonds with less exposure to volatility and housing turnover. These include seasoned 15-year mortgage-backed securities, super-senior AAA ARM floaters, and super-senior AAA CMBS. Finally, holdings within the government sector had mixed performance. While select Treasury holdings underperformed, the Fund’s agency debentures contributed to performance.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Fixed Income Management Team

July 16, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Government Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Government Income Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument, risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

SECTOR ALLOCATION[1]

Percentage of Net Assets

1 The percentage shown for each investment sector reflects the value of investments in that sector as a percentage of net assets. Short-term investments include repurchase agreements, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

2 “Federal Agencies” are mortgage backed securities guaranteed by the GNMA, FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.
3 “Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Money Market Fund during the six-month reporting period that ended June 30, 2007.

Market Review

Economic data was mixed during the reporting period. We witnessed a slower economy in the first quarter of 2007 as the housing market continued to show signs of a slowdown and inflation remained above the Federal Reserve Board’s (the “Fed”) comfort level. January’s 15.8% decline in new home sales was the largest drop since January of 1994. This decline, as well as concerns about the sub-prime mortgage market, reflects the continuing weakness in this sector. The economy was stronger in the second quarter, specifically in the manufacturing sector and labor market. The Institute for Supply Management Manufacturing Index rose to 56.0 in June, its highest level since the beginning of 2006. Employers added 132,000 workers in June, more than expected, with upward revisions to April and May. This points to continued strength in the labor market. The unemployment rate held at 4.5% in June, close to a six-year low. Despite stronger growth throughout the quarter, the housing market remained weak.

The Federal Open Market Committee (the “FOMC”) met twice in the reporting period, leaving the Federal Funds rate unchanged at 5.25%. As expected, throughout the period, the FOMC maintained its focus on core inflation. Goldman Sachs Economists revised their Federal Funds forecast and are no longer anticipating any easing for the remainder of 2007.

Investment Objective

The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

	Standardized	Standardized		Weighted
	7-Day	7-Day	30-Day	Avg.
	Current	Effective	Current	Maturity
As of June 30, 2007	Yield	Yield	Yield	(days)

VIT Money Market Fund	4.87%	4.99%	4.87%	39

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio.

The yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields will fluctuate as market conditions change. The yield quotations more closely reflect the current earnings of the Fund.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Performance Review

The Fund remained neutral during the reporting period. We purchased securities primarily in the one- to three-month sector in order to maintain duration. We made allocations to the six- and one-year sector when we saw value on the longer end of the curve. Given the view of Goldman, Sachs & Co. economists that rates will remain on hold through the end of the year, and based on where we believe interest rates are headed, we continue to look for value on the longer end of the yield curve. We intend to maintain the weighted average maturities of Fund in the 35 – 45 day range.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Money Market Management Team

July 18, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Money Market Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Shareholder Letter (continued)

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.1%

Automobiles & Components – 2.0%
206,600	Gentex Corp.	$4,067,954

Banks – 2.0%
61,710	Commerce Bancorp, Inc.(a)	2,282,653
36,000	MGIC Investment Corp.	2,046,960

		4,329,613

Capital Goods – 9.9%
46,000	Alliant Techsystems, Inc.*	4,560,900
39,500	American Standard Companies, Inc.	2,329,710
24,300	Kennametal Inc.	1,993,329
51,890	Rockwell Automation, Inc.	3,603,241
38,200	Roper Industries, Inc.	2,181,220
56,080	Suntech Power Holdings Co., Ltd. ADR*(a)	2,045,238
51,300	W.W. Grainger, Inc.	4,773,465

		21,487,103

Consumer Durables & Apparel – 6.4%
68,000	Coach, Inc.*	3,222,520
65,110	Fortune Brands, Inc.	5,363,111
10,800	Harman International Industries, Inc.	1,261,440
136,700	Newell Rubbermaid, Inc.	4,023,081

		13,870,152

Consumer Services – 2.7%
39,100	Apollo Group, Inc. Class A*	2,284,613
75,600	Hilton Hotels Corp.	2,530,332
21,950	Weight Watchers International, Inc.	1,115,938

		5,930,883

Diversified Financials – 3.1%
28,000	HFF, Inc. Class A*	434,280
42,600	Legg Mason, Inc.	4,190,988
70,300	Raymond James Financial, Inc.	2,172,270

		6,797,538

Energy – 11.2%
57,450	Cameron International Corp.*	4,105,952
86,600	Dresser-Rand Group, Inc.*	3,420,700
71,200	Grant Prideco, Inc.*	3,832,696
69,600	Newfield Exploration Co.*	3,170,280
63,000	Quicksilver Resources, Inc.*(a)	2,808,540
60,800	Smith International, Inc.	3,565,312
60,010	Weatherford International Ltd.*	3,314,952

		24,218,432

Food, Beverage & Tobacco – 0.6%
30,600	Hansen Natural Corp.*	1,315,188

Health Care Equipment & Services – 10.2%
88,690	Charles River Laboratories International, Inc.*	4,578,178
36,200	Covance, Inc.*	2,481,872
41,405	C.R. Bard, Inc.	3,421,295
61,000	Psychiatric Solutions, Inc.*	2,211,860
102,000	St. Jude Medical, Inc.*	4,231,980
98,620	Thermo Fisher Scientific, Inc.*	5,100,626

		22,025,811

Household & Personal Products – 1.4%
46,100	Chattem, Inc.*(a)	2,921,818

Insurance – 3.2%
54,400	Aon Corp.	2,317,984
42,100	Principal Financial Group, Inc.	2,454,009
49,400	Willis Group Holdings Ltd.	2,176,564

		6,948,557

Media – 4.3%
358,200	Entravision Communications Corp. Class A*	3,736,026
9,500	Focus Media Holding Ltd. ADR*	479,750
50,100	Getty Images, Inc.*	2,395,281
14,100	Lamar Advertising Co. Class A	884,916
66,300	National CineMedia, Inc.*	1,857,063

		9,353,036

Pharmaceuticals & Biotechnology – 3.2%
84,600	Amylin Pharmaceuticals, Inc.*(a)	3,482,136
61,700	Celgene Corp.*	3,537,261

		7,019,397

Retailing – 7.0%
62,600	Advance Auto Parts, Inc.	2,537,178
113,180	Chico’s FAS, Inc.*	2,754,801
43,900	J.C. Penney Co., Inc.	3,177,482
114,070	Urban Outfitters, Inc.*	2,741,102
123,900	Williams-Sonoma, Inc.	3,912,762

		15,123,325

Semiconductors & Semiconductor Equipment – 4.6%
88,500	Formfactor, Inc.*	3,389,550
78,800	Linear Technology Corp.(a)	2,850,984
38,000	Marvell Technology Group Ltd.*	691,980
76,100	Tessera Technologies, Inc.*	3,085,855

		10,018,369

Software & Services – 16.2%
253,566	Activision, Inc.*	4,734,077
13,400	Baidu.com ADR*	2,250,932
30,300	Bankrate, Inc.*(a)	1,451,976
113,500	CheckFree Corp.*	4,562,700
24,810	Cognizant Technology Solutions Corp. Class A*	1,862,983
78,800	Electronic Arts, Inc.*	3,728,816
110,100	Global Payments, Inc.	4,365,465
143,100	Iron Mountain, Inc.*	3,739,203
67,000	MoneyGram International, Inc.	1,872,650
64,900	NAVTEQ Corp.*	2,747,866
54,100	Salesforce.com, Inc.*	2,318,726
69,100	The Knot, Inc.*	1,395,129

		35,030,523

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Technology Hardware & Equipment – 4.5%
103,820	Amphenol Corp. Class A	$3,701,183
115,511	Cogent, Inc.*(a)	1,696,857
151,500	Jabil Circuit, Inc.	3,343,605
34,700	Network Appliance, Inc.*	1,013,240

		9,754,885

Telecommunication Services – 6.6%
63,200	American Tower Corp. Class A*	2,654,400
73,300	Clearwire Corp. Class A*(a)	1,790,719
102,700	Crown Castle International Corp.*	3,724,929
16,900	Leap Wireless International, Inc.*	1,428,050
50,800	MetroPCS Communications, Inc.*	1,678,432
101,500	NeuStar, Inc. Class A*	2,940,455

		14,216,985

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $190,927,048)		$214,429,569

		Interest
Shares	Description	Rate	Value
Securities Lending Collateral – 8.1%

17,484,125	Boston Global Investment Trust – Enhanced Portfolio	5.309%	$17,484,125
(Cost $17,484,125)

TOTAL INVESTMENTS – 107.2%
(Cost $208,411,173)			$231,913,694

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.2%)			(15,650,347)

NET ASSETS – 100.0%			$216,263,347

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 98.0%

Automobiles & Components – 0.6%
56,381	Ford Motor Co.(a)	$531,109
16,700	General Motors Corp.	631,260
7,900	Harley-Davidson, Inc.	470,919
5,800	Johnson Controls, Inc.	671,466
6,200	The Goodyear Tire & Rubber Co.*	215,512

		2,520,266

Banks – 5.0%
16,100	BB&T Corp.	654,948
4,750	Comerica, Inc.	282,483
5,900	Commerce Bancorp, Inc.	218,241
4,000	Compass Bancshares, Inc.	275,920
17,498	Countrywide Financial Corp.	636,052
29,100	Fannie Mae	1,901,103
16,605	Fifth Third Bancorp	660,381
3,900	First Horizon National Corp.	152,100
20,000	Freddie Mac	1,214,000
14,300	Hudson City Bancorp, Inc.	174,746
10,949	Huntington Bancshares, Inc.	248,980
11,600	KeyCorp	398,228
2,300	M&T Bank Corp.	245,870
7,800	Marshall & Ilsley Corp.	371,514
2,600	MGIC Investment Corp.	147,836
17,700	National City Corp.	589,764
10,373	PNC Financial Services Group, Inc.	742,499
20,925	Regions Financial Corp.	692,618
11,085	Sovereign Bancorp, Inc.	234,337
10,700	SunTrust Banks, Inc.	917,418
9,800	Synovus Financial Corp.	300,860
52,034	U.S. Bancorp	1,714,520
57,391	Wachovia Corp.	2,941,289
26,740	Washington Mutual, Inc.	1,140,194
100,260	Wells Fargo & Co.	3,526,144
3,300	Zions Bancorp	253,803

		20,635,848

Capital Goods – 8.9%
21,600	3M Co.	1,874,664
5,400	American Standard Companies, Inc.	318,492
19,400	Caterpillar, Inc.	1,519,020
5,600	Cooper Industries Ltd. Class A	319,704
3,200	Cummins, Inc.	323,872
7,000	Danaher Corp.	528,500
6,900	Deere & Co.	833,106
6,300	Dover Corp.	322,245
4,500	Eaton Corp.	418,500
24,000	Emerson Electric Co.	1,123,200
2,700	Fluor Corp.	300,699
12,200	General Dynamics Corp.	954,284
309,400	General Electric Co.	11,843,832
3,700	Goodrich Corp.	220,372
23,275	Honeywell International, Inc.	1,309,917
12,600	Illinois Tool Works, Inc.	682,794
8,900	Ingersoll-Rand Co., Ltd. Class A	487,898
5,600	ITT Corp.	382,368
3,800	L-3 Communications Holdings, Inc.	370,082
10,682	Lockheed Martin Corp.	1,005,497
11,900	Masco Corp.	338,793
10,392	Northrop Grumman Corp.	809,225
7,395	PACCAR, Inc.	643,661
3,900	Pall Corp.	179,361
3,575	Parker Hannifin Corp.	350,028
4,200	Precision Castparts Corp.	509,712
13,400	Raytheon Co.	722,126
4,600	Rockwell Automation, Inc.	319,424
4,900	Rockwell Collins, Inc.	346,136
3,200	Terex Corp.*	260,160
3,700	Textron, Inc.	407,407
23,738	The Boeing Co.	2,282,646
59,537	Tyco International Ltd.*	2,011,755
30,000	United Technologies Corp.	2,127,900
2,100	W.W. Grainger, Inc.	195,405

		36,642,785

Commercial Services & Supplies – 0.6%
7,600	Allied Waste Industries, Inc.*	102,296
2,800	Avery Dennison Corp.	186,144
4,200	Cintas Corp.	165,606
4,500	Equifax, Inc.	199,890
4,000	Monster Worldwide, Inc.*	164,400
6,700	Pitney Bowes, Inc.	313,694
6,700	R.R. Donnelley & Sons Co.	291,517
5,200	Robert Half International, Inc.	189,800
15,935	Waste Management, Inc.	622,262

		2,235,609

Consumer Durables & Apparel – 1.2%
1,900	Black & Decker Corp.	167,789
2,700	Brunswick Corp.	88,101
3,600	Centex Corp.	144,360
11,200	Coach, Inc.*	530,768
8,200	D.R. Horton, Inc.	163,426
9,000	Eastman Kodak Co.	250,470
4,600	Fortune Brands, Inc.	378,902
2,000	Harman International Industries, Inc.	233,600
4,750	Hasbro, Inc.	149,198
3,200	Jones Apparel Group, Inc.	90,400
2,400	KB HOME	94,488
5,200	Leggett & Platt, Inc.	114,660
4,000	Lennar Corp. Class A	146,240
3,200	Liz Claiborne, Inc.	119,360
11,912	Mattel, Inc.	301,254
8,433	Newell Rubbermaid, Inc.	248,183
11,300	NIKE, Inc. Class B	658,677
1,800	Polo Ralph Lauren Corp.	176,598
6,700	Pulte Homes, Inc.	150,415
1,700	Snap-On, Inc.	85,867
2,400	The Stanley Works	145,680

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Consumer Durables & Apparel – (continued)
2,700	VF Corp.	$247,266
2,259	Whirlpool Corp.	251,201

		4,936,903

Consumer Services – 1.6%
4,200	Apollo Group, Inc. Class A*	245,406
13,200	Carnival Corp.	643,764
4,200	Darden Restaurants, Inc.	184,758
10,100	H&R Block, Inc.	236,037
5,700	Harrah’s Entertainment, Inc.	485,982
11,400	Hilton Hotels Corp.	381,558
10,400	International Game Technology	412,880
10,000	Marriott International, Inc. Class A	432,400
36,165	McDonald’s Corp.	1,835,735
22,300	Starbucks Corp.*	585,152
6,300	Starwood Hotels & Resorts Worldwide, Inc.	422,541
2,500	Wendy’s International, Inc.	91,875
5,826	Wyndham Worldwide Corp.*	211,251
15,640	Yum! Brands, Inc.	511,741

		6,681,080

Diversified Financials – 9.6%
35,900	American Express Co.	2,196,362
7,080	Ameriprise Financial, Inc.	450,076
133,328	Bank of America Corp.	6,518,406
22,700	Bank of New York Mellon Corp.*	940,688
3,652	Bear Stearns Companies, Inc.	511,280
12,273	Capital One Financial Corp.	962,694
1,056	Chicago Mercantile Exchange Holdings, Inc. Class A	564,284
5,700	CIT Group, Inc.	312,531
148,640	Citigroup, Inc.	7,623,746
13,000	E*Trade Financial Corp.*	287,170
2,800	Federated Investors, Inc. Class B	107,324
4,930	Franklin Resources, Inc.	653,077
6,000	Janus Capital Group, Inc.	167,040
102,625	JPMorgan Chase & Co.	4,972,181
3,900	Legg Mason, Inc.	383,682
15,800	Lehman Brothers Holdings, Inc.	1,177,416
12,700	Mellon Financial Corp.	558,800
26,100	Merrill Lynch & Co., Inc.	2,181,438
6,900	Moody’s Corp.	429,180
31,634	Morgan Stanley	2,653,460
5,800	Northern Trust Corp.	372,592
12,471	SLM Corp.	718,080
11,900	State Street Corp.	813,960
8,100	T. Rowe Price Group, Inc.	420,309
30,700	The Charles Schwab Corp.	629,964
12,300	The Goldman Sachs Group, Inc.	2,666,025

		39,271,765

Energy – 10.6%
13,758	Anadarko Petroleum Corp.	715,278
9,900	Apache Corp.	807,741
9,680	Baker Hughes, Inc.	814,378
9,000	BJ Services Co.	255,960
12,500	Chesapeake Energy Corp.	432,500
64,753	Chevron Corp.	5,454,793
49,041	ConocoPhillips	3,849,719
5,600	Consol Energy, Inc.	258,216
13,300	Devon Energy Corp.	1,041,257
21,030	El Paso Corp.	362,347
4,400	ENSCO International, Inc.	268,444
7,400	EOG Resources, Inc.	540,644
169,360	Exxon Mobil Corp.	14,205,917
27,244	Halliburton Co.	939,918
7,900	Hess Corp.	465,784
20,712	Marathon Oil Corp.	1,241,892
5,700	Murphy Oil Corp.	338,808
8,600	Nabors Industries Ltd.*	287,068
5,300	National Oilwell Varco, Inc.*	552,472
4,000	Noble Corp.	390,080
25,200	Occidental Petroleum Corp.	1,458,576
8,100	Peabody Energy Corp.	391,878
3,500	Rowan Companies, Inc.	143,430
35,500	Schlumberger Ltd.	3,015,370
6,000	Smith International, Inc.	351,840
18,506	Spectra Energy Corp.	480,416
3,700	Sunoco, Inc.	294,816
17,900	The Williams Companies, Inc.	565,998
8,627	Transocean, Inc.*	914,289
16,500	Valero Energy Corp.	1,218,690
10,200	Weatherford International Ltd.*	563,448
11,000	XTO Energy, Inc.	661,100

		43,283,067

Food & Staples Retailing – 2.3%
13,412	Costco Wholesale Corp.	784,870
46,313	CVS/Caremark Corp.	1,688,109
13,300	Safeway, Inc.	452,599
6,373	SUPERVALU, INC.	295,197
18,600	Sysco Corp.	613,614
21,000	The Kroger Co.	590,730
30,100	Walgreen Co.	1,310,554
73,200	Wal-Mart Stores, Inc.	3,521,652
4,100	Whole Foods Market, Inc.	157,030

		9,414,355

Food, Beverage & Tobacco – 4.7%
63,500	Altria Group, Inc.	4,453,890
22,900	Anheuser-Busch Companies, Inc.	1,194,464
19,549	Archer-Daniels-Midland Co.	646,876
2,500	Brown-Forman Corp. Class B	182,700
6,500	Campbell Soup Co.	252,265
8,600	Coca-Cola Enterprises, Inc.	206,400
15,400	ConAgra Foods, Inc.	413,644
5,600	Constellation Brands, Inc. Class A*	135,968
3,700	Dean Foods Co.	117,919
10,500	General Mills, Inc.	613,410
9,500	H.J. Heinz Co.	450,965

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)

Food, Beverage & Tobacco – (continued)
7,500	Kellogg Co.	$388,425
48,019	Kraft Foods, Inc.	1,692,670
3,800	McCormick & Co., Inc.	145,084
1,500	Molson Coors Brewing Co. Class B	138,690
3,900	Pepsi Bottling Group, Inc.	131,352
48,910	PepsiCo., Inc.	3,171,813
5,300	Reynolds American, Inc.	345,560
22,000	Sara Lee Corp.	382,800
60,700	The Coca-Cola Co.	3,175,217
5,200	The Hershey Co.	263,224
7,500	Tyson Foods, Inc. Class A	172,800
4,800	UST, Inc.	257,808
6,650	Wm. Wrigley Jr. Co.	367,812

		19,301,756

Health Care Equipment & Services – 3.9%
15,492	Aetna, Inc.	765,305
5,800	AmerisourceBergen Corp.	286,926
1,600	Bausch & Lomb, Inc.	111,104
19,500	Baxter International, Inc.	1,098,630
7,400	Becton, Dickinson and Co.	551,300
7,425	Biomet, Inc.	339,471
36,006	Boston Scientific Corp.*	552,332
3,100	C.R. Bard, Inc.	256,153
11,500	Cardinal Health, Inc.	812,360
8,600	CIGNA Corp.	449,092
4,700	Coventry Health Care, Inc.*	270,955
8,200	Express Scripts, Inc.*	410,082
4,590	Hospira, Inc.*	179,194
5,000	Humana, Inc.*	304,550
5,900	IMS Health, Inc.	189,567
3,700	Laboratory Corp. of America Holdings*	289,562
2,300	Manor Care, Inc.	150,167
8,914	McKesson Corp.	531,631
8,500	Medco Health Solutions, Inc.*	662,915
34,600	Medtronic, Inc.	1,794,356
4,200	Patterson Cos., Inc.*	156,534
4,700	Quest Diagnostics, Inc.	242,755
10,400	St. Jude Medical, Inc.*	431,496
8,900	Stryker Corp.	561,501
13,250	Tenet Healthcare Corp.*	86,257
40,200	UnitedHealth Group, Inc.	2,055,828
3,800	Varian Medical Systems, Inc.*	161,538
18,400	WellPoint, Inc.*	1,468,872
7,070	Zimmer Holdings, Inc.*	600,172

		15,770,605

Household & Personal Products – 2.1%
13,200	Avon Products, Inc.	485,100
4,600	Clorox Co.	285,660
15,400	Colgate-Palmolive Co.	998,690
13,640	Kimberly-Clark Corp.	912,379
94,678	Procter & Gamble Co.	5,793,347
3,300	The Estee Lauder Companies, Inc. Class A	150,183

		8,625,359

Insurance – 4.6%
9,800	ACE Ltd.	612,696
14,600	Aflac, Inc.	750,440
3,100	AMBAC Financial Group, Inc.	270,289
78,079	American International Group, Inc.	5,467,872
8,750	Aon Corp.	372,838
3,100	Assurant, Inc.	182,652
5,268	Cincinnati Financial Corp.	228,631
12,400	Genworth Financial, Inc.	426,560
9,600	Hartford Financial Services Group, Inc.	945,696
8,360	Lincoln National Corp.	593,142
13,400	Loews Corp.	683,132
16,500	Marsh & McLennan Companies, Inc.	509,520
4,150	MBIA, Inc.	258,213
22,200	MetLife, Inc.	1,431,456
8,000	Principal Financial Group, Inc.	466,320
14,100	Prudential Financial, Inc.	1,370,943
3,300	SAFECO Corp.	205,458
18,138	The Allstate Corp.	1,115,668
12,200	The Chubb Corp.	660,508
22,000	The Progressive Corp.	526,460
19,790	The Travelers Cos Inc	1,058,765
2,800	Torchmark Corp.	187,600
10,218	UnumProvident Corp.	266,792
5,500	XL Capital Ltd. Class A	463,595

		19,055,246

Materials – 3.1%
6,600	Air Products & Chemicals, Inc.	530,442
26,108	Alcoa, Inc.	1,058,157
3,151	Allegheny Technologies, Inc.	330,477
1,800	Ashland, Inc.	115,110
3,200	Ball Corp.	170,144
3,300	Bemis Co., Inc.	109,494
27,800	E.I. du Pont de Nemours & Co.	1,413,352
2,600	Eastman Chemical Co.	167,258
5,200	Ecolab, Inc.	222,040
11,255	Freeport-McMoRan Copper & Gold, Inc.	932,139
3,500	Hercules, Inc.*	68,775
2,500	International Flavors & Fragrances, Inc.	130,350
12,940	International Paper Co.	505,307
5,298	MeadWestvaco Corp.	187,125
16,254	Monsanto Co.	1,097,795
13,711	Newmont Mining Corp.	535,552
9,000	Nucor Corp.	527,850
3,900	Pactiv Corp.*	124,371
4,900	PPG Industries, Inc.	372,939

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Materials – (continued)
9,500	Praxair, Inc.	$683,905
4,375	Rohm & Haas Co.	239,225
4,716	Sealed Air Corp.	146,290
3,800	Sigma-Aldrich Corp.	162,146
3,100	Temple-Inland, Inc.	190,743
28,777	The Dow Chemical Co.	1,272,519
3,620	United States Steel Corp.	393,675
2,900	Vulcan Materials Co.	332,166
6,392	Weyerhaeuser Co.	504,521

		12,523,867

Media – 3.3%
22,064	CBS Corp. Class B	735,173
532	Citadel Broadcasting Corp.	3,431
15,100	Clear Channel Communications, Inc.	571,082
93,617	Comcast Corp. Class A*	2,632,510
1,900	Dow Jones & Co., Inc.	109,155
2,500	E.W. Scripps Co., Class A	114,225
7,200	Gannett Co., Inc.	395,640
13,971	Interpublic Group of Cos., Inc.*	159,269
1,100	Meredith Corp.	67,760
4,200	New York Times Co. Class A(a)	106,680
70,500	News Corp., Class A	1,495,305
10,200	Omnicom Group, Inc.	539,784
22,900	The DIRECTV Group, Inc.*	529,219
10,200	The McGraw-Hill Companies, Inc.	694,416
59,829	The Walt Disney Co.	2,042,562
113,498	Time Warner, Inc.	2,387,998
2,379	Tribune Co.	69,943
20,764	Viacom, Inc. Class B*	864,405

		13,518,557

Pharmaceuticals & Biotechnology – 7.6%
46,500	Abbott Laboratories	2,490,075
9,400	Allergan, Inc.	541,816
35,108	Amgen, Inc.*	1,941,121
5,700	Applera Corporation – Applied Biosystems Group	174,078
3,100	Barr Pharmaceuticals, Inc.*	155,713
10,385	Biogen Idec, Inc.*	555,598
59,000	Bristol-Myers Squibb Co.	1,862,040
11,300	Celgene Corp.*	647,829
29,700	Eli Lilly & Co.	1,659,636
9,400	Forest Laboratories, Inc.*	429,110
7,800	Genzyme Corp.*	502,320
27,800	Gilead Sciences, Inc.*	1,077,806
87,060	Johnson & Johnson	5,364,637
6,966	King Pharmaceuticals, Inc.*	142,524
65,300	Merck & Co., Inc.	3,251,940
1,700	Millipore Corp.*	127,653
7,500	Mylan Laboratories, Inc.	136,425
3,900	PerkinElmer, Inc.	101,634
210,884	Pfizer, Inc.	5,392,304
44,700	Schering-Plough Corp.	1,360,668
12,600	Thermo Fisher Scientific, Inc.*	651,672
3,200	Waters Corp.*	189,952
2,900	Watson Pharmaceuticals, Inc.*	94,337
40,500	Wyeth	2,322,270

		31,173,158

Real Estate – 1.2%
3,000	Apartment Investment & Management Co. (REIT)	151,260
6,500	Archstone-Smith Trust (REIT)	384,215
2,400	Avalonbay Communities, Inc. (REIT)	285,312
3,500	Boston Properties, Inc. (REIT)	357,455
5,800	CB Richard Ellis Group, Inc. Class A*	211,700
3,700	Developers Diversified Realty Corp. (REIT)	195,027
8,800	Equity Residential (REIT)	401,544
7,300	General Growth Properties, Inc. (REIT)	386,535
15,200	Host Hotels & Resorts, Inc. (REIT)	351,424
7,000	Kimco Realty Corp. (REIT)	266,490
5,200	Plum Creek Timber Co., Inc. (REIT)	216,632
7,800	ProLogis (REIT)	443,820
3,700	Public Storage, Inc. (REIT)	284,234
6,600	Simon Property Group, Inc. (REIT)	614,064
4,000	Vornado Realty Trust (REIT)	439,360

		4,989,072

Retailing – 3.3%
2,700	Abercrombie & Fitch Co.	197,046
9,300	Amazon.com, Inc.*	636,213
4,772	AutoNation, Inc.*	107,084
1,500	AutoZone, Inc.*	204,930
8,600	Bed Bath & Beyond, Inc.*	309,514
12,350	Best Buy Co., Inc.	576,374
3,500	Big Lots, Inc.*	102,970
4,000	Circuit City Stores, Inc.	60,320
1,800	Dillards, Inc. Class A	64,674
9,687	Dollar General Corp.	212,339
4,700	Family Dollar Stores, Inc.	161,304
5,050	Genuine Parts Co.	250,480
6,600	IAC/InterActiveCorp*	228,426
6,800	J.C. Penney Co., Inc.	492,184
9,700	Kohl’s Corp.*	688,991
10,400	Limited Brands, Inc.	285,480
45,800	Lowe’s Companies, Inc.	1,405,602
14,034	Macy’s, Inc.	558,273
6,700	Nordstrom, Inc.	342,504
8,400	Office Depot, Inc.*	254,520
2,400	OfficeMax, Inc.	94,320
4,300	RadioShack Corp.	142,502
2,500	Sears Holdings Corp.*	423,750
21,100	Staples, Inc.	500,703

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value
Common Stocks – (continued)

Retailing – (continued)
25,800	Target Corp.	$1,640,880
15,850	The Gap, Inc.	302,735
59,597	The Home Depot, Inc.	2,345,142
3,500	The Sherwin-Williams Co.	232,645
13,700	The TJX Companies, Inc.	376,750
4,100	Tiffany & Co.	217,546

		13,416,201

Semiconductors & Semiconductor – 2.6%
17,300	Advanced Micro Devices, Inc.*	247,390
10,900	Altera Corp.	241,217
9,900	Analog Devices, Inc.	372,636
41,800	Applied Materials, Inc.	830,566
14,050	Broadcom Corp. Class A*	410,963
175,500	Intel Corp.	4,169,880
6,000	KLA-Tencor Corp.	329,700
7,800	Linear Technology Corp.	282,204
22,400	LSI Logic Corp.*	168,224
9,600	Maxim Integrated Products, Inc.	320,736
6,800	MEMC Electronic Materials, Inc.*	415,616
22,600	Micron Technology, Inc.*	283,178
8,600	National Semiconductor Corp.	243,122
3,900	Novellus Systems, Inc.*	110,643
10,700	NVIDIA Corp.*	442,017
6,000	Teradyne, Inc.*	105,480
43,400	Texas Instruments, Inc.	1,633,142
8,700	Xilinx, Inc.	232,899

		10,839,613

Software & Services – 5.6%
17,600	Adobe Systems, Inc.*	706,640
2,900	Affiliated Computer Services, Inc. Class A*	164,488
7,100	Autodesk, Inc.*	334,268
16,700	Automatic Data Processing, Inc.	809,449
6,200	BMC Software, Inc.*	187,860
12,604	CA, Inc.	325,561
5,600	Citrix Systems, Inc.*	188,552
4,400	Cognizant Technology Solutions Corp. Class A*	330,396
5,300	Computer Sciences Corp.*	313,495
9,400	Compuware Corp.*	111,484
4,000	Convergys Corp.*	96,960
34,100	eBay, Inc.*	1,097,338
9,200	Electronic Arts, Inc.*	435,344
15,800	Electronic Data Systems Corp.	438,134
4,700	Fidelity National Information Services, Inc.	255,116
22,349	First Data Corp.	730,142
5,050	Fiserv, Inc.*	286,840
6,590	Google, Inc. Class A*	3,449,074
10,500	Intuit, Inc.*	315,840
253,100	Microsoft Corp.	7,458,857
9,600	Novell, Inc.*	74,784
118,720	Oracle Corp.*	2,339,971
9,950	Paychex, Inc.	389,244
26,718	Symantec Corp.*	539,704
22,749	The Western Union Co	473,862
10,000	Unisys Corp.*	91,400
7,200	VeriSign, Inc.*	228,456
36,600	Yahoo!, Inc.*	992,958

		23,166,217

Technology Hardware & Equipment – 6.8%
12,024	Agilent Technologies, Inc.*	462,203
26,100	Apple Computer, Inc.*	3,185,244
14,031	Avaya, Inc.*	236,282
2,785	Ciena Corp.*	100,622
182,400	Cisco Systems, Inc.*	5,079,840
47,100	Corning, Inc.*	1,203,405
68,300	Dell, Inc.*	1,949,965
63,300	EMC Corp.*	1,145,730
79,098	Hewlett-Packard Co.	3,529,353
41,000	International Business Machines Corp.	4,315,250
5,900	Jabil Circuit, Inc.	130,213
6,125	JDS Uniphase Corp.*	82,259
17,200	Juniper Networks, Inc.*	432,924
2,800	Lexmark International, Inc. Class A*	138,068
4,325	Molex, Inc.	129,793
69,235	Motorola, Inc.	1,225,459
5,300	NCR Corp.*	278,462
10,900	Network Appliance, Inc.*	318,280
4,400	QLogic Corp.*	73,260
49,900	QUALCOMM, Inc.	2,165,161
6,900	SanDisk Corp.*	337,686
28,300	Solectron Corp.*	104,144
108,100	Sun Microsystems, Inc.*	568,606
2,700	Tektronix, Inc.	91,098
13,900	Tellabs, Inc.*	149,564
28,300	Xerox Corp.*	522,984

		27,955,855

Telecommunication Services – 3.7%
10,300	ALLTEL Corp.	695,765
185,337	AT&T, Inc.	7,691,485
3,300	CenturyTel, Inc.	161,865
9,900	Citizens Communications Co.	151,173
4,640	Embarq Corp.	294,037
47,563	Qwest Communications International, Inc.*	461,361
87,310	Sprint Nextel Corp.	1,808,190
87,230	Verizon Communications, Inc.	3,591,259
14,881	Windstream Corp.	219,644

		15,074,779

Transportation – 1.7%
10,852	Burlington Northern Santa Fe Corp.	923,939
5,300	C.H. Robinson Worldwide, Inc.	278,356
13,000	CSX Corp.	586,040

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND
Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Transportation – (continued)
9,200	FedEx Corp.	$1,020,924
12,100	Norfolk Southern Corp.	636,097
1,700	Ryder System, Inc.	91,460
24,318	Southwest Airlines Co.	362,582
8,100	Union Pacific Corp.	932,715
31,800	United Parcel Service, Inc. Class B	2,321,400

		7,153,513

Utilities – 3.4%
19,500	AES Corp.*	426,660
5,000	Allegheny Energy, Inc.*	258,700
6,300	Ameren Corp.	308,763
11,840	American Electric Power Co., Inc.	533,274
9,698	CenterPoint Energy, Inc.	168,745
6,400	CMS Energy Corp.*	110,080
7,900	Consolidated Edison, Inc.	356,448
5,350	Constellation Energy Group, Inc.	466,359
10,350	Dominion Resources, Inc.	893,308
5,400	DTE Energy Co.	260,388
37,913	Duke Energy Corp.	693,808
11,397	Dynegy, Inc. Class A*	107,588
9,600	Edison International	538,752
5,900	Entergy Corp.	633,365
20,100	Exelon Corp.	1,459,260
9,000	FirstEnergy Corp.	582,570
12,300	FPL Group, Inc.	697,902
2,331	Integrys Energy Group, Inc.	118,252
5,400	KeySpan Corp.	226,692
1,400	Nicor, Inc.	60,088
8,400	NiSource, Inc.	173,964
10,300	PG&E Corp.	466,590
3,000	Pinnacle West Capital Corp.	119,550
11,500	PPL Corp.	538,085
7,877	Progress Energy, Inc.	359,112
7,600	Public Service Enterprise Group, Inc.	667,128
5,200	Questar Corp.	274,820
7,813	Sempra Energy	462,764
22,700	Southern Co.	778,383
6,200	TECO Energy, Inc.	106,516
13,680	TXU Corp.	920,664
12,710	Xcel Energy, Inc.	260,174

		14,028,752

TOTAL COMMON STOCKS
(Cost $280,603,901)		$402,214,228

		Expiration
Units	Description	Date	Value
Warrant* – 0.0%

1,845	Raytheon Co.	06/16/11	$34,022
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value
U.S. Government Obligation – 0.3%

United States Treasury Bill
$1,100,000	4.701%	09/06/07	$1,090,572
(Cost $1,090,491)

Short-Term Obligation – 2.0%

JPMorgan Chase Euro – Time Deposit
$8,067,578	5.282%	07/02/07	$8,067,578
(Cost $8,067,578)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $289,761,970)			$411,406,400

		Interest
Shares		Rate	Value
Securities Lending Collateral – 0.1%

627,900	Boston Global Investment Trust – Enhanced Portfolio	5.309%	$627,900
(Cost $627,900)

TOTAL INVESTMENTS – 100.4%
(Cost $290,389,870)			$412,034,300

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4%)			(1,484,986)

NET ASSETS — 100.0%			$410,549,314

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2007, the following future contracts were open:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Gain

S & P 500 Index	122	September 2007	$9,243,940	$46,391

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Corporate Bonds – 20.4%

Automotive – 0.1%
DaimlerChrysler NA
$275,000	8.500%	01/18/31	$346,835

Banks – 4.4%
Asian Development Bank
5,000,000	1.000	10/01/15	3,489,995
Greater Bay Bancorp Series B
500,000	5.250	03/31/08	498,705
MUFG Capital Finance 1 Ltd.(a)
850,000	6.346	07/29/49	834,228
Nordea Bank Sweden AB(a)(b)
2,100,000	8.950	11/29/49	2,239,637
Popular North America, Inc.
1,425,000	5.650	04/15/09	1,421,756
Resona Bank Ltd.(a)(b)
1,250,000	5.850	09/29/49	1,195,153
Tokai Preferred Capital Co. LLC(a)(b)
1,250,000	9.980	12/29/49	1,300,093
VTB Capital (Vneshtorgbank)(a)(b)
980,000	5.956	08/01/08	980,980

			11,960,547

Brokerage – 0.1%
Lehman Brothers Holdings Capital Trust V(a)
250,000	5.857	11/29/49	244,890

Electric – 2.3%
Arizona Public Service Co.
475,000	6.375	10/15/11	484,146
350,000	6.250	08/01/16	351,647
CenterPoint Energy, Inc. Series B
1,000,000	7.250	09/01/10	1,044,288
MidAmerican Energy Holding Co.
1,250,000	7.520	09/15/08	1,277,597
750,000	6.125	04/01/36	723,205
Pacific Gas & Electric Co.
1,800,000	6.050	03/01/34	1,742,648
Progress Energy, Inc.
200,000	5.625	01/15/16	196,601
350,000	7.000	10/30/31	374,451

			6,194,583

Energy – 0.5%
Canadian Natural Resources Ltd.
225,000	5.700	05/15/17	217,357
50,000	5.850	02/01/35	45,103
400,000	6.500	02/15/37	391,866
150,000	6.250	03/15/38	141,847
Kerr McGee Corp.
550,000	6.950	07/01/24	570,791

			1,366,964

Entertainment – 0.7%
Time Warner Cable, Inc.(b)
1,000,000	5.400	07/02/12	981,624
Time Warner Entertainment Co. LP
750,000	8.375	03/15/23	864,607

			1,846,231

Environmental – 0.3%
Waste Management, Inc.
750,000	7.375	08/01/10	785,374

Financial Companies – 4.5%
Farmer Mac Guaranteed Notes Trust Series 2006-2(b)
4,400,000	5.500	07/15/11	4,424,944
GATX Financial Corp.
1,000,000	8.875	06/01/09	1,057,171
HBOS Treasury Services PLC(b)
4,700,000	5.250	02/21/17	4,597,399
PHH Corp.
1,225,000	6.000	03/01/08	1,227,690
Residential Capital Corp.
1,000,000	6.125	11/21/08	992,018
100,000	6.500	04/17/13	96,577

			12,395,799

Food & Beverage – 0.4%
Nabisco, Inc.
1,000,000	7.050	07/15/07	1,000,579

Life Insurance – 0.5%
American International Group, Inc.
225,000	6.250	03/15/37	212,066
Phoenix Life Insurance Co.(b)
450,000	7.150	12/15/34	462,056
Swiss Reinsurance Capital I LP(a)(b)
700,000	6.854	05/29/49	704,133

			1,378,255

Media – 0.9%
Comcast Corp.
625,000	6.450	03/15/37	601,988
Cox Communications, Inc.
1,750,000	4.625	01/15/10	1,708,355
Viacom, Inc.
300,000	5.750	04/30/11	299,578

			2,609,921

Pipelines – 0.9%
Boardwalk Pipelines LP
575,000	5.875	11/15/16	560,601
Energy Transfer Partners LP
275,000	5.650	08/01/12	273,444
475,000	5.950	02/01/15	468,419

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Corporate Bonds – (continued)

Pipelines – (continued)
Enterprise Products Operating LP
$450,000	5.600%	10/15/14	$438,662
325,000	5.000	03/01/15	303,705
ONEOK Partners LP
325,000	6.650	10/01/36	323,820

			2,368,651

Property/Casualty Insurance – 1.5%
AON Capital Trust A
500,000	8.205	01/01/27	540,807
Arch Capital Group Ltd.
475,000	7.350	05/01/34	503,472
Aspen Insurance Holdings Ltd.
350,000	6.000	08/15/14	338,717
Chubb Corp.(a)
525,000	6.375	03/29/67	510,468
Endurance Specialty Holdings Ltd.
375,000	6.150	10/15/15	363,216
Marsh & McClennan Companies, Inc.
600,000	5.150	09/15/10	586,238
White Mountains Reinsurance Group Ltd.(b)
600,000	6.375	03/20/17	576,474
ZFS Finance USA Trust(a)(b)
675,000	5.875	05/09/62	665,044

			4,084,436

REITs – 0.6%
Highwoods Properties, Inc.(b)
425,000	5.850	03/15/17	408,829
iStar Financial, Inc. Series B
1,300,000	5.700	03/01/14	1,268,297

			1,677,126

Retailers – 0.2%
CVS/Caremark Corp.
525,000	5.750	06/01/17	506,532

Tobacco – 0.1%
Altria Group, Inc.
125,000	7.750	01/15/27	146,023

Wireless Telecommunications – 1.3%
America Movil SA de CV
1,000,000	5.500	03/01/14	973,320
New Cingular Wireless Services, Inc.
675,000	7.875	03/01/11	725,680
500,000	8.750	03/01/31	624,430
Nextel Communications, Inc.
900,000	6.875	10/31/13	894,375
Sprint Capital Corp.
25,000	6.875	11/15/28	23,811
Telecom Italia Capital SA
300,000	4.875	10/01/10	292,784

			3,534,400

Wirelines Telecommunications – 1.1%
Deutsche Telekom International Finance BV
700,000	8.250	06/15/30	837,680
GTE Corp.
750,000	7.510	04/01/09	773,092
Telecom Italia Capital SA
225,000	4.000	01/15/10	216,363
800,000	4.950	09/30/14	740,464
Telefonica Europe BV
300,000	7.750	09/15/10	318,260

			2,885,859

TOTAL CORPORATE BONDS
(Cost $56,261,619)			$55,333,005

Mortgage-Backed Obligations – 57.2%

Adjustable Rate FHLMC(a) – 2.2%
$2,321,097	4.847%	09/01/35	$2,295,278
3,659,960	4.732	10/01/35	3,570,228

			5,865,506

Adjustable Rate FNMA(a) – 4.0%
1,793,334	4.451	05/01/33	1,785,572
1,485,481	3.845	10/01/33	1,460,826
2,370,588	4.563	05/01/35	2,388,193
2,810,405	5.353	09/01/35	2,811,645
2,488,000	5.088	12/01/35	2,470,118

			10,916,354

Adjustable Rate Non-Agency(a) – 21.6%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
3,000,000	5.353	09/10/47	2,887,107
Bear Stearns Mortgage Funding Trust Series 2006-AR1, Class 2A1
2,274,375	5.540	08/25/36	2,273,506
Chase Mortgage Finance Corp. Series 2007-A1, Class 2A1
2,857,962	4.142	02/25/37	2,797,022
Countrywide Alternative Loan Trust Series 2005-59, Class 1A2A
957,849	5.700	11/20/35	962,110
Countrywide Alternative Loan Trust Series 2006-OA10, Class 4A1
2,565,263	5.510	08/25/46	2,563,834
Countrywide Alternative Loan Trust Series 2006-OA16, Class A2
4,403,585	5.510	10/25/46	4,393,793
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR2, Class 2A1A
1,899,162	5.520	11/19/37	1,902,817
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
3,000,000	5.512	11/10/45	2,916,801

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(a) – (continued)
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
$1,685,189	5.540%	04/25/46	$1,686,339
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
1,745,724	5.530	05/25/46	1,748,411
J.P. Morgan Mortgage Trust Series 2007-A1, Class 1A1
971,821	4.202	07/25/35	949,450
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
956,745	4.763	07/25/35	941,360
J.P. Morgan Mortgage Trust Series 2007-A1, Class 5A2
937,878	4.768	07/25/35	921,587
Luminent Mortgage Capital Trust Series 2006-2, Class A1A
1,703,206	5.520	02/25/46	1,704,177
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
1,850,239	5.879	12/25/46	1,850,239
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
3,000,000	5.149	12/25/35	2,948,562
Morgan Stanley Capital I Series 2006-T21, Class A4
3,500,000	5.162	10/12/52	3,346,513
Morgan Stanley Capital I Series 2007-T25, Class A3
2,000,000	5.514	11/12/49	1,946,491
Thornburg Mortgage Securities Trust Series 2006-4, Class A2B
2,689,876	5.440	07/25/36	2,687,638
Thornburg Mortgage Securities Trust Series 2006-5, Class A1
2,472,274	5.440	08/25/36	2,469,643
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
3,000,000	5.368	10/15/44	2,900,825
Washington Mutual, Inc. Series 2005-AR10, Class 1A3
2,000,000	4.835	09/25/35	1,967,458
Washington Mutual, Inc. Series 2006-AR11, Class 1A
3,404,541	5.989	09/25/46	3,408,796
Washington Mutual, Inc. Series 2006-AR11, Class 3A1A
922,235	5.949	09/25/46	922,955
Washington Mutual, Inc. Series 2007-OA2, Class 1A
919,428	5.729	03/25/47	917,992
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR9, Class 2A
2,820,885	5.869	11/25/46	2,823,089
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
1,562,687	5.607	07/25/36	1,555,377

			58,393,892

Commercial Mortgage Backed Securities – 7.2%
Sequential Fixed Rate
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4
1,500,000	5.414	09/10/47	1,453,414
Bear Stearns Commercial Mortgage Securities Series 1999-WF2, Class A2
2,687,378	7.080	07/15/31	2,745,793
Bear Stearns Commercial Mortgage Securities Series 2006-T24, Class A4
1,750,000	5.537	10/12/41	1,707,564
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4
3,000,000	5.431	10/15/49	2,901,992
GE Capital Commercial Mortgage Corp. Series 2002-1A, Class A3
2,700,000	6.269	12/10/35	2,763,797
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A4
1,500,000	4.738	07/15/42	1,396,936
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB17, Class A4
2,000,000	5.429	12/12/43	1,932,985
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
2,000,000	5.156	02/15/31	1,911,916
Morgan Stanley Dean Witter Capital I Series 2003-TOP9, Class A2
2,700,000	4.740	11/13/36	2,582,068

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES			$19,396,465

Collateralized Mortgage Obligations – 1.3%
Interest Only(a)(e) – 0.2%
FHLMC Series 2005-3038, Class XA
74,809	0.000	09/15/35	74,301
FHLMC Series 2006-3167, Class X
262,567	0.000	06/15/36	242,877
FHLMC Series 2006-3176, Class XI
1,039,149	0.000	10/15/35	10,638
FHLMC Series 2007-3275, Class UF
97,546	0.000	02/15/37	118,311
FNMA Series 2004-71, Class DI
651,720	0.000	04/25/34	48,634
FNMA Series 2006-81, Class LF
93,999	0.000	09/25/36	99,908
FNMA Series 2007-56, Class GY
99,492	0.000	06/25/37	115,432

			710,101

Planned Amortization Class – 1.1%
FNMA Series 2003-92, Class PD
3,000,000	4.500	03/25/17	2,895,097

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$3,605,198

FHLMC – 8.6%
98,498	7.000	08/01/10	100,631
182	7.000	09/01/11	186
15,970	7.000	11/01/11	16,396

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Mortgage-Backed Obligations – (continued)

FHLMC – (continued)
$28,421	7.000%	12/01/11	$29,180
112,781	7.500	06/01/15	116,860
309,250	7.000	07/01/16	315,378
1,660,642	5.500	02/01/18	1,641,993
119,323	5.500	04/01/18	117,983
205,825	4.500	05/01/18	196,338
48,854	4.500	06/01/18	46,602
194,879	4.500	09/01/18	185,895
211,580	5.500	09/01/18	209,204
143,455	4.500	10/01/18	136,843
516	7.500	10/01/18	517
148,022	4.500	11/01/18	141,199
1,029,109	4.500	12/01/18	981,674
3,547,165	5.000	12/01/18	3,443,983
54,264	4.500	01/01/19	51,763
107,177	4.500	03/01/19	102,152
4,398,355	4.000	06/01/19	4,079,190
26,169	9.500	08/01/19	28,090
4,889,795	5.000	11/01/19	4,740,017
215,481	5.000	02/01/20	208,447
1,116	9.500	08/01/20	1,201
397,929	6.500	10/01/20	408,180
26,734	9.500	02/01/21	28,444
47,016	6.500	01/01/24	47,848
267,304	6.500	12/01/27	271,888
150,243	6.000	03/01/29	149,818
2,063	6.000	04/01/29	2,057
79,571	7.500	12/01/29	83,046
2,175	7.500	11/01/30	2,270
515,596	6.500	12/01/31	524,408
696,812	7.000	05/01/32	719,409
3,325	6.000	08/01/32	3,313
434,766	7.000	12/01/32	448,865
3,678,786	6.500	10/01/34	3,741,656

			23,322,924

FNMA – 11.3%
8,397	6.500	05/01/08	8,533
663	8.000	04/01/09	667
2,937	9.000	02/01/10	3,056
82,969	6.000	08/01/13	83,362
18,677	7.500	01/01/14	18,712
375,858	7.500	08/01/15	388,690
97,453	6.000	04/01/16	98,038
208,916	6.500	05/01/16	212,860
312,214	6.500	09/01/16	318,107
402,061	6.500	11/01/16	409,650
97,436	6.000	12/01/16	98,021
780,061	6.000	02/01/17	784,759
135,230	7.500	04/01/17	139,866
1,170,779	6.000	10/01/17	1,177,831
1,081,816	5.500	02/01/18	1,069,727
331,934	4.500	04/01/18	316,498
2,842,574	4.500	05/01/18	2,710,385
1,168,304	5.000	05/01/18	1,134,203
3,841,786	4.500	06/01/18	3,663,129
205,194	4.500	07/01/18	195,652
110,617	6.500	08/01/18	112,094
461,823	7.000	08/01/18	480,575
4,388,031	4.000	09/01/18	4,082,908
5,412,752	4.500	01/01/19	5,161,040
726	7.000	07/01/25	751
28,975	7.500	10/01/25	30,165
11,323	7.000	11/01/25	11,719
75,300	9.000	11/01/25	81,673
4,210	7.000	08/01/27	4,346
26,262	7.000	09/01/27	27,112
954	7.000	01/01/28	985
4,543	7.500	03/01/28	4,730
827,521	6.000	02/01/29	824,584
467,466	6.000	03/01/29	465,663
189,378	6.500	03/01/29	192,904
408,073	6.000	05/01/29	406,499
44,625	6.500	05/01/29	45,442
1,171,573	6.000	06/01/29	1,167,054
288,453	6.500	06/01/29	293,738
135,572	6.500	07/01/29	138,055
263,992	6.500	08/01/29	268,829
7,786	7.000	09/01/29	8,068
125,657	6.500	10/01/29	127,959
100,398	8.000	10/01/29	106,246
172,468	6.500	11/01/29	175,627
124,695	6.500	12/01/29	126,979
52,867	7.000	12/01/29	54,779
20,042	7.500	12/01/29	20,906
9,312	7.500	04/01/30	9,706
1,646	8.500	04/01/30	1,766
53,478	7.500	05/01/30	55,775
13,382	8.000	05/01/30	13,862
558	8.500	06/01/30	599
13,260	7.500	08/01/30	13,821
35,451	7.500	09/01/30	36,950
254,738	6.500	04/01/31	259,164
49,779	7.000	05/01/32	51,487
366,550	7.000	06/01/32	378,774
435,543	7.000	08/01/32	450,068
130,239	8.000	08/01/32	137,244
1,838,709	7.500	12/01/36	1,901,784

			30,564,176

GNMA – 1.0%
609	6.500	09/15/08	612
66,210	7.000	03/15/12	67,536
65,344	7.000	06/15/23	67,673
22,365	7.000	10/15/25	23,150
29,991	7.000	11/15/25	31,044
4,652	7.000	02/15/26	4,811
20,599	7.000	04/15/26	21,304
9,722	7.000	03/15/27	10,052
1,402	7.000	06/15/27	1,449

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date
			Value
Mortgage-Backed Obligations – (continued)

GNMA – (continued)
$25,893	7.000%	10/15/27	$26,772
177,771	7.000	11/15/27	183,808
10,385	7.000	01/15/28	10,741
70,884	7.000	02/15/28	73,307
23,431	7.000	03/15/28	24,233
12,441	7.000	04/15/28	12,866
1,433	7.000	05/15/28	1,482
28,739	7.000	06/15/28	29,721
47,244	7.000	07/15/28	48,859
143,909	7.000	08/15/28	148,829
65,321	7.000	09/15/28	67,554
11,496	7.000	11/15/28	11,889
6,169	7.500	11/15/30	6,474
4,209	7.000	10/15/31	4,370
1,492	7.000	12/15/31	1,549
38,360	7.500	10/15/32	40,123
1,675,154	6.000	08/20/34	1,668,941

			2,589,149

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $156,605,072)			$154,653,664

Agency Debentures – 6.2%

FFCB
$1,600,000	5.400%	06/08/17	$1,591,573
FHLB
1,800,000	4.000	12/30/11	1,708,038
6,990,000	4.875	12/14/12	6,839,868
5,000,000	4.750	11/14/14	4,802,849
Tennessee Valley Authority
2,000,000	5.375	04/01/56	1,898,541

TOTAL AGENCY DEBENTURES
(Cost $17,256,079)			$16,840,869

U.S. Treasury Obligations – 7.2%

United States Treasury Bonds
$4,000,000	5.375%	02/15/31	$4,112,480
3,340,000	4.500	02/15/36	3,027,109
2,500,000	4.750	02/15/37	2,358,600
United States Treasury Inflation-Protected Securities
1,096,250	2.375	01/15/25	1,054,000
922,212	2.375	01/15/27	885,646
United States Treasury Notes
1,500,000	4.875	08/15/16	1,481,715
1,600,000	4.625	02/15/17	1,549,936
United States Treasury Principal-Only STRIPS(d)
1,400,000	0.000	11/15/21	659,582
5,000,000	0.000	11/15/24	2,017,550
1,300,000	0.000	08/15/25	505,427
1,400,000	0.000	08/15/26	518,196
3,200,000	0.000	11/15/26	1,171,296

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,654,915)			$19,341,537

Short-Term Obligation – 8.5%

JPMorgan Chase Euro – Time Deposit
$22,960,355	5.282	07/02/07	$22,960,355
(Cost $22,960,355)

TOTAL INVESTMENTS – 99.5%
(Cost $272,738,040)			$269,129,430

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			1,277,702

NET ASSETS – 100.0%			$270,407,132

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $18,536,366, which represents approximately 6.9% of net assets as of June 30, 2007.

(c)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security is issued with zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

Investment Abbreviations:
CMBS	—	Commercial Mortgage Backed Securities
CMO	—	Collateralized Mortgage Obligations
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
PAC	—	Planned Amortization Class
REIT	—	Real Estate Investment Trust
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At June 30, 2007, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Purchase/	Expiration	Value on		Unrealized
Contracts with Unrealized Gain	Sale Contract	Date	Settlement Date	Current Value	Gain

Australian Dollar	Purchase	9/19/2007	$3,821,067	$3,834,992	$13,925
British Pound	Purchase	9/19/2007	881,081	889,924	8,843
Canadian Dollar	Purchase	7/12/2007	2,561,329	2,745,287	183,958
Euro	Purchase	9/19/2007	4,700,970	4,741,175	40,205
Japanese Yen	Sale	9/19/2007	3,162,929	3,113,930	48,999
Japanese Yen	Purchase	9/19/2007	1,058,000	1,058,731	731
New Zealand Dollar	Purchase	9/19/2007	1,052,260	1,075,309	23,049
Norwegian Krone	Purchase	9/19/2007	3,128,369	3,179,319	50,950
Swiss Franc	Purchase	9/19/2007	1,058,000	1,064,431	6,431
Swiss Franc	Sale	8/15/2007	10,910	10,798	112
Swedish Krona	Purchase	9/11/2007	489,388	502,779	13,391

TOTAL OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH UNREALIZED GAIN					$390,594

Open Forward Foreign Currency	Purchase/	Expiration	Value on		Unrealized
Contracts with Unrealized Loss	Sale Contract	Date	Settlement Date	Current Value	Loss

Australian Dollar	Sale	9/19/2007	$211,000	$212,781	$(1,781)
Australian Dollar	Purchase	9/19/2007	211,000	210,928	(72)
British Pound	Sale	9/19/2007	849,000	865,820	(16,820)
Canadian Dollar	Sale	7/12/2007	2,555,486	2,745,287	(189,801)
Canadian Dollar	Sale	9/19/2007	211,000	212,266	(1,266)
Canadian Dollar	Purchase	9/19/2007	3,361,381	3,339,897	(21,484)
Euro	Sale	9/19/2007	4,675,903	4,701,640	(25,737)
Japanese Yen	Purchase	9/19/2007	1,267,000	1,260,769	(6,231)
Japanese Yen	Sale	9/19/2007	211,000	212,570	(1,570)
New Zealand Dollar	Sale	9/19/2007	1,270,000	1,287,828	(17,828)
Norwegian Krone	Sale	9/19/2007	633,653	648,273	(14,620)
Swiss Franc	Sale	9/19/2007	3,672,462	3,697,072	(24,610)

TOTAL OPEN FORWARD FOREIGN CURRENCY CONTRACTS WITH UNREALIZED LOSS					$(321,820)

FUTURES CONTRACTS — At June 30, 2007, the following futures contracts were open:

	Number of
	Contracts Long	Settlement		Unrealized
Type	(Short)	Month	Market Value	Gain (Loss)

Eurodollars	14	September 2007	$3,313,450	$(11,335)
Eurodollars	(15)	December 2007	(3,551,813)	14,238
Eurodollars	(4)	March 2008	(947,900)	4,437
Eurodollars	(4)	June 2008	(948,250)	3,936
U.S. Treasury Bonds	101	September 2007	10,882,750	(67,634)
2 Year U.S. Treasury Notes	116	September 2007	23,638,625	(6,052)
5 Year U.S. Treasury Notes	(33)	September 2007	(3,434,578)	(5,600)
10 Year U.S. Treasury Notes	(9)	September 2007	(951,328)	12,007

TOTAL			$28,000,956	$(56,003)

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 54.4%

Adjustable Rate FHLMC(a) – 2.0%
$773,699	4.846%	09/01/35	$765,093
914,990	4.731	10/01/35	892,557

			1,657,650

Adjustable Rate FNMA(a) – 4.0%
597,778	4.451	05/01/33	595,191
742,740	3.845	10/01/33	730,413
1,185,294	4.563	05/01/35	1,194,096
829,000	5.088	12/01/35	823,042

			3,342,742

Adjustable Rate Non-Agency(a) – 12.5%
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4
500,000	5.900	09/11/38	498,121
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A3
500,000	5.914	03/15/49	498,303
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
1,000,000	5.400	07/15/44	967,131
Commercial Mortgage Pass Through Certificates Series 2006-C7, Class A4
1,000,000	5.962	06/10/46	999,291
Countrywide Alternative Loan Trust Series 2005-59, Class 1A2A
638,566	5.700	11/20/35	641,406
Indymac Index Mortgage Loan Trust Series 2006-AR2, Class 1A1A
674,075	5.540	04/25/46	674,535
J.P. Morgan Mortgage Trust Series 2007-A1, Class 2A2
956,745	4.763	07/25/35	941,361
Lehman XS Trust Series 2007-4N, Class 3A2A
958,838	5.779	03/25/37	957,639
Luminent Mortgage Trust Series 2006-2, Class A1A
681,282	5.520	02/25/46	681,671
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
1,000,000	5.150	12/25/35	982,854
Washington Mutual, Inc. Series 2005-AR10, Class 1A3
1,000,000	4.835	09/25/35	983,729
Washington Mutual, Inc. Series 2006-AR11, Class 3A1A
922,235	5.949	09/25/46	922,955
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3
781,344	5.607	07/25/36	777,689

			10,526,685

Commercial Mortgage Backed Securities – 3.4%
Sequential Fixed Rate
Banc of America Commercial Mortgage, Inc. Series 2006-4, Class A4
1,000,000	5.634	07/10/46	983,869
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4
1,000,000	5.414	09/10/47	968,942
Commercial Mortgage-Pass Through Certificates Series 2006-C8, Class A4
1,000,000	5.306	12/10/46	957,911

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES			2,910,722

Collateralized Mortgage Obligations – 11.2%
Interest Only(a)(d) – 0.2%
FNMA Series 2004-47, Class EI
394,842	0.000	06/25/34	31,162
FNMA Series 2004-62, Class DI
169,353	0.000	07/25/33	12,243
FNMA Series 2007-53, Class UF
99,790	0.000	06/15/37	117,819

			161,224

Planned Amortization Class – 11.0%
FNMA Series 2003-32, Class PD
1,926,867	4.000	07/25/22	1,918,112
FNMA Series 2003-70, Class BS
2,858,409	4.000	04/25/22	2,830,601
FNMA Series 2719, Class GC
4,580,000	5.000	06/25/26	4,499,282

			9,247,995

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			9,409,219

FHLMC – 7.1%
1,754,635	4.500	12/01/18	1,673,758
1,759,356	4.000	06/01/19	1,631,689
1,491,703	4.500	06/01/19	1,422,945
409	8.000	06/01/19	409
12,468	10.000	03/01/21	13,563
25,542	6.500	06/01/23	26,237
1,241,315	6.500	10/01/34	1,262,529

			6,031,130

FNMA – 14.2%
398	8.000	04/01/09	400
84,562	5.000	11/01/17	82,147
378,037	5.000	12/01/17	367,238
330,305	5.000	01/01/18	320,870
938,609	5.000	02/01/18	911,213
278,413	5.000	03/01/18	270,287
41,492	4.500	04/01/18	39,562
433,512	5.000	04/01/18	420,859
355,319	4.500	05/01/18	338,796
167,109	5.000	05/01/18	162,231
480,222	4.500	06/01/18	457,890
885,182	5.000	06/01/18	859,345
25,649	4.500	07/01/18	24,456
26,325	5.000	07/01/18	25,557
1,755,212	4.000	09/01/18	1,633,163
801,234	4.500	09/01/18	763,974
25,406	4.500	10/01/18	24,225

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$1,015,760	4.500%	11/01/18	$968,523
534,504	5.000	11/01/18	518,903
122,487	4.500	12/01/18	116,791
808,295	5.000	12/01/18	784,702
25,630	4.500	01/01/19	24,438
35,568	4.500	03/01/19	33,914
887,971	5.000	04/01/19	862,053
816,419	5.000	06/01/19	792,589
297,869	4.500	09/01/19	284,017
85,176	4.500	03/01/20	81,215
221,937	4.500	04/01/20	211,616
25,147	8.000	09/01/21	26,483
92,965	7.500	05/01/36	96,154
400,853	7.500	06/01/36	414,604
85,391	7.500	07/01/36	88,320

			12,006,535

GNMA – 0.0%
2,080	6.500	06/15/09	2,105

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $46,407,811)			$45,886,788

Agency Debentures – 28.7%

FFCB
$500,000	5.400%	06/08/17	$497,367
FHLB
7,000,000	3.500	04/06/09	6,801,256
4,500,000	4.000	12/19/11	4,244,649
9,500,000	4.000	12/30/11	9,014,645
FNMA
3,000,000	3.860	02/22/08	2,971,698
Tennessee Valley Authority
700,000	5.375	04/01/56	664,489

TOTAL AGENCY DEBENTURES
(Cost $24,595,192)			$24,194,104

U.S. Treasury Obligations – 10.0%

United States Treasury Inflation-Protected Securities
$219,250	2.375%	01/15/25	$210,800
204,936	2.375	01/15/27	196,810
United States Treasury Notes
1,900,000	4.875	08/15/09	1,899,202
100,000	4.500	09/30/11	98,383
400,000	5.125	05/15/16	402,240
2,100,000	4.875	08/15/16	2,074,401
United States Treasury Notes – (continued)
1,100,000	4.625	02/15/17	1,065,581
900,000	4.500	02/15/36	815,688
1,100,000	4.750	02/15/37	1,037,784
United States Treasury Principal-Only STRIPS(c)
200,000	0.000	08/15/25	77,758
300,000	0.000	08/15/26	111,042
1,300,000	0.000	11/15/26	475,839

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,585,475)			$8,465,528

Short-Term Obligation – 6.9%

JPMorgan Chase Euro – Time Deposit
$5,800,330	5.282%	07/02/07	$5,800,330
(Cost $5,800,330)

TOTAL INVESTMENTS – 100.0%
(Cost $85,388,808)			$84,346,750

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			17,302

NET ASSETS – 100.0%			$84,364,052

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.

(b)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Security issued with a zero coupon, and interest rate is contingent upon LIBOR reaching a predetermined level.

Investment Abbreviations:
CMBS	—	Commercial Mortgage Backed Securities
CMO	—	Collateralized Mortgage Obligations
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
PAC	—	Planned Amortization Class
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2007, the following futures contracts were open:

	Number of
	Contracts Long	Settlement		Unrealized
Type	(Short)	Month	Market Value	Gain (Loss)

Eurodollars	10	September 2007	$2,366,750	$(8,096)
Eurodollars	(1)	December 2007	(236,787)	949
Eurodollars	(2)	March 2008	(473,950)	2,218
Eurodollars	(4)	June 2008	(948,250)	3,936
U.S. Treasury Bonds	83	September 2007	8,943,250	(131,035)
2 Year U.S. Treasury Notes	(15)	September 2007	(3,056,719)	3,235
5 Year U.S. Treasury Notes	(46)	September 2007	(4,787,594)	(4,616)
10 Year U.S. Treasury Notes	18	September 2007	1,902,656	(11,640)

TOTAL			$3,709,356	$(145,049)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost
Commercial Paper and Corporate Obligations – 34.0%

Aspen Funding Corp.
$5,000,000	5.235%	07/23/07	$4,984,004
Atlantic Asset
4,000,000	5.235	07/06/07	3,997,092
BA Credit Card Trust (Emerald)
4,000,000	5.245	07/19/07	3,989,510
Beta Finance Corp.
1,000,000	5.240	07/24/07	996,652
Charta LLC
5,000,000	5.300	08/24/07	4,960,250
Citibank Credit Card Issuance Trust (Dakota Corp.)
3,000,000	5.240	07/20/07	2,991,703
General Electric Capital Corp.
4,000,000	5.150	10/15/07	3,939,345
Grampian Funding LLC
5,000,000	5.190	11/21/07	4,896,921
Irish Life & Permanent PLC
3,000,000	5.180	10/16/07	2,953,812
Lake Constance Funding Ltd.
4,000,000	5.260	09/13/07	3,956,751
Landale Funding LLC
5,000,000	5.250	09/10/07	4,948,229
Liberty Street Funding Corp.
2,453,000	5.290	08/20/07	2,434,977
Macquarie Bank Ltd.
1,148,000	5.270	07/05/07	1,147,328
Nationwide Building Society
5,000,000	5.240	08/10/07	4,970,889
Newport Funding Corp.
5,000,000	5.235	07/23/07	4,984,004
Tulip Funding Corp.
5,000,000	5.330	07/30/07	4,978,532
United Parcel Service of America, Inc.
2,000,000	5.210	07/31/07	1,991,317
Westpac Banking Corp.
3,000,000	5.200	12/21/07	2,925,033
Windmill Funding Corp.
5,000,000	5.300	07/11/07	4,992,639

TOTAL COMMERCIAL PAPER AND CORPORATE
OBLIGATIONS			$71,038,988

Eurodollar Certificates of Deposit – 0.5%

Societe Generale
$1,000,000	5.300%	01/03/08	$1,000,000

Medium Term Notes – 2.8%

UBS AG Stamford
$1,000,000	5.400%	11/28/07	$1,000,000
Wal-Mart Stores, Inc.(a)
5,000,000	5.502	07/16/07	5,000,132

TOTAL MEDIUM TERM NOTES			$6,000,132

Variable Rate Obligations(b) – 29.7%

Barclays Bank PLC
$4,000,000	5.281%	07/16/07	$3,999,543
Caja Madrid
5,000,000	5.360	07/19/07	5,000,000
Crown Point Capital Co. LLC
5,000,000	5.310	09/10/07	4,999,817
HBOS Treasury Services PLC
5,000,000	5.290	07/09/07	5,000,000
IBM Corp.(a)
10,000,000	5.330	07/08/07	10,000,000
Merrill Lynch & Co., Inc.
2,000,000	5.330	07/16/07	2,000,000
Nordea Bank AB(a)
4,000,000	5.330	07/11/07	4,000,000
Royal Bank of Canada
5,000,000	5.265	07/03/07	4,998,882
Royal Bank of Scotland Group PLC
5,000,000	5.265	07/26/07	4,998,910
Societe Generale
2,000,000	5.270	07/26/07	1,999,564
5,000,000	5.271	07/02/07	4,999,997
UBS AG Stamford
2,000,000	5.290	07/16/07	2,000,000
Unicredito Italiano NY
4,000,000	5.330	09/11/07	4,000,003
Wells Fargo & Co.
4,000,000	5.310	07/03/07	4,000,000

TOTAL VARIABLE RATE
OBLIGATIONS			$61,996,716

Yankee Certificates of Deposit – 13.9%

Barclays Bank PLC
$5,000,000	5.310%	08/03/07	$5,000,000
1,000,000	5.320	08/23/07	1,000,000
Credit Suisse First Boston, Inc.
2,000,000	5.310	05/22/08	2,000,000
DePfa Bank PLC
5,000,000	5.310	08/09/07	5,000,000
5,000,000	5.310	08/10/07	5,000,000
Deutsche Bank AG
3,000,000	5.310	10/11/07	3,000,000
1,000,000	5.400	11/21/07	1,000,000
Norinchukin Bank NY
2,000,000	5.320	08/20/07	1,999,940
5,000,000	5.340	09/10/07	4,999,864

TOTAL YANKEE
CERTIFICATES OF DEPOSIT			$28,999,804

TOTAL INVESTMENTS BEFORE REPURCHASE
AGREEMENT			$169,035,640

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND
Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost
Repurchase Agreement(c) – 18.4%

Joint Repurchase Agreement Account II
$38,300,000	5.369%	07/02/07	$38,300,000
Maturity Value: $38,317,136

TOTAL INVESTMENTS – 99.3%			$207,335,640

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%
			1,408,725

NET ASSETS – 100.0%			$208,744,365

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $19,000,132, which represents approximately 9.1% of net assets as of June 29, 2007.

(b)	Variable or floating rate security index is based on either Federal Funds, U.S. Treasury Bill, or London Interbank Offering Rate.

(c)	Joint repurchase agreement was entered into on June 29, 2007. Additional information appears on page 39.

Maturity dates represent either the stated date on the security or the next interest reset date for floating rate securities.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2007, the Fund had an undivided interest in the Joint Repurchase Agreement Account II, which equaled $38,300,000, in principal amount.

Repurchase Agreements

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,000,000,000	5.36%	07/02/07	$1,000,446,667

Barclays Capital PLC	1,000,000,000	5.38	07/02/07	1,000,448,333

Bear Stearns	750,000,000	5.40	07/02/07	750,337,500

Citigroup Global Markets, Inc.	1,500,000,000	5.40	07/02/07	1,500,675,000

Credit Suisse First Boston LLC	250,000,000	5.38	07/02/07	250,112,083

Deutsche Bank Securities, Inc.	100,000,000	5.25	07/02/07	100,043,750

Deutsche Bank Securities, Inc.	2,000,000,000	5.35	07/02/07	2,000,891,667

Greenwich Capital Markets	500,000,000	5.38	07/02/07	500,224,167

Lehman Brothers Holdings, Inc.	250,000,000	5.29	07/02/07	250,110,208

Lehman Brothers Holdings, Inc.	250,000,000	5.30	07/02/07	250,110,417

UBS Securities LLC	100,000,000	5.35	07/02/07	100,044,583

Wachovia Capital Markets	250,000,000	5.40	07/02/07	250,112,500

TOTAL	$7,950,000,000			$7,953,556,875

At June 30, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 5.000% to 6.000%, due 06/14/13 to 08/15/19; Federal Home Loan Mortgage Association, 3.500% to 8.000%, due 01/01/08 to 02/01/46; Federal National Mortgage Association, 0.000% to 11.500%, due 01/01/08 to 06/01/47; Government National Mortgage Association, 4.500% to 8.500%, due 07/15/09 to 06/15/37. The aggregate market value of the collateral, including accrued interest, was $8,144,019,914.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Assets and Liabilities

June 30, 2007 (Unaudited)

Growth
Opportunities
Fund

Assets:

Investment in securities, at value (identified cost $190,927,048, $289,761,970, $272,738,040 and $85,388,808, respectively and amortized cost $169,035,640 Money Market Fund only)(a)	$214,429,569
Repurchase agreement, at value (cost $38,300,000 Money Market Fund only)	—
Securities lending collateral, at value which equals cost	17,484,125
Cash(b)	—
Foreign currencies, at value (identified cost $0, $0, $30,932, $0 and $0, respectively)	—
Receivables:
Investment securities sold	3,028,454
Interest and dividends, at value	55,512
Securities lending income	9,750
Reimbursement from adviser	53,963
Forward foreign currency exchange contracts, at value	—
Variation margin	—
Fund shares sold	—
Other assets	4,035

Total assets	235,065,408

Liabilities:

Due to Custodian	275,149
Payables:
Payable upon return of securities loaned	17,484,125
Investment securities purchased	604,499
Amounts owed to affiliates	206,483
Fund shares repurchased	193,315
Forward foreign currency exchange contracts, at value	—
Variation margin	—
Accrued expenses and other liabilities	38,490

Total liabilities	18,802,061

Net Assets:

Paid-in capital	176,783,916
Accumulated undistributed (distributions in excess of) net investment income (loss)	(652,068)
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	16,628,978
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	23,502,521

NET ASSETS	$216,263,347

Total Service shares of beneficial interest outstanding, $0.001 par value (unlimited number of shares authorized)	30,909,321
Net asset value, offering and redemption price per share:	$7.00

(a)	Includes loaned securities having market values of $17,111,687 and $607,740 for the Growth Opportunities and Equity Index Funds, respectively.
(b)	Includes $323,103 and $186,155 for the Core Fixed Income and Government Income Funds, respectively, relating to initial margin requirements for futures transactions.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Equity	Core Fixed	Government	Money
Index Fund	Income Fund	Income Fund	Market Fund

$411,406,400	$269,129,430	$84,346,750	$169,035,640
—	—	—	38,300,000
627,900	—	—	—
501,401	2,835,025	284,360	66,703
—	31,254	—	—
146,934	—	173,652	—
470,976	1,988,486	459,910	809,539
282	—	—	—
60,534	74,049	41,396	42,400
—	390,594	—	—
—	106,485	69,437	—
—	58,107	116,749	623,393
—	—	—	2,324

413,214,427	274,613,430	85,492,254	208,879,999

—	—	—	—
627,900	—	—	—
1,654,771	3,390,802	1,031,536	—
117,170	120,263	46,877	86,416
167,475	289,112	2,253	—
—	321,820	—	—
10,980	—	—	—
86,817	84,301	47,536	49,218

2,665,113	4,206,298	1,128,202	135,634

361,306,376	283,705,265	89,356,889	208,744,259
3,323,630	56,100	(2,450)	1,974
(75,771,512)	(9,758,715)	(3,803,280)	(1,868)
121,690,820	(3,595,518)	(1,187,107)	—

$410,549,314	$270,407,132	$84,364,052	$208,744,365

34,800,830	27,581,808	8,551,634	208,742,391
$11.80	$9.80	$9.87	$1.00

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

Growth
Opportunities
Fund

Investment income:

Interest (including securities lending income of $35,743, $1,331, $0, $0, and $0, respectively)(a)	$54,049
Dividends	521,038

Total investment income	575,087

Expenses:

Management fees	1,079,217
Distribution and Service fees	269,804
Shareholder meeting expense	44,821
Transfer agent fees	43,169
Professional fees	36,939
Custody and accounting fees	11,082
Trustee fees	9,719
Printing fees	8,593
Other	3,698

Total expenses	1,507,042

Less — expense reductions	(279,887)

Net expenses	1,227,155

NET INVESTMENT INCOME (LOSS)	(652,068)

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	12,308,997
Futures transactions	—
Foreign currency related transactions	(66)
Net change in unrealized gain (loss) on:
Investments	19,261,869
Futures	—
Translation of assets and liabilities denominated in foreign currencies	52

Net realized and unrealized gain (loss) on investment, futures and foreign currency related transactions	31,570,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,918,784

(a)	For the Core Fixed Income Fund, foreign taxes withheld on interest income were $1,538.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

			Money
Equity	Core Fixed	Government	Market
Index Fund	Income Fund	Income Fund	Fund

$180,620	$7,382,178	$2,093,476	$5,607,762
3,939,970	—	—	—

4,120,590	7,382,178	2,093,476	5,607,762

631,032	554,236	232,222	365,700
520,708	346,268	107,486	261,213
68,868	44,729	22,965	28,788
84,137	55,424	17,202	41,794
65,138	34,189	38,383	33,424
35,973	27,825	16,900	13,411
9,719	9,719	9,719	9,719
12,467	2,866	742	8,757
11,148	8,839	5,984	3,483

1,439,190	1,084,095	451,603	766,289

(604,396)	(341,325)	(161,037)	(256,818)

834,794	742,770	290,566	509,471

3,285,796	6,639,408	1,802,910	5,098,291

22,779,598	(33,062)	51,666	—
318,681	(665,879)	(92,846)	—
—	17,751	—	—
1,565,678	(3,262,840)	(672,202)	—
37,369	150,680	(90,302)	—
—	(18,208)	—	—

24,701,326	(3,811,558)	(803,684)	—

$27,987,122	$2,827,850	$999,226	$5,098,291

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statements of Changes in Net Assets

	Growth Opportunities

	For the
	Six Months Ended	For the
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006
From operations:

Net investment income (loss)	$(652,068)	$(1,404,218)
Net realized gain (loss) from investment, futures and foreign currency related transactions	12,308,931	91,071,705
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	19,261,921	(76,856,373)

Net increase in net assets resulting from operations	30,918,784	12,811,114

Distributions to shareholders:

From net investment income	—	—
From net realized gains	—	(89,741,828)

Total distributions to shareholders	—	(89,741,828)

From share transactions:

Proceeds from sales of shares	232,523	565,388
Reinvestments of dividends and distributions	—	89,741,828
Cost of shares repurchased	(30,138,635)	(71,951,318)

Net increase (decrease) in net assets resulting from share transactions	(29,906,112)	18,355,898

Payment from previous investment manager of merged fund	—	2,462

Net increase (decrease) in net assets resulting from capital transactions	(29,906,112)	18,358,360

TOTAL INCREASE (DECREASE)	1,012,672	(58,572,354)

Net assets:

Beginning of period	215,250,675	273,823,029

End of period	$216,263,347	$215,250,675

Accumulated undistributed (distribution in excess of) net investment income (loss)	$(652,068)	$—

Summary of share transactions:

Shares sold	35,923	61,670
Impact of conversion of shares due to merger	—	(105,942,206)
Shares issued on reinvestment of dividends and distributions	—	14,544,860
Shares repurchased	(4,593,467)	(8,003,266)

NET INCREASE (DECREASE)	(4,557,544)	(99,338,942)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Equity Index		Core Fixed Income		Government Income		Money Market

For the		For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the
June 30, 2007	Year Ended	June 30, 2007	Year Ended	June 30, 2007	Year Ended	June 30, 2007	Year Ended
(Unaudited)	December 31, 2006	(Unaudited)	December 31, 2006	(Unaudited)	December 31, 2006	(Unaudited)	December 31, 2006

$3,285,796	$6,852,464	$6,639,408	$13,456,074	$1,802,910	$3,657,080	$5,098,291	$9,943,381
23,098,279	25,077,385	(681,190)	(4,151,657)	(41,180)	(1,195,978)	—	—
1,603,047	31,725,131	(3,130,368)	2,614,860	(762,504)	1,067,756	—	—

27,987,122	63,654,980	2,827,850	11,919,277	999,226	3,528,858	5,098,291	9,943,381

—	(6,863,196)	(6,520,453)	(13,428,582)	(1,805,360)	(3,790,127)	(5,096,317)	(9,943,381)
—	—	—	—	—	—	—	—

—	(6,863,196)	(6,520,453)	(13,428,582)	(1,805,360)	(3,790,127)	(5,096,317)	(9,943,381)

7,827,968	6,907,077	5,570,206	6,755,685	6,381,932	5,206,721	74,861,346	122,952,588
—	6,863,196	6,520,453	13,428,582	1,805,360	3,790,127	5,096,317	9,965,929
(63,736,322)	(121,920,092)	(23,758,695)	(65,768,167)	(10,079,679)	(24,444,204)	(70,654,175)	(155,695,349)

(55,908,354)	(108,149,819)	(11,668,036)	(45,583,900)	(1,892,387)	(15,447,356)	9,303,488	(22,776,832)

—	241,488	—	—	—	2,488	—	—

(55,908,354)	(107,908,331)	(11,668,036)	(45,583,900)	(1,892,387)	(15,444,868)	9,303,488	(22,776,832)

(27,921,232)	(51,116,547)	(15,360,639)	(47,093,205)	(2,698,521)	(15,706,137)	9,305,462	(22,776,832)

438,470,546	489,587,093	285,767,771	332,860,976	87,062,573	102,768,710	199,438,903	222,215,735

$410,549,314	$438,470,546	$270,407,132	$285,767,771	$84,364,052	$87,062,573	$208,744,365	$199,438,903

$3,323,630	$37,834	$56,100	$(62,855)	$(2,450)	$—	$1,974	$—

663,100	642,626	558,062	1,414,696	639,112	521,937	74,861,346	122,952,588
—	(127,249,407)	—	(281,251,666)	—	(85,825,236)	—	—
—	619,981	661,677	1,366,538	182,027	383,634	5,096,317	9,965,929
(5,595,240)	(12,847,336)	(2,382,875)	(8,050,378)	(1,007,516)	(3,162,454)	(70,654,175)	(155,695,349)

(4,932,140)	(138,834,136)	(1,163,136)	(286,520,810)	(186,377)	(88,082,119)	9,303,488	(22,776,832)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

														Ratio
														assuming
		Income (loss) from												no expense
		investment operations												reductions

				Net		Distributions to						Ratio of		Ratio of
	Net asset			realized		shareholders	Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	from net	value,		end of	net expenses		loss		expenses		Portfolio
Year — Service	beginning	investment		unrealized	investment	investment	end of	Total	period	to average		to average		to average		turnover
Class	of period	loss		gain (loss)	operations	income	period	return(b)	(in 000s)	net assets		net assets		net assets		rate

For the Six Months ended June 30, (Unaudited)

2007	$6.07	$(0.02	) (a)	$0.95	$0.93	$—	$7.00	15.32%	$216,263	1.14	% (i)	(0.60	)% (d)(i)	1.38	% (h)(i)	29%
For the Years ended December 31,(c)

2006	9.69	(0.06	) (a)	0.68	0.62	(4.24)	6.07	5.74	215,251	1.15		(0.60	)(d)	1.37		82
2005	10.90	(0.05	) (e)(g)	1.54	1.49	(2.70)	9.69	14.68	273,823	1.15		(0.50)		1.15		27
2004(f)	10.13	(0.07	) (g)	1.78	1.71	(0.94)	10.90	18.62	299,355	1.14		(0.70)		1.15		38
2003(f)	7.25	(0.07	) (g)	2.95	2.88	—	10.13	39.72	296,204	1.11		(0.70)		1.13		46
2002(f)	9.25	(0.07	) (g)	(1.93)	(2.00)	—	7.25	(21.62)	287,593	1.05		(0.70)		1.06		41

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. The Goldman Sachs Growth Opportunities Fund first began operations as the Allmerica Select Capital Appreciation Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Growth Opportunities Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(d)	Ratio of net investment loss assuming no expense reductions is (0.82)% for the year ended December 31, 2006 and (0.84%) for the six months ended June 30, 2007.
(e)	Investment income per share reflects a special dividend of $0.005 for the Predecessor AIT Fund.
(f)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.
(g)	Calculated based on the SEC methodology.
(h)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(i)	Annualized.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

																Ratio
																assuming
		Income (loss) from														no expense
		investment operations				Distributions to shareholders										reductions

				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		income		expenses		Portfolio
Year — Service	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
Class	of period	income		gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		rate

For the Six Months ended June 30, (Unaudited)

2007	$11.04	$0.09	(a)	$0.67	$0.76	$—	$—	$—	$11.80	6.88%	$410,549	0.40	% (k)	1.56	% (d)(k)	0.67	% (j)(k)	6%
For the Years ended December 31,(c)

2006	9.71	0.16	(a)	1.34	1.50	(0.17)	—	(0.17)	11.04	15.49 (i)	438,471	0.41		1.53	(d)	0.67		4
2005	9.43	0.13	(e)(h)	0.28	0.41	(0.13)	—	(0.13)	9.71	4.38	489,587	0.52		1.35		0.52		7
2004(f)	8.69	0.14	(h)	0.74	0.88	(0.14)	—	(0.14)	9.43	10.32	595,037	0.50		1.53		0.52		4
2003(f)	6.88	0.10	(g)(h)	1.81	1.91	(0.10)	—	(0.10)	8.69	27.83	666,455	0.45		1.37		0.50		23
2002(f)	9.62	0.10	(h)	(2.19)	(2.09)	(0.10)	(0.55)	(0.65)	6.88	(22.22)	342,683	0.45		1.16		0.47		10

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. The Goldman Sachs Equity Index Fund first began operations as the Allmerica Equity Index Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Equity Index Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(d)	Ratio of net investment income assuming no expense reductions is 1.27% for the year ended December 31, 2006 and 1.29% for the six months ended June 30, 2007.
(e)	Investment income per share reflects a special dividend of $0.028 for the Predecessor AIT Fund.
(f)	Effective January 1, 2005, brokerage commissions are included with realized gain or loss on investment transactions. Prior to January 1, 2005, these amounts were presented as a reduction of expenses. Prior year amounts have not been restated to reflect this change.
(g)	Net investment income per share before expense reductions was $0.099.
(h)	Calculated based on the SEC methodology.
(i)	Total return reflects the impact of a payment from previous investment manager of a merged fund to compensate for possible adverse effects of trading activity of certain contract holders of the merged fund prior to January 9, 2006 received this year. Excluding such payments, the total return would have been 15.39%.
(j)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(k)	Annualized.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

																	Ratio
																	assuming
		Income (loss) from															no expense
		investment operations					Distributions to shareholders										reductions

				Net											Ratio of		Ratio of
	Net asset			realized				From		Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and		Total from	From net	net		value,		end of	net expenses		income		expenses		Portfolio
Year — Service	beginning	investment		unrealized		investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
Class	of period	income		gain (loss)		operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		rate(e)

For the Six Months ended June 30, (Unaudited)

2007	$9.94	$0.24	(a)	$(0.14)		$0.10	$(0.24)	$—	$(0.24)	$9.80	0.97%	$270,407	0.54	% (k)	4.79	% (d)(k)	0.77	% (j)(k)	25%
For the Years ended December 31,(c)

2006	9.98	0.44	(a)	(0.03	)(i)	0.41	(0.45)	—	(0.45)	9.94	4.23 (h)	285,768	0.54		4.49	(d)	0.78		265
2005	10.29	0.42	(g)	(0.24)		0.18	(0.49)	—	(0.49)	9.98	1.84	332,861	0.64		4.05		0.64		110
2004	10.58	0.41	(g)	—		0.41	(0.56)	(0.14)	(0.70)	10.29	3.98	402,219	0.64		3.78		0.64		113
2003	10.72	0.38	(g)	(0.03	)(f)	0.35	(0.49)	—	(0.49)	10.58	3.31	530,199	0.63		3.42		0.63		192
2002	10.46	0.51	(g)	0.32		0.83	(0.57)	—	(0.57)	10.72	8.14	620,074	0.58		4.85		0.58		130

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. The Goldman Sachs Core Fixed Income Fund first began operations as the Allmerica Select Investment Grade Income Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Core Fixed Income Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(d)	Ratio of net investment income assuming no expense reductions is 4.25% for the year ended December 31, 2006 and 4.56% for the six months ended June 30, 2007.
(e)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 25% for the period ended June 30, 2007 and 259% for the year ended December 31, 2006. Prior year ratios include the effect of mortgage dollar roll transactions.
(f)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period. This is due to the timing of sales and repurchases of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(g)	Calculated based on the SEC methodology.
(h)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payment, the total return would have been 3.81%.
(i)	Reflects an increase of $0.04 due to payments received for class action settlements received this year.
(j)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(k)	Annualized.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

																Ratio
																assuming
		Income (loss) from														no expense
		investment operations				Distributions to shareholders										reductions

				Net										Ratio of		Ratio of
	Net asset			realized			From		Net asset		Net assets,	Ratio of		net investment		total
	value,	Net		and	Total from	From net	net		value,		end of	net expenses		income		expenses		Portfolio
Year — Service	beginning	investment		unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		turnover
Class	of period	income		gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		rate(e)

For the Six Months ended June 30, (Unaudited)

2007	$9.96	$0.22	(a)	$(0.10)	$0.12	$(0.21)	$—	$(0.21)	$9.87	1.11%	$84,364	0.68	% (h)	4.19	% (d)(h)	1.02	% (g)(h)	19%
For the Years ended December 31,(c)

2006	9.98	0.39	(a)	0.01	0.40	(0.42)	—	(0.42)	9.96	4.05	87,063	0.68		3.96	(d)	1.02		523
2005	10.19	0.32	(f)	(0.16)	0.16	(0.37)	—	(0.37)	9.98	1.55	102,769	0.74		3.18		0.74		44
2004	10.39	0.28	(f)	(0.07)	0.21	(0.39)	(0.02)	(0.41)	10.19	2.12	128,860	0.73		3.02		0.73		77
2003	10.63	0.28	(f)	(0.10)	0.18	(0.42)	—	(0.42)	10.39	1.67	20,018	0.71		2.82		0.71		55
2002	10.13	0.39	(f)	0.53	0.92	(0.42)	—	(0.42)	10.63	9.28	291,995	0.68		3.48		0.68		79

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than one full year are not annualized. The Goldman Sachs Government Income Fund first began operations as the Allmerica Government Bond Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecessor AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006 is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Government Income Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund at $10.00 per share. Historical per-share amounts prior to the Fund reorganization have been adjusted to reflect the conversion ratio utilized for the reorganization.
(d)	Ratio of net investment income assuming no expense reductions is 3.62% for the year ended December 31, 2006 and 3.85% for the six months ended June 30, 2007.
(e)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 19% for the period ended June 30, 2007 and 447% for the year ended December 31, 2006. Prior year ratios include the effect of mortgage dollar roll transactions.
(f)	Calculated based on the SEC methodology.
(g)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.03% of average net assets.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

													Ratio
													assuming no
													expense
													reductions
											Ratio of
	Net asset			Distributions		Net asset		Net assets,	Ratio of		net investment		Ratio of
	value,	Net		from net		value,		end of	net expenses		income		total expenses
Year — Service	beginning	investment		investment		end	Total	period	to average		to average		to average
Class	of period	income		income		of period	return(b)	(in 000s)	net assets		net assets		net assets

For the Six Months ended June 30, (Unaudited)

2007	$1.00	$0.02	(a)	$(0.02)		$1.00	2.44%	$208,744	0.49	% (g)	4.88	% (d)(g)	0.72	% (g)
For the Years Ended December 31,(c)

2006	1.00	0.05	(a)	(0.05)		1.00	4.65	199,439	0.49		4.59	(d)	0.71
2005	1.00	0.03	(e)	(0.03	)(f)	1.00	2.75	222,194	0.55		2.65		0.55
2004	1.00	0.01	(e)	(0.01)		1.00	0.91	264,679	0.52		0.88		0.52
2003	1.00	0.01	(e)	(0.01)		1.00	0.80	377,155	0.53		0.82		0.53
2002	1.00	0.02	(e)	(0.02)		1.00	1.66	704,805	0.45		1.63		0.45

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes reinvestment of all distributions. Total returns for periods less than one full year are not annualized. The Goldman Sachs Money Market Fund first began operations as the Allmerica Money Market Fund (the “Predecessor AIT Fund”) of the Allmerica Investment Trust. On January 9, 2006, the Predecesser AIT Fund was reorganized as a new portfolio of the Goldman Sachs Variable Insurance Trust. Performance prior to January 9, 2006, is that of the Predecessor AIT Fund. The Predecessor AIT Fund was considered the accounting survivor of the reorganization and as such, the historical total return information of the Predecessor AIT Fund is provided.
(c)	The Predecessor AIT Fund was the accounting survivor of the reorganization and as such, the prior years financial highlights reflect the financial information of the Predecessor AIT Fund through January 8, 2006. In connection with such acquisition, the Goldman Sachs Money Market Fund issued Service Class Shares to the former shareholders of the Predecessor AIT Fund.
(d)	Ratio of net investment income assuming no expense reductions is 4.37% for the year ended December 31, 2006 and 4.65% for the six months ended June 30, 2007..
(e)	Calculated based on the SEC methodology.
(f)	Distribution from net realized gain on investments and return of capital amounted to less than $0.0005.

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements

June 30, 2007 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end, management investment company. The Trust includes the Goldman Sachs Growth Opportunities Fund, Goldman Sachs Equity Index Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Government Income Fund and Goldman Sachs Money Market Fund (collectively, the “Funds” or individually a “Fund”).
     On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, all of the assets, subject to liabilities, of Allmerica Investment Trust’s (“AIT”) Select Capital Appreciation, Equity Index, Select Investment Grade Income, Government Bond and Money Market Funds (collectively the “Predecessor AIT Funds” or individually the “Predecessor AIT Fund”) were transferred to the newly formed Goldman Sachs Variable Insurance Trust’s Growth Opportunities, Equity Index, Core Fixed Income, Government Income and Money Market Funds, respectively, in exchange for beneficial interest of the Funds’ Service Class Shares of equal value on the close of business on January 6, 2006. The Predecessor AIT Funds were the accounting survivor in the reorganization and as such, the financial statements and financial highlights reflect the financial information of the Predecessor AIT Funds through January 8, 2006. Each Fund is a diversified portfolio under the Act offering one class of shares — Service Shares.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official close price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine the current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

     The Money Market Fund uses the amortized-cost method, as permitted by Rule 2a-7 under the Act, for valuing portfolio securities, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market discounts and market premiums on debt securities are accreted/amortized to interest income over the expected life of the security with a corresponding adjustment in the cost basis of that security.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs & Co. (“Goldman”) or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually for the Growth Opportunities and Equity Index Funds, declared and paid quarterly for the Core Fixed Income and Government Income Funds and declared daily and paid monthly for the Money Market Fund. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Core Fixed Income Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At June 30, 2007, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

G. Forward Sales Contracts — The Core Fixed Income and Government Income Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities, defined by pool-stipulated characteristics, on a specified future date. The value of the contract is recorded as a liability on each Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.

H. Futures Contracts — The Funds, except the Money Market Fund, may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk and counterparty which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

I. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

J. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

K. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds for which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of Operations. The repayment of the original bond principal upon maturity and adjustments for interest income are guaranteed by the full faith and credit of the U.S. Government.

3. AGREEMENTS

GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), assumed the role of investment adviser pursuant to Management Agreements (the “Agreements”) with the Trust on behalf of the Funds. Under each Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to each Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”), computed daily and payable monthly, equal to an annual percentage rate of the Funds’ average daily net assets.
     For the six months ended June 30, 2007, GSAM received a Management fee on a contractual basis at the following rates:

	Contractual Management Fee

Fund	Up to $1 billion	Next $1 billion	Over $2 billion	Effective Fee

Growth Opportunities	1.00%	1.00%	0.90%	1.00%

Core Fixed Income	0.40%	0.36%	0.34%	0.40%

Government Income	0.54%	0.49%	0.47%	0.54%

     The Agreement for the Equity Index Fund provides for a Management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. If the Fund’s average daily net assets are between $300 million and $400 million, 0.05% of the Management fee will be waived on a voluntary basis. If the Fund’s average daily net assets exceed $400 million, 0.10% of the Management fee will be waived on a voluntary basis. These waivers may be modified or terminated at any time without shareholder approval. Effective fee is 0.20% for the six months ended June 30, 2007.
     As authorized by this Agreement, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) who serves as the sub-adviser to the Equity Index Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, computed daily and payable monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. Effective fee is 0.017% for the six months ended June 30, 2007.
     The Agreement for the Money Market Fund provides for a Management fee at an annual rate equal to 0.35% of the Fund’s average daily net assets.
     Prior to January 9, 2006, Allmerica Financial Investment Management Services, Inc., a wholly-owned subsidiary of Allmerica Financial Life Insurance and Annuity Company (“AFLIAC”), served as investment manager and administrator to

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

3. AGREEMENTS (continued)

the Trust. For these services and under the terms of the management agreement, the Funds paid a monthly fee, calculated and accrued daily, at an annual rate based upon the following fee schedules:

	Percentage of Average Daily Net Assets

	First	Next	Next	Next	Next	Over
Fund	$100,000,000	$150,000,000	$250,000,000	$250,000,000	$250,000,000	$1,000,000,000

Growth Opportunities (formerly AIT Select Capital Appreciation Fund)	1.00%	0.90%	0.80%	0.70%	0.70%	0.65%

Government Income (formerly AIT Government Bond Fund)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%

Money Market (formerly AIT Money Market Fund)	0.35%	0.30%	0.30%	0.25%	0.20%	0.20%

	First	Next	Over
Fund	$50,000,000	$200,000,000	$250,000,000

Equity Index (formerly AIT Equity Index Fund)	0.35%	0.30%	0.25%

	First	Next	Over
Fund	$50,000,000	$50,000,000	$100,000,000

Core Fixed Income (formerly AIT Select Investment Grade Income Fund)	0.50%	0.45%	0.40%

     During the year ended December 31, 2006, AFLIAC made voluntary contributions in the amount of $2,462, $241,488, and $2,488 to the Growth Opportunities, Equity Index, and Government Income Funds, respectively, to compensate for possible adverse effects of trading activity by certain contract holders prior to January 9, 2006.
     In connection with the reorganization of the Funds of the Allmerica Investment Trust on January 9, 2006, GSAM has contractually agreed to reimburse the following Funds as necessary to limit the total annual operating expenses of the Funds to the following levels through July 2007:

Fund

Growth Opportunities	1.144%

Equity Index	0.404%

Core Fixed Income	0.544%

Government Income	0.684%

Money Market	0.494%

     GSAM has also voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service Fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. GSAM has agreed to maintain this expense limitation reduction on a voluntary basis. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for the Growth Opportunities Fund, Equity Index Fund, Core Fixed Income Fund, Government Income Fund, and Money Market Fund as an annual percentage rate of average daily net assets were 0.004%, 0.064%, 0.004%, 0.004%, and 0.004%, respectively.

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

3. AGREEMENTS (continued)
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Funds.
     The Trust has adopted, on behalf of the Service Shares of the Funds, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive distribution and service fees for Service Shares so as not to exceed 0.10% of average daily net assets for the Growth Opportunities, Equity Index, Core Fixed Income, Government Income and Money Market Funds. These waivers may be modified or terminated at any time at the option of Goldman Sachs.
     For the six months ended June 30, 2007, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Fee Waivers		Expense Credits
						Total
		Distribution	Custody	Transfer	Other Expense	Expense
Fund	Management	and Service	Fee	Agent Fee	Reimbursement	Reductions

Growth Opportunities	$—	$162	$—	$7	$111	$280

Equity Index	210	311	— *	14	69	604

Core Fixed Income	—	207	—	10	124	341

Government Income	—	64	1	3	93	161

Money Market	—	157	1	6	93	257

*	Amount is less than $500.

     At June 30, 2007, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer Agent
Fund	Fees	Service Fees	Fees	Total

Growth Opportunities	$181	$18	$7	$206

Equity Index	69	35	13	117

Core Fixed Income	89	22	9	120

Government Income	37	7	3	47

Money Market	62	18	6	86

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2007, were as follows:

				Sales and
		Purchases	Sales and	Maturities
	Purchases of U.S.	(Excluding U.S.	Maturities of U.S.	(Excluding U.S.
	Government and	Government and	Government and	Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Growth Opportunities	$—	$63,385,308	$—	$95,837,995

Equity Index	—	23,155,136	—	75,558,627

Core Fixed Income	31,199,532	34,314,634	29,945,169	58,202,449

Government Income	13,210,388	2,511,183	10,981,821	12,265,823

     For the six months ended June 30, 2007, Goldman Sachs earned approximately $100, $1,700, $14,600, and $4,000 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Growth Opportunities, Equity Index, Core Fixed Income, and Government Income Funds, respectively.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Growth Opportunities and Equity Index Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price, or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2007, are reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $2,255 and $884, represents compensation earned by the Growth Opportunities and Equity Index Funds, respectively from lending their securities to Goldman Sachs. For the six months ended June 30, 2007, BGA earned approximately $4,927 and $181 in fees as securities lending agent for the Growth Opportunities and Equity Index Funds, respectively. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2007 was $0, and $601,900, respectively.

6. LINE OF CREDIT FACILITY

The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

6. LINE OF CREDIT FACILITY (continued)
interest rate on borrowings is based on the federal funds rate plus a spread. This committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the period ended June 30, 2007, the Funds did not have any borrowings under this facility.

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2006, the Funds’ capital loss carryforwards and certain timing differences were as follows:

	Growth
	Opportunities	Equity Index	Core Fixed Income	Government Income	Money Market

Capital loss carryforward*:
Expiring 2007	$—	$(92,037)	$—	$—	$—
Expiring 2008	(285,234)	(26,761,314)	—	—	—
Expiring 2009	—	(13,380,657)	—	—	—
Expiring 2010	—	(14,005,437)	—	—	—
Expiring 2011	—	(16,843,955)	—	—	—
Expiring 2012	—	(7,271,316)	(1,472,715)	(1,242,253)	—
Expiring 2013	—	—	(657,789)	(1,135,876)	—
Expiring 2014	—	—	(7,130,150)	(1,392,726)	(1,868)

Total capital loss carryforward	$(285,234)	$(78,354,716)	$(9,260,654)	$(3,770,855)	$(1,868)

Timing differences	$—	$10,700	$—	$(42,177)	$—

*	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

     At June 30, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth
	Opportunities	Equity Index	Core Fixed Income	Government Income

Tax Cost	$208,845,352	$310,868,791	$272,761,594	$85,392,623

Gross unrealized gain	29,412,945	108,271,325	577,576	139,863
Gross unrealized loss	(6,344,603)	(7,105,816)	(4,209,740)	(1,185,736)

Net unrealized security gain (loss)	$23,068,342	$101,165,509	$(3,632,164)	$(1,045,873)

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to market gains on Section 1256 futures contracts and forward foreign currency contracts recognized for tax purposes.
     The amortized cost for the Money Market Fund stated in the accompanying statements of assets and liabilities also represents aggregate cost for U.S. federal income tax purposes.

8. OTHER MATTERS

New Accounting Pronouncement — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS
8. OTHER MATTERS (continued)
November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.

Mergers and Reorganizations — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the Predecessor AIT Funds into the Goldman Sachs Funds (the “Funds”). The acquisition was completed January 9, 2006 as of the close of business on January 6, 2006.

     Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor AIT Funds were transferred into the Funds’ Service Share Class, in a tax-free exchange as follows:

	Exchanged Shares		Predecessor Fund’s
	of Survivor	Value of	Shares Outstanding
The Fund/Predecessor AIT Fund	Issued	Exchanged Shares	as of January 6, 2006

Goldman Sachs Growth Opportunities/AIT Select Capital Appreciation	28,131,531	$281,315,315	134,161,366

Goldman Sachs Equity Index/AIT Equity Index	50,110,652	501,106,524	177,469,590

Goldman Sachs Core Fixed Income/AIT Select Investment Grade Income	33,304,201	333,042,015	314,849,722

Goldman Sachs Government Income/AIT Government Bond	10,218,399	102,183,989	96,128,724

Goldman Sachs Money Market/AIT Money Market	219,573,618	219,573,618	219,573,618

     The following chart shows the Funds’ and Predecessor AIT Funds’ aggregate net assets (immediately before and after the completion of the acquisition) and the Predecessor AIT Funds did not have any unrealized appreciation on January 6, 2006.

		Predecessor	Fund’s
	Funds’	AIT Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets
	Net Assets	Net Assets	Immediately
	before	before	after
The Fund/Predecessor AIT Fund	Reorganization	Reorganization	Reorganization

Goldman Sachs Growth Opportunities/AIT Select Capital Appreciation	$—	$281,315,315	$281,315,315

Goldman Sachs Equity Index/AIT Equity Index	—	501,106,524	501,106,524

Goldman Sachs Core Fixed Income/AIT Select Investment Grade Income	—	333,042,015	333,042,015

Goldman Sachs Government Income/AIT Government Bond	—	102,183,989	102,183,989

Goldman Sachs Money Market/AIT Money Market	—	219,573,618	219,573,618

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Funds’ independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty,

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)
audit scope, or accounting principles. Further, there were no disagreements between the Funds and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

10. SUBSEQUENT EVENT

Effective July 2, 2007, Goldman Sachs has voluntarily reduced the transfer agent fee for each Fund from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

     The Growth Opportunities, Equity Index, Government Income, Core Fixed Income and Money Market Funds are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”) that commenced investment operations on January 9, 2006. The respective Funds are the accounting successors to investment portfolios of Allmerica Investment Trust, which were reorganized into the Funds. The Trustees oversee the management of the Trust, and review the investment performance and expenses of the Funds at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”, and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Advisor”) for the Equity Index Fund.

     The Agreements were most recently approved by the Trustees, including all of the Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 7, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertakings to reimburse certain expenses of the Funds that exceed specified levels; (d) potential economies of scale and the levels of breakpoints in the fee schedules under the Management Agreements; (e) the relative expense levels of the Funds as compared to comparable funds; (f) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds; (g) capacity issues relating to certain of the funds managed by the Investment Adviser; (h) information on the advisory fees charged to institutional accounts; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (k) an update on soft dollars and other trading related issues; and (l) the quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence visits to outside service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Agreements; (i) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (j) the Investment Adviser’s policies addressing various potential conflicts of interest; and (k) with respect to the Equity Index Fund, the spread between the Investment Adviser’s management fee for the Equity Index Fund and the Sub-Adviser’s sub-advisory fee for that Fund. At the Annual Contract Meeting, the Trustees also considered at further length the Funds’ investment performance, fees and expenses, including the Funds’ expense trends over time and the breakpoints in the contractual fee rates under the Agreements.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees that are

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

payable by the Funds on their Service Share Class. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser, portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser present.

     The presentations made at the Contract Review Committee meetings and the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Funds and these other mutual fund portfolios were approved at the same Annual Contract Meeting, the Trustees considered the Agreements as they applied to each Fund separately.
     In evaluating the Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, the Sub-Adviser, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that are provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their performance benchmarks. This information on the Funds’ investment performance was provided for a one year period and for the period since January 2006, when the Investment Adviser assumed responsibility for managing the Funds. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their investment objectives and policies, as well as in light of periodic analyses of their quality and risk profiles. In addition, the Trustees considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees concluded that each of the Growth Opportunities, Equity Index, Government Income and Core Fixed Income Funds was providing investment performance within a competitive range for long-term investors. With respect to the Money Market Fund, the Trustees considered the Fund’s investment performance in light of its investment objective and credit parameters. They also considered the investor constituencies the Fund serves, and the Fund’s compliance with regulations of the SEC applicable to money market mutual funds and the stability of net asset values. In light of these considerations, the Trustees concluded that the Money Market Fund was providing investment performance within a competitive range for investors.
     The Board of Trustees also considered the contractual fee rates payable by each Fund under the Management Agreements and payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after applicable expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.

     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fee rates to relevant peer groups and category universes; an expense analysis which compared the Funds’ expenses to peer groups and category universes; and a history comparing the Funds’ expenses to the category averages. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to a peer group and median. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Funds. In addition, the Trustees considered the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratio (excluding certain expenses) to a specified level. This voluntary undertaking is in addition to the Investment Adviser’s separate contractual agreement to reimburse the Funds as necessary to limit the total annual operating expenses of the Service Shares of the Funds to specified levels until July 2007.
     The Board of Trustees also considered the breakpoints in the contractual fee rate under the Management Agreements for the Funds, which had been implemented at the following annual percentages of the average daily net assets of the Government Income Fund, Core Fixed Income Fund and Growth Opportunities Fund:

	Government	Core Fixed
	Income Fund	Income Fund

Up to $1 billion	0.54%	0.40%
Next $1 billion	0.49	0.36
Over $2 billion	0.47	0.34

Growth Opportunities Fund

First $2 billion	1.00%
Over $2 billion	0.90

     The Trustees also considered and approved the following breakpoints in the contractual fee rate in the Sub-Advisory Agreement:

Equity Index Fund
(Sub-Advisory Fee)

First $50 million	0.03%
Next $200 million	0.02
Next $750 million	0.01
Over $1 billion	0.008

     In approving these breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2007, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

     In addition, with respect to the Equity Index Fund and the Money Market Fund, the Trustees noted that the management fee rates of the Investment Advisor did not have breakpoints. Regarding the Equity Index Fund, the Trustees considered both the Investment Adviser’s voluntary management fee waiver and that Fund’s future growth prospects. With respect to the

 GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Money Market Fund, the Trustees considered the Fund’s relatively lower asset level as compared to many other money market funds. Furthermore, with respect to each of the Funds, the Trustees considered information relating to the Investment Adviser’s past revenues and costs with respect to the Trust and its investment portfolios.

     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage transactions. They also noted that the Funds’ sole share class, Service Shares, had a distribution and service plan under which an affiliate of the Investment Adviser would receive fees.
     In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules, and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably foreseeable asset levels, and that the Management Agreements should be approved and continued.
     In addition, the Trustees concluded that the Sub-Advisory Agreement with the Sub-Adviser with respect to the Equity Index Fund should be continued and approved. In reaching this determination, the Trustees relied on information provided by the Investment Adviser and the Sub-Adviser. The Trustees noted that the Fund had commenced operations in January 2006, and reviewed the Fund’s operations and investment performance since then. The Trustees reviewed the respective services provided for the Fund by the Investment Adviser under its Management Agreement and by the Sub-Adviser under its Sub-Advisory Agreement. The Trustees noted that the compensation paid to the Sub-Adviser was paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser did not increase the fees incurred by the Fund for advisory services. The Trustees also considered Sub-Adviser’s experience in index investing and its compliance policies and procedures and code of ethics. After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should also be approved and continued.

GOLDMAN SACHS VARIABLE INSURANCE TRUST FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2007

          As a shareholder of the Service Shares of the Funds, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

          Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

          Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing on going costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Growth Opportunities Fund			Equity Index Fund

			Expenses Paid			Expenses Paid
	Beginning	Ending	for the six	Beginning	Ending	for the six
	Account Value	Account Value	months ended	Account Value	Account Value	months ended
	1/1/07	6/30/07	6/30/07*	1/1/07	6/30/07	6/30/07*

Actual	$1,000.00	$1,153.20	$6.09	$1,000.00	$1,068.80	$2.05
Hypothetical 5% return	1,000.00	1,019.14 †	5.71	1,000.00	1,022.81 †	2.01

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Core Fixed Income Fund			Government Income Fund			Money Market Fund

			Expenses Paid			Expenses Paid			Expenses Paid
	Beginning	Ending	for the six	Beginning	Ending	for the six	Beginning	Ending	for the six
	Account Value	Account Value	months ended	Account Value	Account Value	months ended	Account Value	Account Value	months ended
	1/1/07	6/30/07	6/30/07*	1/1/07	6/30/07	6/30/07*	1/1/07	6/30/07	6/30/07*

Actual	$1,000.00	$1,009.70	$2.69	$1,000.00	$1,011.10	$3.39	$1,000.00	$1,024.40	$2.47
Hypothetical 5% return	1,000.00	1,022.12 †	2.71	1,000.00	1,021.42 †	3.41	1,000.00	1,022.36 †	2.46

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund

Growth Opportunities	1.14%
Equity Index	0.40
Core Fixed Income	0.54
Government Income	0.68
Money Market	0.49

†	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker Jessica Palmer Alan A. Shuch Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. McNamara, Senior Vice President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT Investment Advisers

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITSVCSAR/07-1658/160

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Growth and Income Fund

Semiannual Report
June 30, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Growth and Income Fund during the six-month reporting period that ended June 30, 2007.

Market Review

The U.S. equity markets hit new highs in the first half of 2007. The S&P 500 Index and Dow Jones Industrials Average both reached new levels as they returned 6.96% and 8.76%, respectively, during the reporting period. While the equity markets finished the first half of the year in positive territory, concerns related to sub-prime mortgage loans undercut investor optimism and the reporting period closed on a cautious note. Consistent with recent trends, leveraged buyout and merger and acquisition (“M&A”) activity remained high as corporate and private buyers sought attractive assets. On the economic front, the Federal Reserve Board kept short-term interest rates steady and both 2- and 10-year Treasury yields spiked above 5% in June 2007.

Investment Objective

The Fund seeks long-term growth of capital and growth of income.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2007*

	% of
Company	Net Assets	Business

AT&T, Inc.	5.6%	Telecommunication Services
General Electric Co.	4.2	Capital Goods
Exxon Mobil Corp.	4.0	Energy
Citigroup, Inc.	3.7	Diversified Financials
Sprint Nextel Corp.	3.5	Telecommunication Services
Entergy Corp.	3.4	Utilities
Wachovia Corp.	3.2	Banks
Hewlett-Packard Co.	2.4	Technology Hardware & Equipment
Bank of America Corp.	2.3	Diversified Financials
Time Warner, Inc.	2.3	Media

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period ended June 30, 2007, the Fund’s Institutional Shares generated a cumulative total return of 6.83%. This return compares to the 6.23% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

The Fund outperformed its benchmark during the reporting period. While the market rewarded stocks with low dividend yields, strong stock selection in the portfolio led to its robust results. In particular, holdings in the Utilities, Health Care and Consumer Staples sectors contributed to positive returns versus the benchmark. In contrast, its Financials, Basic Materials and Services investments detracted from results.

Highlights during the period included several key long-term holdings, such as Utilities sector holding Entergy Corp., which was aided by improved operating results. One of the Fund’s largest holdings, Williams Companies, Inc., an Energy sector holding, also contributed to results as its stock was lifted by a recovery in natural gas fundamentals. The Fund also benefited from M&A activity as health care company MedImmune was acquired by AstraZeneca at a sizable premium. MedImmune had long served as an example of what we considered to be a mispriced company despite its robust pipeline of products. We subsequently eliminated the stock from the portfolio after its shares rose sharply on the news.

Several investments offset the gains in the portfolio. Real estate investment trust (REIT) holding Apartment Investment & Management Co. was hurt by industry headwinds such as rising interest rates. In the Services sector, shares of Motorola declined after the company issued a disappointing forecast. The added uncertainty in the company’s prospects prompted us to eliminate the holding from the Fund. Elsewhere in the portfolio, Wachovia Corp. detracted from performance. Despite the stock’s weakness, we continue to view it as an attractively valued investment.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

July 17, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Growth and Income Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

The VIT Growth and Income Fund invests primarily in large-capitalization U.S. equity investments and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include a time deposit and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%

Automobiles & Components – 0.7%
66,799	Autoliv, Inc.	$3,798,859

Banks – 10.8%
86,375	Countrywide Financial Corp.	3,139,731
71,724	First Horizon National Corp.	2,797,236
62,850	Freddie Mac	3,814,995
195,457	KeyCorp	6,710,039
156,973	Regions Financial Corp.	5,195,806
325,745	Wachovia Corp.	16,694,431
213,497	Washington Mutual, Inc.	9,103,512
273,249	Wells Fargo & Co.	9,610,168

		57,065,918

Capital Goods – 7.5%
53,843	Caterpillar, Inc.	4,215,907
575,958	General Electric Co.	22,047,672
51,366	The Boeing Co.	4,939,354
123,490	United Technologies Corp.	8,759,146

		39,962,079

Commercial Services & Supplies – 1.9%
254,874	Waste Management, Inc.	9,952,830

Consumer Durables & Apparel – 1.3%
226,575	Newell Rubbermaid, Inc.	6,668,102

Consumer Services – 2.3%
239,492	McDonald’s Corp.	12,156,614

Diversified Financials – 11.0%
29,003	AllianceBernstein Holding LP	2,525,871
249,723	Bank of America Corp.	12,208,958
382,656	Citigroup, Inc.	19,626,426
221,865	JPMorgan Chase & Co.	10,749,359
32,210	Lehman Brothers Holdings, Inc.	2,400,289
67,089	Merrill Lynch & Co., Inc.	5,607,299
64,368	Morgan Stanley	5,399,188

		58,517,390

Energy – 14.7%
132,329	Devon Energy Corp.	10,360,037
66,730	EOG Resources, Inc.	4,875,294
97,595	Energy Transfer Partners LP	6,024,539
224,634	Enterprise Products Partners LP	7,145,608
255,303	Exxon Mobil Corp.	21,414,816
111,657	Magellan Midstream Partners LP	5,200,983
23,000	Marathon Oil Corp.	1,379,080
44,800	Occidental Petroleum Corp.	2,593,024
269,303	Williams Companies, Inc.	8,515,361
119,337	Williams Partners LP	5,761,590
76,931	XTO Energy, Inc.	4,623,553

		77,893,885

Food & Staples Retailing – 0.6%
63,832	SUPERVALU, INC.	2,956,698

Food, Beverage & Tobacco – 4.1%
111,313	Altria Group, Inc.	7,807,494
70,194	Archer-Daniels-Midland Co.	2,322,719
43,000	Reynolds American, Inc.	2,803,600
48,966	The Coca-Cola Co.	2,561,412
192,490	Unilever NV	5,971,040

		21,466,265

Health Care Equipment & Services – 1.6%
148,956	Baxter International, Inc.	8,392,181

Household & Personal Products – 2.2%
165,084	Procter & Gamble Co.	10,101,490
26,688	The Clorox Co.	1,657,325

		11,758,815

Insurance – 4.7%
81,088	American International Group, Inc.	5,678,593
35,792	Hartford Financial Services Group, Inc.	3,525,870
42,500	MBIA, Inc.	2,644,350
68,678	PartnerRe Ltd.	5,322,545
53,618	The Allstate Corp.	3,298,043
55,355	XL Capital Ltd. Class A	4,665,873

		25,135,274

Materials – 3.2%
95,217	E.I. du Pont de Nemours & Co.	4,840,832
32,200	Freeport-McMoRan Copper & Gold, Inc.	2,666,804
132,272	International Paper Co.	5,165,222
39,257	United States Steel Corp.	4,269,199

		16,942,057

Media – 2.3%
579,993	Time Warner, Inc.	12,203,053

Pharmaceuticals, Biotechnology & Life Sciences – 5.2%
84,200	Johnson & Johnson	5,188,404
291,592	Pfizer, Inc.	7,456,008
102,199	Thermo Fisher Scientific, Inc.*	5,285,732
168,804	Wyeth	9,679,221

		27,609,365

REIT – 2.5%
93,298	Apartment Investment & Management Co.	4,704,085
162,482	CapitalSource, Inc.(a)	3,995,432
99,500	DCT Industrial Trust, Inc.	1,070,620
15,425	Developers Diversified Realty Corp.	813,052
63,739	Mack-Cali Realty Corp.	2,772,009

		13,355,198

Software & Services – 0.8%
235,123	Activision, Inc.*	4,389,746

The accompanying notes are an integral part of these financial statements.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Shares	Description	Value
Common Stocks – (continued)

Software & Services – (continued)
Technology Hardware & Equipment – 2.5%
284,746	Hewlett-Packard Co.	$12,705,367
5,200	International Business Machines Corp.	547,300

		13,252,667

Telecommunication Services – 9.0%
712,541	AT&T, Inc.	29,570,451
884,311	Sprint Nextel Corp.	18,314,081

		47,884,532

Transportation – 0.6%
42,363	United Parcel Service, Inc. Class B	3,092,499

Utilities – 7.7%
49,964	Edison International	2,803,980
168,865	Entergy Corp.	18,127,658
50,300	Equitable Resources, Inc.	2,492,868
71,787	Exelon Corp.	5,211,736
46,955	FirstEnergy Corp.	3,039,397
196,651	PPL Corp.	9,201,300

		40,876,939

TOTAL COMMON STOCKS
(Cost $445,626,224)		$515,330,966

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.0%

JPMorgan Chase Euro – Time Deposit
$10,326,039	5.282%	07/02/07	$10,326,039
(Cost $10,326,039)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $455,952,263)			$525,657,005

		Interest
Shares	Description	Rate	Value
Securities Lending Collateral – 0.7%

3,730,650	Boston Global Investment Trust –
	Enhanced Portfolio	5.309%	$3,730,650
(Cost $3,730,650)

TOTAL INVESTMENTS – 99.9%
(Cost $459,682,913)			$529,387,655

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%			566,939

NET ASSETS – 100.0%			$529,954,594

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:

Investment in securities, at value (identified cost $455,952,263)(a)	$525,657,005
Securities lending collateral, at value which equals cost	3,730,650
Cash	1,495,478
Receivables:
Investment securities sold	3,676,986
Fund shares sold	1,244,079
Dividends and interest	575,850
Foreign tax reclaims	12,636
Securities lending income	644
Other assets	3,185

Total assets	536,396,513

Liabilities:

Payables:
Payable upon return of securities loaned	3,730,650
Investment securities purchased	2,041,366
Amounts owed to affiliates	342,785
Fund shares repurchased	231,118
Accrued expenses	96,000

Total liabilities	6,441,919

Net Assets:

Paid-in capital	420,502,889
Accumulated undistributed net investment income	5,904,047
Accumulated net realized gain on investments transactions	33,842,916
Net unrealized gain on investments	69,704,742

NET ASSETS	$529,954,594

Total shares of beneficial interest outstanding, par value $0.001 (unlimited shares authorized)	35,664,368
Net asset value, offering and redemption price per share	$14.86

(a)	Includes loaned securities having market value of $3,597,517.

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

Investment income:

Dividends	$6,132,774
Interest (including securities lending income of $8,913)	337,637

Total income	6,470,411

Expenses:

Management fees	1,786,501
Transfer agent fees	95,281
Printing fee	69,563
Shareholder meeting expense	59,205
Professional fees	33,590
Custody and accounting fees	16,485
Trustee fees	9,719
Other	7,010

Total expenses	2,077,354

Less — expense reductions	(15,283)

Net expenses	2,062,071

NET INVESTMENT INCOME	4,408,340

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions	25,318,116
Net change in unrealized gain on investments	1,911,077

Net realized and unrealized gain on investments transactions	27,229,193

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,637,533

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006
From operations:

Net investment income	$4,408,340	$7,653,950
Net realized gain on investment transactions	25,318,116	29,381,353
Net change in unrealized gain on investments	1,911,077	36,557,636

Net increase in net assets resulting from operations	31,637,533	73,592,939

Distributions to shareholders:

From net investment income	—	(6,608,062)
From net realized gain	—	(15,880,947)

Total distributions to shareholders	—	(22,489,009)

From share transactions:

Proceeds from sales of shares	86,411,817	88,935,399
Reinvestments of dividends and distributions	—	22,488,997
Cost of shares repurchased	(20,110,371)	(43,664,607)

Net increase in net assets resulting from share transactions	66,301,446	67,759,789

TOTAL INCREASE	97,938,979	118,863,719

Net assets:

Beginning of period	432,015,615	313,151,896

End of period	$529,954,594	$432,015,615

Accumulated undistributed net investment income	$5,904,047	$1,495,707

Summary of share transactions:

Shares sold	5,994,248	6,612,585
Shares issued on reinvestment of dividends and distributions	—	1,613,271
Shares repurchased	(1,395,086)	(3,318,130)

NET INCREASE	4,599,162	4,907,726

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions

			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized		From	From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	net	net		value,		end of	net expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		to average		to average		to average		turnover
Year	of period	income(a)	gain (loss)	operations	income	gains	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2007	$13.91	$0.13	$0.82	$0.95	$—	$—	$—	$14.86	6.83%	$529,955	0.85	% (c)	1.86	% (c)	0.86	%(c)	1.85	% (c)	29%
FOR THE YEARS ENDED DECEMBER 31,

2006	11.97	0.28	2.43	2.71	(0.23)	(0.54)	(0.77)	13.91	22.63	432,016	0.86		2.15		0.87		2.14		52
2005	11.71	0.21	0.25	0.46	(0.20)	—	(0.20)	11.97	3.93	313,152	0.88		1.77		0.88		1.77		46
2004	10.00	0.19	1.69	1.88	(0.17)	—	(0.17)	11.71	18.80	276,395	0.86		1.75		0.86		1.75		58
2003	8.14	0.13	1.85	1.98	(0.12)	—	(0.12)	10.00	24.36	230,316	1.02		1.44		1.20		1.26		51
2002	9.33	0.13	(1.19)	(1.06)	(0.13)	—	(0.13)	8.14	(11.34)	36,911	1.05		1.51		1.27		1.29		98

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than a full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Notes to Financial Statements

June 30, 2007 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Growth and Income Fund (“Fund”). The Fund is a diversified portfolio under the Act.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine the current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.

     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     For the six months ended June 30, 2007, GSAM received a Management fee on a contractual basis at the following rates:

Contractual Management Fee

Up to	Next	Over	Effective
$1 billion	$1 billion	$2 billion	Fee

0.75%	0.68%	0.65%	0.75%

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2007, GSAM made no reimbursements to the Fund.

     In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2007, custody and transfer agent fees were reduced by approximately $300 and $15,000, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Fund. Goldman Sachs serves as the distributor of the Fund’s shares at no cost to the Fund.
     At June 30, 2007, amounts owed to affiliates were approximately $325,400 and $17,400 for Management and Transfer Agent fees, respectively.

11

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the six months ended June 30, 2007 were $204,666,488 and $134,711,807, respectively. For the six months ended June 30, 2007, Goldman Sachs earned approximately $15,200 of brokerage commissions from portfolio transactions, executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2007 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $131, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2007, BGA earned $1,109 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2007 was $867,000.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended June 30, 2007, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2006, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows.

Capital loss carryforward:(1)
Expiring 2010	$(2,370,037)

Timing differences (deferred REIT distributions)	31,956

(1)	Expiration occurs on December 31, of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

7. TAX INFORMATION (continued)

     At June 30, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$458,795,213

Gross unrealized gain	74,815,863
Gross unrealized loss	(4,223,421)

Net unrealized security gain	70,592,442

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to differences related to the tax treatment of partnership investments, wash sales and return of capital distributions from underlying fund investments. The cumulative timing differences consist of deferred income distributions from underlying fund investments.

8. OTHER MATTERS

New Accounting Pronouncements — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect on these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

10. SUBSEQUENT EVENTS

Effective July 2, 2007, Goldman Sachs voluntarily reduced the transfer agent fee from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.
On July 26, 2007, the Fund’s Service shares commenced operations.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 7, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s investment performance; (b) the Fund’s management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (d) potential economies of scale and the level of breakpoints in the fee schedule under the Management Agreement; (e) the relative expense level of the Fund as compared to comparable funds; (f) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (g) capacity issues relating to certain of the funds managed by the Investment Adviser; (h) information on the advisory fees charged to institutional accounts; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (k) an update on soft dollars and other trading related issues; and (l) the quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence visits to outside service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and the breakpoints in the contractual fee rate under the Management Agreement approved in 2006.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees that are payable by the Fund on its Service Share Class. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser, portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser present.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

     The presentations made at the Contract Review Committee meetings and the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and these other mutual fund portfolios were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to the Fund separately.

     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that are provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Fund’s portfolio transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. In addition, the Trustees considered whether the Fund had operated within its investment policies, and its record of compliance with its investment limitations. The Trustees concluded that the Fund was providing investment performance within a competitive range for long-term investors.
     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after applicable expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee rates to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund.

15

 GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.

     The Board of Trustees also considered the breakpoints in the contractual fee rate under the Management Agreement for the Fund that had been implemented at the following annual percentages of the average daily net assets of the Fund:

0.75% on the first $1 billion; 0.68% on the next $1 billion; and 0.65% over $2 billion.

     In approving these fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2007, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Fund’s brokerage transactions. They also noted that the Fund had offered a share class, Service Shares, with a distribution and service plan under which an affiliate of the Investment Adviser would receive fees.
     In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules, and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2007

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing on going costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	six months
	Account Value	Account Value	ended
	1/1/07	6/30/07	6/30/07*

Actual	$1,000.00	$1,068.30	$4.36
Hypothetical 5% return	1,000.00	1,020.58 +	4.26

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.85%.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

17

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. McNamara, Senior Vice President
Diana M. Daniels	John M. Perlowski, Senior Vice President
Patrick T. Harker	and Treasurer
Jessica Palmer	Peter V. Bonanno, Secretary
Alan A. Shuch
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Growth and Income Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITG&ISAR/07-1654/51.3K

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Structured U.S. Equity Fund

Semiannual Report
June 30, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Structured U.S. Equity Fund during the six-month reporting period that ended June 30, 2007.

Market Review

The S&P 500 Index returned 6.96% for the six-month period ending June 30, 2007. Nine of the ten sectors in the Index posted positive results for the period, led by the Energy (+17.0%) and Materials (+16.6%) sectors. The Energy sector also contributed most positively (weight times performance) to returns for the month, followed by the Information Technology (+9.1%) sector. The Information Technology sector had the second biggest positive impact on performance due to its large weight in the Index.

Investment Objective

The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip investments representing all major sectors of the U.S. economy.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2007*

	% of
Company	Net Assets	Business

Exxon Mobil Corp.	5.2%	Energy
Microsoft Corp.	3.3	Software & Services
Pfizer, Inc.	3.0	Pharmaceuticals, Biotechnology & Life Sciences
Cisco Systems, Inc.	2.9	Technology Hardware & Equipment
JPMorgan Chase & Co.	2.8	Diversified Financials
General Electric Co.	2.3	Capital Goods
Time Warner, Inc.	2.3	Media
Bank of America Corp.	2.2	Diversified Financials
Merrill Lynch & Co., Inc.	2.1	Diversified Financials
CBS Corp.	1.8	Media

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the six-month period ended June 30, 2007, the Fund’s Institutional and Service Shares generated a cumulative total return of 4.98% and 4.91%, respectively. These returns compare to the 6.96% cumulative total return of the Fund’s benchmark, the Standard & Poor’s 500 Index (with dividends reinvested), over the same time period.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter (continued)

Our model is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Similar to the August-November 2006 period, we witnessed signs of another “speculative rally” in the first half of 2007. Specifically, firms with negative earnings and low Standard & Poor’s quality ratings outperformed their “higher quality” peers. On average, the opposite is true over longer periods of time. We believe this low quality rally, which ebbed and flowed over the reporting period, was a factor in our model’s underperformance, as investors sought more richly valued stocks with lesser earnings quality. In addition, the ebb and flow of the preference for low quality securities meant that our Momentum theme, which depends on stocks establishing price trends in one direction or the other, detracted from results.

Returns to our investment themes were negative overall for the six-month period. Momentum was, by far, the worst performing theme, as companies with strong momentum characteristics underperformed their industry counterparts. This was particularly evident among low volatility, Information Technology stocks. Valuation and Earnings Quality also detracted from returns, albeit to a lesser extent. Conversely, Analyst Sentiment, Profitability and Management Impact contributed positively to returns for the period, but did little to offset losses experienced elsewhere.

In addition, “Earnings Surprises” (large price movements associated with earnings announcements) also had a negative impact on the Fund’s performance. Stock selection among sectors was negative overall for the period. The Fund’s holdings in the Information Technology and Healthcare sectors detracted the most from performance during the period. On the upside, stock selection in the Industrials and Consumer Staples sectors were the most successful.

In June 2007, we made two enhancements to our U.S. model. The first enhancement, an extension of our Momentum theme, seeks to capture cross-company lead-lag effects. The opportunity to generate incremental returns is created when stock prices react with a delay to news about related companies. The second enhancement is based on the observation that returns to the investment themes vary with information uncertainty. We think prices adjust more slowly when there is more uncertainty and, thus, by increasing our exposure to stocks with more “vagueness” in their information, we improve the potential return to our investment themes. Our tests of the enhanced version of the model shows that historical excess returns increase consistently across capitalization ranges and time periods. Although our underlying philosophy remains unchanged, our models are constantly evolving in an effort to enhance future results. We believe both of these enhancements improve our model’s efficacy and will provide a significant benefit to our portfolios.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Equity Management Team

July 17, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Structured U.S. Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Structured U.S. Equity Fund invests in a broadly diversified portfolio of U.S. stocks. The Fund is subject to market risks, as the share prices of the securities in the portfolio may go up or down. This could occur in response to the prospects of the companies issuing the stock, overall sector performance and/ or general economic conditions.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shareholder Letter (continued)

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 100.0%

Banks – 3.6%
123,300	Countrywide Financial Corp.	$4,481,955
303,386	Hudson City Bancorp, Inc.	3,707,377
163,100	Regions Financial Corp.	5,398,610
83,500	SunTrust Banks, Inc.	7,159,290
73,600	U.S. Bancorp	2,425,120
192,600	Wachovia Corp.	9,870,750
6,900	Washington Mutual, Inc.	294,216
227,800	Wells Fargo & Co.	8,011,726

		41,349,044

Capital Goods – 8.6%
11,900	3M Co.	1,032,801
24,700	AGCO Corp.*	1,072,227
33,000	Cummins, Inc.	3,339,930
44,400	Deere & Co.	5,360,856
707,688	General Electric Co.	27,090,297
18,900	Honeywell International, Inc.	1,063,692
40,600	Lockheed Martin Corp.	3,821,678
256,700	Northrop Grumman Corp.	19,989,229
123,600	PACCAR, Inc.	10,758,144
172,500	Raytheon Co.	9,296,025
500	SPX Corp.	43,905
9,200	Terex Corp.*	747,960
107,339	The Boeing Co.	10,321,718
136,300	Tyco International Ltd.*	4,605,577
9,900	W.W. Grainger, Inc.	921,195

		99,465,234

Commercial Services & Supplies – 0.9%
500	Dun & Bradstreet Corp.	51,490
110,700	Manpower, Inc.	10,210,968

		10,262,458

Consumer Durables & Apparel – 0.2%
72,500	Hasbro, Inc.	2,277,225
6,800	Mattel, Inc.	171,972

		2,449,197

Consumer Services – 2.1%
14,500	Carnival Corp.	707,165
22,600	ITT Educational Services, Inc.*	2,652,788
255,419	Marriott International, Inc. Class A	11,044,318
157,000	McDonald’s Corp.	7,969,320
60,200	Yum! Brands, Inc.	1,969,744

		24,343,335

Diversified Financials – 10.0%
166,900	AmeriCredit Corp.*	4,431,195
24,300	Ameriprise Financial, Inc.	1,544,751
522,222	Bank of America Corp.	25,531,434
241,614	Citigroup, Inc.	12,392,382
665,800	JPMorgan Chase & Co.	32,258,010
287,400	Merrill Lynch & Co., Inc.	24,020,892
115,500	Moody’s Corp.	7,184,100
102,500	Morgan Stanley	8,597,700
1,800	SLM Corp.	103,644

		116,064,108

Energy – 10.7%
131,300	Chevron Corp.	11,060,712
269,300	Devon Energy Corp.	21,083,497
12,700	Dresser-Rand Group, Inc.*	501,650
715,266	Exxon Mobil Corp.	59,996,512
53,200	GlobalSantaFe Corp.	3,843,700
25,400	Halliburton Co.	876,300
53,200	Holly Corp.	3,946,908
199,600	Marathon Oil Corp.	11,968,016
900	Overseas Shipholding Group, Inc.	73,260
500	SEACOR Holdings, Inc.*	46,680
80,600	Tesoro Corp.	4,606,290
8,700	Tidewater, Inc.	616,656
77,000	Valero Energy Corp.	5,687,220

		124,307,401

Food & Staples Retailing – 1.5%
48,522	CVS/Caremark Corp.	1,768,627
316,500	Safeway, Inc.	10,770,495
172,100	The Kroger Co.	4,841,173
1,300	Wal-Mart Stores, Inc.	62,543

		17,442,838

Food, Beverage & Tobacco – 5.6%
169,600	Altria Group, Inc.	11,895,744
38,200	Molson Coors Brewing Co. Class B	3,531,972
372,500	The Coca-Cola Co.	19,485,475
542,300	Tyson Foods, Inc. Class A	12,494,592
324,767	UST, Inc.	17,443,236

		64,851,019

Health Care Equipment & Services – 4.2%
339,594	AmerisourceBergen Corp.	16,799,715
1,600	Apria Healthcare Group, Inc.*	46,032
188,400	Cigna Corp.	9,838,248
117,669	Humana, Inc.*	7,167,219
63,200	Medco Health Solutions, Inc.*	4,928,968
30,500	WellCare Health Plans, Inc.*	2,760,555
81,100	Zimmer Holdings, Inc.*	6,884,579

		48,425,316

Household & Personal Products – 1.2%
95,100	Energizer Holdings, Inc.*	9,471,960
6,500	NBTY, Inc.*	280,800
63,400	Procter & Gamble Co.	3,879,446

		13,632,206

Insurance – 4.8%
68,030	AMBAC Financial Group, Inc.	5,931,535
369,600	Genworth Financial, Inc.	12,714,240
383,300	Loews Corp.	19,540,634

The accompanying notes are an integral part of these financial statements.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Insurance – (continued)
268,863	MBIA, Inc.	$16,728,656
3,000	Nationwide Financial Services, Inc.	189,660

		55,104,725

Materials – 2.9%
17,400	Celanese Corp. Series A	674,772
361,900	Domtar Corp.*	4,038,804
250,400	Monsanto Co.	16,912,016
9,800	Newmont Mining Corp.	382,788
183,100	Nucor Corp.	10,738,815
3,700	United States Steel Corp.	402,375

		33,149,570

Media – 6.2%
635,930	CBS Corp. Class B	21,189,188
14,600	Liberty Media Holding Corp., Capital Series Class A*	1,718,128
30,840	The McGraw-Hill Companies, Inc.	2,099,587
97,600	News Corp. Class B(a)	2,238,944
1,240,453	Time Warner, Inc.	26,099,131
157,879	The DIRECTV Group, Inc.*	3,648,584
414,886	The Walt Disney Co.	14,164,208

		71,157,770

Pharmaceuticals, Biotechnology & Life Sciences – 8.3%
33,890	Amgen, Inc.*	1,873,778
129,600	Applera Corporation-Applied Biosystems Group	3,957,984
180,800	Forest Laboratories, Inc.*	8,253,520
433,200	Gilead Sciences, Inc.*	16,795,164
358,808	Merck & Co., Inc.	17,868,638
229,400	Millennium Pharmaceuticals, Inc.*	2,424,758
1,333,115	Pfizer, Inc.	34,087,751
304,100	Schering-Plough Corp.	9,256,804
26,600	Watson Pharmaceuticals, Inc.*	865,298

		95,383,695

Real Estate – 1.2%
63,600	CB Richard Ellis Group, Inc. Class A*	2,321,400
11,000	Developers Diversified Realty Corp. (REIT)	579,810
78,400	Health Care Property Investors, Inc. (REIT)	2,268,112
28,800	HRPT Properties Trust (REIT)	299,520
69,200	iStar Financial, Inc. (REIT)	3,067,636
20,300	ProLogis (REIT)	1,155,070
36,400	Simon Property Group, Inc. (REIT)	3,386,656
6,400	SL Green Realty Corp. (REIT)	792,896

		13,871,100

Retailing – 2.6%
77,400	Amazon.com, Inc.*	5,294,934
539,794	AutoNation, Inc.*	12,112,977
60,700	Expedia, Inc.*	1,777,903
80,600	IAC/InterActiveCorp*	2,789,566
253,700	RadioShack Corp.	8,407,618

		30,382,998

Semiconductors & Semiconductor Equipment – 2.4%
246,500	Intel Corp.	5,856,840
11,300	Novellus Systems, Inc.*	320,581
558,052	Texas Instruments, Inc.	20,999,497

		27,176,918

Software & Services – 7.8%
472,500	Accenture Ltd. Class A	20,265,525
12,900	Computer Sciences Corp.*	763,035
72,700	Mastercard, Inc. Class A	12,058,749
1,311,040	Microsoft Corp.	38,636,349
637,300	Symantec Corp.*	12,873,460
209,611	Synopsys, Inc.*	5,540,018

		90,137,136

Technology Hardware & Equipment – 6.8%
300	Andrew Corp.*	4,332
97,200	Apple Computer, Inc.*	11,862,288
70,000	Avnet, Inc.*	2,774,800
1,197,740	Cisco Systems, Inc.*	33,357,059
382,000	EMC Corp.*	6,914,200
342,300	Hewlett-Packard Co.	15,273,426
178,600	Lexmark International, Inc. Class A*	8,806,766

		78,992,871

Telecommunication Services – 4.9%
29,600	ALLTEL Corp.	1,999,480
491,442	AT&T, Inc.	20,394,843
166,500	CenturyTel, Inc.	8,166,825
767,895	Sprint Nextel Corp.	15,903,105
18,380	Telephone & Data Systems, Inc.	1,150,037
8,400	United States Cellular Corp.*	761,040
195,200	Verizon Communications, Inc.	8,036,384

		56,411,714

Transportation – 0.8%
39,900	Avis Budget Group, Inc.*	1,134,357
53,800	J.B. Hunt Transport Services, Inc.	1,577,416
55,500	Union Pacific Corp.	6,390,825

		9,102,598

Utilities – 2.7%
1,400	Constellation Energy Group, Inc.	122,038
6,101	Dynergy Inc. Class A*	57,593
20,500	Entergy Corp.	2,200,675
396,000	PG&E Corp.	17,938,800

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Utilities – (continued)
307,800	Reliant Energy, Inc.*	$8,295,210
38,070	TXU Corp.	2,562,111

		31,176,427

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $991,626,153)		$1,154,639,678

		Interest
Shares	Description	Rate	Value
Securities Lending Collateral — 0.2%

1,878,625	Boston Global Investment Trust – Enhanced Portfolio	5.309%	$1,878,625
(Cost $1,878,625)

TOTAL INVESTMENTS – 100.2%
(Cost $993,504,778)			$1,156,518,303

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(2,097,290)

NET ASSETS – 100.0%			$1,154,421,013

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

Investment Abbreviation
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:

Investment in securities, at value (identified cost $991,626,153)(a)	$1,154,639,678
Securities lending collateral, at value which equals cost	1,878,625
Cash(b)	89,737
Receivables:
Dividends and interest	1,409,675
Fund shares sold	124,973
Securities lending income	337
Other assets	9,319

Total assets	1,158,152,344

Liabilities:

Due to custodian	115,037
Payables:
Payable upon return of securities loaned	1,878,625
Fund shares repurchased	942,705
Amounts owed to affiliates	674,697
Accrued expenses	120,267

Total liabilities	3,731,331

Net Assets:

Paid-in capital	990,449,718
Accumulated undistributed net investment income	5,714,821
Accumulated net realized loss on investments and futures transactions	(4,757,051)
Net unrealized gain on investments	163,013,525

NET ASSETS	$1,154,421,013

Net Assets:
Institutional	$910,603,217
Service	243,817,796

Shares outstanding:
Institutional	59,142,061
Service	15,841,055

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	74,983,116

Net asset value, offering and redemption price per share:
Institutional	$15.40
Service	15.39

(a)	Includes loaned securities having market value of $1,814,554.
(b)	Represents restricted cash relating to initial margin requirements and collateral on futures transactions.

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

Investment income:

Dividends	$9,976,108
Interest (including securities lending income of $16,745)	65,869

Total investment income	10,041,977

Expenses:

Management fees	3,722,242
Distribution and Service fees — Service Class	314,118
Transfer agent fees(a)	232,185
Shareholder meeting expense	169,813
Professional fees	42,252
Custody and accounting fees	41,578
Printing fees	35,022
Trustee fees	9,719
Other	13,771

Total expenses	4,580,700

Less — expense reductions	(253,544)

Net expenses	4,327,156

NET INVESTMENT INCOME	5,714,821

Realized and unrealized gain on investment and futures transactions:

Net realized gain from:
Investment transactions	46,846,266
Futures transactions	153,576
Net change in unrealized gain on:
Investments	3,740,350
Futures	23,939

Net realized and unrealized gain on investment and futures transactions	50,764,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,478,952

(a)	Institutional and Service Class had Transfer Agent fees of $181,910 and $50,275, respectively.

The accompanying notes are an integral part of these financial statements.

9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006
From operations:

Net investment income	$5,714,821	$11,278,478
Net realized gain from investment and futures transactions	46,999,842	89,765,481
Net change in unrealized gain on investments and futures	3,764,289	26,559,337

Net increase in net assets resulting from operations	56,478,952	127,603,296

Distributions to shareholders:

From net investment income
Institutional	—	(9,387,354)
Service*	—	(2,504,014)

Total distributions to shareholders	—	(11,891,368)

From share transactions:

Proceeds from sales of shares	12,852,891	92,250,219
Proceeds received in connection with merger	—	286,785,341
Reinvestments of dividends and distributions	—	11,891,368
Cost of shares repurchased	(87,070,004)	(154,874,176)

Net increase (decrease) in net assets resulting from share transactions	(74,217,113)	236,052,752

TOTAL INCREASE (DECREASE)	(17,738,161)	351,764,680

Net assets:

Beginning of period	1,172,159,174	820,394,494

End of period	$1,154,421,013	$1,172,159,174

Accumulated undistributed net investment income	$5,714,821	$—

*	Service Share Class commenced operations on January 9, 2006.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from											Ratios assuming no
		investment operations											expense reductions

			Net		Distribution to						Ratio of		Ratio of		Ratio of
	Net asset		realized		shareholders			Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	from net	Net asset		end of	net expenses		income to		expenses		income to		Portfolio
Year - Share	beginning	investment	unrealized	investment	investment	value, end	Total	period	to average		average		to average		average		turnover
Class	of period	income(a)	gain (loss)	operations	income	of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Six Months ended June 30, (Unaudited)

2007 - Institutional	$14.67	$0.08	$0.65	$0.73	$—	$15.40	4.98%	$910,603	0.71	%(d)	1.02	%(d)	0.72	%(d)	1.01	%(d)	49%
2007 - Service	14.67	0.07	0.65	0.72	—	15.39	4.91	243,818	0.79	(d)	0.94	(d)	0.97	(d)	0.76	(d)	49
For the Years ended December 31,

2006 - Institutional	13.13	0.14	1.55	1.69	(0.15)	14.67	12.89	910,345	0.72		1.01		0.72		1.01		99
2006 - Service (c)	13.54	0.13	1.14	1.27	(0.14)	14.67	9.38	261,814	0.80	(d)	0.92	(d)	0.97	(d)	0.75	(d)	99

2005 - Institutional	12.42	0.13	0.68	0.81	(0.10)	13.13	6.51	820,394	0.74		1.00		0.76		0.99		109
2004 - Institutional	10.92	0.14	1.49	1.63	(0.13)	12.42	14.94	521,137	0.75		1.26		0.78		1.23		128
2003 - Institutional	8.49	0.07	2.43	2.50	(0.07)	10.92	29.47	383,025	0.85		0.79		0.85		0.79		92
2002 - Institutional	10.94	0.06	(2.45)	(2.39)	(0.06)	8.49	(21.89)	143,439	0.85		0.60		0.86		0.59		84

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than a full year are not annualized.
(c)	Service Share Class commenced operations on January 9, 2006.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Notes to Financial Statements

June 30, 2007 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured U.S. Equity Fund (“Fund” or “Structured U.S. Equity Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
     On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, all of the assets, subject to liabilities, of the Core Equity Fund of the Allmerica Investment Trust (the “Allmerica Fund”), were transferred to the Structured U.S. Equity Fund in exchange for the Structured U.S. Equity Fund’s Service Shares. Holders of shares of the Allmerica Fund received Service shares of the Structured U.S. Equity Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Structured U.S. Equity Fund began to offer Service Shares. The exchange was a tax-free event to the Allmerica Fund shareholders.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman, Sachs & Co. (“Goldman Sachs”) or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

F. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

13

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

3. AGREEMENTS (continued)
     For the six months ended June 30, 2007, GSAM received a Management fee on a contractual basis at the following rates:

Contractual Management Fee

First $1 Billion	Next $1 Billion	Over $2 Billion	Effective Fee

0.65%	0.59%	0.56%	0.64%

     In connection with the reorganization of the Allmerica Fund into the Fund, GSAM has contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Services Shares of the Fund to 0.81% until July 2007.
     GSAM has also voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.044% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2007, GSAM made no reimbursements to the Fund.
     The Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2007, custody and transfer agent fees were reduced by approximately $900 and $39,000, respectively.
     Goldman Sachs also serves as Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Institutional and Service Shares.
     The Trust has adopted, on behalf of Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Services Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service Shares so as not to exceed 0.08% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the six months ended June 30, 2007, Goldman Sachs waived approximately $213,600 in Distribution and Service fees for the Fund.
     At June 30, 2007, amounts owed to affiliates were approximately $619,600, $16,400 and $38,700 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the six months ended June 30, 2007, were $572,145,637 and $635,198,904, respectively. For the six months ended June 30, 2007, Goldman Sachs earned approximately $3,800 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or the system on which they are traded, and any additional

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

5. SECURITIES LENDING (continued)
required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2007, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $5,910, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2007, BGA earned $2,854 in fees as securities lending agent.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended June 30, 2007, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2006, the Fund’s capital loss carryforwards on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2009	$(24,505,886)
Expiring 2010	(35,676,026)

Total capital loss carryforward	$(60,181,912)

(1)	Expiration occurs on December 31 of the year indicated. Utilization of these losses may be limited under the Code.

     At June 30, 2007, the Fund’s aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes were as follows:

Tax cost	$997,433,010

Gross unrealized gain	173,566,419
Gross unrealized loss	(14,481,126)

Net unrealized security gain	$159,085,293

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and mark-to-market losses on Section 1256 futures contracts.

15

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

8. OTHER MATTERS

Merger and Reorganization — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition of the Allmerica Fund (“Acquired Fund”) by the Structured U.S. Equity Fund (“Survivor Fund”). Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the acquisition was completed on January 9, 2006, as of the close of business on January 6, 2006.
     Pursuant to the Agreement, the assets and liabilities of the Allmerica Fund Service Class were transferred into the Structured U.S. Equity Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	as of January 6, 2006

Structured U.S. Equity Fund Service Class/Allmerica Fund Service Class	21,180,601	$286,785,341	154,899,319

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate	Aggregate	Aggregate
	Net Assets	Net Assets	Net Assets	Acquired Fund’s	Acquired Fund’s
	before	before	immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	after acquisition	Appreciation	Carryforward

Structured U.S. Equity Fund/Allmerica Fund	$846,672,156	$286,785,341	$1,133,457,497	$53,289,382	$(215,995,972)

New Accounting Pronouncement — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended
	June 30, 2007		For the Year Ended
	(Unaudited)		December 31, 2006

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	725,651	$10,761,228	5,925,895	$80,892,610
Reinvestment of dividends and distributions	—	—	638,161	9,387,354
Shares repurchased	(3,629,881)	(54,919,172)	(7,009,766)	(94,999,905)

	(2,904,230)	(44,157,944)	(445,710)	(4,719,941)

Service Shares*
Shares sold	140,808	2,091,663	833,578	11,357,609
Shares issued in connection with merger	—	—	21,180,601	286,785,341
Reinvestment of dividend and distributions	—	—	170,226	2,504,014
Shares repurchased	(2,143,056)	(32,150,832)	(4,341,102)	(59,874,271)

	(2,002,248)	(30,059,169)	17,843,303	240,772,693

NET INCREASE (DECREASE)	(4,906,478)	$(74,217,113)	17,397,593	$236,052,752

*	Service Share Class commenced operations on January 9, 2006.

11. SUBSEQUENT EVENT

Effective July 2, 2007, Goldman Sachs voluntarily reduced the transfer agent fee from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Institutional and Services Shares.

17

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 13, 2007 (the “Annual Contract Meeting”).

     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 7, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s investment performance; (b) the Fund’s management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (d) potential economies of scale and the level of breakpoints in the fee schedule under the Management Agreement; (e) the relative expense level of the Fund as compared to comparable funds; (f) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (g) capacity issues relating to certain of the funds managed by the Investment Adviser; (h) information on the advisory fees charged to institutional accounts; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (k) an update on soft dollars and other trading related issues; and (l) the quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence visits to outside service providers.

     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and the breakpoints in the contractual fee rate under the Management Agreement approved in 2006.

     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees that are payable by the Fund on its Service Share Class. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser, portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser present.

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

     The presentations made at the Contract Review Committee meetings and the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and these other mutual fund portfolios were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to the Fund separately.

     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that are provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.

     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Fund’s portfolio transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. In addition, the Trustees considered whether the Fund had operated within its investment policies, and its record of compliance with its investment limitations. The Trustees concluded that the Fund was providing investment performance within a competitive range for long-term investors.

     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after applicable expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratios were prepared by the Outside Data Provider.

     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee rates to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. The Trustees believed that the comparisons

19

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. This voluntary undertaking is in addition to the Investment Adviser’s separate contractual agreement to reimburse the Fund as necessary to limit the total annual operating expenses of the Service Shares of the Fund to a specified level until July 2007.

     The Board of Trustees also considered the reduction in the contractual fee rate payable under the Management Agreement for the Fund that was approved by the Trustees in June 2004, and the breakpoints in the contractual fee rate under the Management Agreement for the Fund that had been implemented at the following annual percentages of the average daily net assets of the Fund:

     0.65% on the first $1 billion; 0.59% on the next $1 billion; and 0.56% over $2 billion.

     In approving these fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2007, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Fund’s brokerage transactions. They also noted that the Fund had offered a share class, Service Shares, with a distribution and service plan under which an affiliate of the Investment Adviser would receive fees.

     In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules, and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.

     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED U.S. EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2007

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing on going costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	6 months
	Account Value	Account Value	ended
Share Class	1/1/07	06/30/07	6/30/07*

Institutional
Actual	$1,000.00	$1,049.80	$3.71
Hypothetical 5% return	1,000.00	1,021.17 +	3.66

Service
Actual	$1,000.00	$1,049.10	$4.12
Hypothetical 5% return	1,000.00	1,020.78 +	4.06

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.71% and 0.79% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. McNamara, Senior Vice President
Diana M. Daniels	John M. Perlowski, Senior Vice President
Patrick T. Harker	and Treasurer
Jessica Palmer	Peter V. Bonanno, Secretary
Alan A. Shuch
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Structured U.S. Equity Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITSTRCUSSAR/07-1652/40.6K

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Structured Small Cap Equity Fund

Semiannual Report
June 30, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Structured Small Cap Equity Fund during the six-month reporting period that ended June 30, 2007.

Market Review

The Russell 2000 Index returned 6.45% for the six-month period ended June 30, 2007. Eight of the ten sectors in the Index posted positive results for the period, led by the Materials (+22.1%) and Industrials (+15.4%) sectors. Because of its high weight in the Russell 2000 Index, the Information Technology (+11.7%) sector had the biggest impact on performance among small-cap stocks. Growth stocks outpaced their value counterparts, largely due to the strength of Information Technology stocks.

Investment Objective

The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2007*

	% of
Company	Net Assets	Business

USEC, Inc.	2.6%	Energy
CF Industries Holdings, Inc.	2.3	Materials
American Greetings Corp.	1.6	Consumer Durables & Apparel
Novatel Wireless, Inc.	1.6	Technology Hardware & Equipment
Belden CDT, Inc.	1.5	Capital Goods
Anthracite Capital, Inc.	1.5	Real Estate
Bally Technologies, Inc.	1.4	Consumer Services
Papa John’s International, Inc.	1.4	Consumer Services
Cooper Tire & Rubber Co.	1.3	Automobiles & Components
Millennium Pharmaceuticals, Inc.	1.3	Pharmaceuticals, Biotechnology & Life Sciences

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

Performance Review

Over the six-month period ended June 30, 2007, the Fund’s Institutional Shares generated a cumulative total return of 0.83%. This return compares to the 6.45% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period.

Our model is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shareholder Letter (continued)

company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Similar to the August-November 2006 period, we witnessed signs of another “speculative rally” in the first half of 2007. Specifically, firms with negative earnings and low Standard & Poor’s quality ratings outperformed their “higher quality” peers. On average, the opposite is true over longer periods of time. We believe this low quality rally, which ebbed and flowed over the reporting period, was a factor in our model’s significant underperformance, as investors sought more richly valued stocks with lesser earnings quality. In addition, the ebb and flow of the preference for low quality securities meant that our Momentum theme, which depends on stocks establishing price trends in one direction or the other, detracted from results.

Returns to our investment themes were mixed during the reporting period. Momentum was the worst performing theme, as companies with strong momentum characteristics underperformed their industry counterparts. This was particularly evident among low volatility, overweight positions in the Information Technology sector. In addition, Profitability and Earnings Quality detracted from relative returns for the period. In contrast, Analyst Sentiment, Management Impact and Valuation contributed positively to relative performance for the period.

Large stock specific events, the effects of which we usually expect to be minimized by holding a diversified portfolio, also negatively impacted the Fund’s performance. Overall, the Fund’s holdings in the Information Technology, Healthcare and Industrials sectors detracted the most from performance during the period. On the upside, stock selection in the Energy and Utilities sectors were the most successful.

In June 2007, we made two enhancements to our U.S. model. The first enhancement, an extension of our Momentum theme, seeks to capture cross-company lead-lag effects. The opportunity to generate incremental returns is created when stock prices react with a delay to news about related companies. The second enhancement is based on the observation that returns to the investment themes vary with information uncertainty. We think prices adjust more slowly when there is more uncertainty and, thus, by increasing our exposure to stocks with more “vagueness” in their information, we improve the potential return to our investment themes. Our tests of the enhanced version of the model show that historical excess returns increase consistently across capitalization ranges and time periods. Although our underlying philosophy remains unchanged, our models are constantly evolving in an effort to enhance future results. We believe both of these enhancements improve our model’s efficacy and will provide a significant benefit to our clients’ portfolios.

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Quantitative Equity Management Team

July 17, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Structured Small Cap Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Structured Small Cap Equity Fund invests in a broadly diversified portfolio of small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/ or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.8%

Automobiles & Components – 2.6%
33,600	American Axle & Manufacturing Holdings, Inc.	$995,232
100	ArvinMeritor, Inc.	2,220
93,200	Cooper Tire & Rubber Co.	2,574,184
5,700	Lear Corp.*	202,977
152,000	Visteon Corp.*	1,231,200

		5,005,813

Banks – 6.2%
100	1st Source Corp.	2,492
100	Ameris Bancorp	2,247
26,300	Bank Mutual Corp.	303,239
100	Bank of Granite Corp.	1,669
100	Banner Corp.	3,406
6,040	Cascade Bancorp	139,765
8,600	Central Pacific Financial Corp.	283,886
29,700	Chittenden Corp.	1,038,015
100	Citizens First Bancorp, Inc.	2,180
110	Community Trust Bancorp, Inc.	3,553
22,100	Downey Financial Corp.(a)	1,458,158
26,200	East West Bancorp, Inc.	1,018,656
6,400	First Citizens BancShares, Inc. Class A	1,244,160
18,293	First Regional Bancorp*	465,374
300	First Republic Bank	16,098
306	First South Bancorp, Inc.(a)	8,231
100	FNB Corp.	3,590
3,300	Frontier Financial Corp.	74,349
100	Hancock Holding Co.	3,755
63,661	Hanmi Financial Corp.	1,086,057
100	Heritage Commerce Corp.	2,368
100	Horizon Financial Corp.	2,179
100	IndyMac Bancorp, Inc.	2,917
	Intervest Bancshares Corp.	69,020
100	Nara Bancorp, Inc.	1,593
17,348	PFF Bancorp, Inc.	484,530
100	Pinnacle Financial Partners, Inc.*	2,936
27,407	Preferred Bank	1,096,280
65,200	Provident Financial Services, Inc.	1,027,552
100	Renasant Corp.	2,274
100	SCBT Financial Corp.	3,640
100	Southwest Bancorp, Inc.	2,404
100	Sterling Financial Corp.	2,894
100	Susquehanna Bancshares, Inc.	2,237
11,400	The PMI Group, Inc.	509,238
100	TriCo Bancshares	2,236
63,900	Umpqua Holdings Corp.	1,502,289
3,645	Vineyard National Bancorp	83,726
100	Virginia Financial Group, Inc.	2,220
100	Washington Trust Bancorp, Inc.	2,521
100	Westfield Financial, Inc.	997

		11,964,931

Capital Goods – 7.7%
800	Acuity Brands, Inc.	48,224
21,400	AGCO Corp.*	928,974
100	Ampco-Pittsburgh Corp.	4,009
5,100	AZZ, Inc.*	171,615
23,600	Baldor Electric Co.	1,163,008
54,000	Belden CDT, Inc.	2,988,900
100	CIRCOR International, Inc.	4,043
19,500	EMCOR Group, Inc.*	1,421,550
5,000	EnPro Industries, Inc.*	213,950
16,600	Force Protection, Inc.*(a)	342,624
4,300	General Cable Corp.*	325,725
100	Infrasource Services, Inc.*	3,710
10,100	NACCO Industries, Inc. Class A	1,570,449
20,100	Perini Corp.*	1,236,753
100	PGT, Inc.*	1,093
100	Powell Industries, Inc.*	3,176
16,300	RBC Bearings, Inc.*	672,375
23,200	Robbins & Myers, Inc.	1,232,616
100	Sequa Corp. Class A*	11,200
1,600	SPX Corp.	140,496
6,100	Stanley, Inc.*	107,482
48,300	Superior Essex, Inc.*	1,804,005
27,900	Tredegar Corp.	594,270
100	Valmont Industries, Inc.	7,276

		14,997,523

Commercial Services & Supplies – 5.2%
68,500	ABM Industries, Inc.	1,767,985
24,498	Amrep Corp.(a)	1,164,880
37,500	Bowne & Co., Inc.	731,625
100	Cornell Cos., Inc.*	2,456
7,200	Deluxe Corp.	292,392
15,400	Diamond Management & Technology Consultants, Inc.	203,280
100	Heidrick & Struggles International, Inc.*	5,124
124,586	IKON Office Solutions, Inc.	1,944,787
100	Interface, Inc. Class A	1,886
7,900	PHH Corp.*	246,559
100	Resources Connection, Inc.*	3,318
78,991	Spherion Corp.*	741,726
49,000	TeleTech Holdings, Inc.*	1,591,520
7,600	United Stationers, Inc.*	506,464
100	Viad Corp.	4,217
42,411	Volt Information Sciences, Inc.*	782,059
1,239	Waste Industries USA, Inc.	42,299

		10,032,577

Consumer Durables & Apparel – 3.4%
108,000	American Greetings Corp. Class A	3,059,640
2,600	Deckers Outdoor Corp.*	262,340
33,000	Kellwood Co.	927,960
31,700	Kimball International, Inc. Class B	444,117
45,200	Perry Ellis International, Inc.*	1,454,084
17,800	Tempur-Pedic International, Inc.	461,020

		6,609,161

The accompanying notes are an integral part of these financial statements.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Consumer Services – 4.7%
100	Bally Technologies, Inc.*	$2,642
39,084	CPI Corp.	2,716,338
1,800	ITT Educational Services, Inc.*	211,284
29,700	Jack in the Box, Inc.*	2,106,918
28,700	Landry’s Restaurants, Inc.	868,462
161	Marcus Corp.	3,825
16,300	O’Charley’s, Inc.	328,608
110	Papa John’s International, Inc.*	3,164
41,815	Pre-Paid Legal Services, Inc.*(a)	2,689,123
6,100	Sotheby’s	280,722

		9,211,086

Diversified Financials – 1.8%
2,800	Advance America Cash Advance Centers, Inc.	49,672
150	Advanta Corp. Class B	4,671
14,300	AmeriCredit Corp.*	379,665
2,100	Capital Southwest Corp.	327,159
8,200	Cohen & Steers, Inc.	356,290
7,400	Cowen Group, Inc.*	132,534
49,431	EZCORP, Inc. Class A*	654,467
100	Highland Distressed Opportunities, Inc.	1,425
1,200	Piper Jaffray Cos.*	66,876
100	Sanders Morris Harris Group, Inc.	1,164
100	SWS Group, Inc.	2,162
100	The First Marblehead Corp.	3,864
34,055	World Acceptance Corp.*	1,455,170

		3,435,119

Energy – 7.1%
200	Cabot Oil & Gas Corp.	7,376
8,300	General Maritime Corp.	222,274
18,600	Gulfmark Offshore, Inc.*	952,692
18,904	Holly Corp.	1,402,488
13,100	Matrix Service Co.*	325,535
23,200	Newpark Resources, Inc.*	179,800
100	NGP Capital Resources Co.	1,672
16,935	Overseas Shipholding Group, Inc.	1,378,509
2,300	Plains Exploration & Production Co.*	109,963
2,000	SEACOR Holdings, Inc.*	186,720
21,700	Ship Finance International Ltd.	644,056
27,390	Swift Energy Co.*	1,171,196
31,300	Trico Marine Services, Inc.*(a)	1,279,544
2,800	Universal Compression Holdings, Inc.*	202,916
227,500	USEC, Inc.*	5,000,450
12,800	Western Refining, Inc.	739,840

		13,805,031

Food & Staples Retailing – 1.5%
18,073	Ingles Markets, Inc. Class A	622,615
6,000	Longs Drug Stores Corp.	315,120
47,800	Performance Food Group Co.*	1,553,022
100	Ruddick Corp.	3,012
12,477	Spartan Stores, Inc.	410,618

		2,904,387

Food, Beverage & Tobacco – 2.1%
59,200	Alliance One International, Inc.*	594,960
100	Boston Beer Co., Inc. Class A*	3,935
83,600	Chiquita Brands International, Inc.*(a)	1,585,056
4,400	Dean Foods Co.	140,228
7,800	Fresh Del Monte Produce, Inc.	195,390
20,400	Imperial Sugar Co.(a)	628,116
100	The JM Smucker Co.	6,366
13,300	Universal Corp.	810,236

		3,964,287

Health Care Equipment & Services – 6.5%
66,300	Align Technology, Inc.*	1,601,808
52,500	Apria Healthcare Group, Inc.*	1,510,425
32,000	Conmed Corp.*	936,960
39,721	Corvel Corp.*	1,038,307
3,900	Cynosure, Inc. Class A*	142,077
82	Genesis HealthCare Corp.*	5,611
80,500	Immucor, Inc.*	2,251,585
100	IRIS International, Inc.*	1,684
33,900	Kindred Healthcare, Inc.*	1,041,408
6,400	Matria Healthcare, Inc.*	193,792
10,500	Medcath Corporation*	333,900
46,366	Molina Healthcare, Inc.*	1,415,090
17,200	Sonic Innovations, Inc.*	150,500
23,400	West Pharmaceutical Services, Inc.	1,103,310
40,778	Zoll Medical Corp.*	909,757

		12,636,214

Household & Personal Products – 1.0%
100	Alberto-Culver Co.	2,372
100	Energizer Holdings, Inc.*	9,960
43,000	NBTY, Inc.*	1,857,600

		1,869,932

Insurance – 4.7%
14,150	American Physicians Capital, Inc.*	573,075
59,000	Aspen Insurance Holdings Ltd.	1,656,130
26,600	Assured Guaranty Ltd.	786,296
22,900	IPC Holdings Ltd.	739,441
11,300	LandAmerica Financial Group, Inc.(a)	1,090,337
29,000	Max Capital Group Ltd.	820,700
125,900	Meadowbrook Insurance Group, Inc.*	1,379,864
1,300	National Western Life Insurance Co. Class A	328,796
800	NYMAGIC, Inc.	32,160
3,600	Odyssey RE Holdings Corp.	154,404
23,900	Reinsurance Group of America, Inc.	1,439,736

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Insurance – (continued)
900	SeaBright Insurance Holdings, Inc.*	$15,732
200	Universal American Financial Corp.*	4,256

		9,020,927

Materials – 6.4%
14,200	Brush Engineered Materials, Inc.*	596,258
100	Buckeye Technologies, Inc.*	1,547
75,018	CF Industries Holdings, Inc.	4,492,828
100	Chesapeake Corp.	1,257
12,500	Cleveland-Cliffs, Inc.	970,875
8,700	Domtar Corp.*	97,092
6,500	Innospec, Inc.	384,865
11,900	OM Group, Inc.*	629,748
39,600	Rock-Tenn Co. Class A	1,256,112
47,900	Ryerson, Inc.	1,803,435
1,300	Schnitzer Steel Industries, Inc.	62,322
82,883	Terra Industries, Inc.*	2,106,886
100	Tronox, Inc. Class B	1,405

		12,404,630

Media – 0.2%
3,340	Arbitron, Inc.	172,110
100	Cox Radio, Inc. Class A*	1,424
100	Harris Interactive, Inc.*	535
100	Hearst-Argyle Television, Inc.	2,410
4,100	Scholastic Corp.*	147,354

		323,833

Pharmaceuticals, Biotechnology – 5.1%
6,300	Albany Molecular Research, Inc.*	93,555
39,300	Applera Corp. – Celera Group*	487,320
1,100	Bradley Pharmaceuticals, Inc.*	23,881
14,150	Caraco Pharmaceutical Laboratories Ltd.*	214,797
1,000	GTx, Inc.*	16,190
234,800	Millennium Pharmaceuticals, Inc.*	2,481,836
6,800	Noven Pharmaceuticals, Inc.*	159,460
6,900	Omrix Biopharmaceuticals, Inc.*	217,074
500	Parexel International Corp.*	21,030
10,200	PharmaNet Development Group, Inc.*	325,176
18,000	Pharmion Corp.*	521,100
23,100	Pozen, Inc.*	417,417
100	Rigel Pharmaceuticals, Inc.*	891
140,214	Savient Pharmaceuticals, Inc.*	1,741,458
100	SuperGen, Inc.*	556
14,500	Tanox, Inc.*(a)	281,445
32,100	Varian, Inc.*	1,760,043
34,900	Watson Pharmaceuticals, Inc.*	1,135,297

		9,898,526

Real Estate – 7.4%
1,100	Agree Realty Corp. (REIT)	34,375
243,159	Anthracite Capital, Inc. (REIT)	2,844,960
6,800	Arbor Realty Trust, Inc. (REIT)	175,508
20,800	Crystal River Capital, Inc. (REIT)	505,024
100	Douglas Emmett, Inc. (REIT)	2,474
34,000	Entertainment Properties Trust (REIT)	1,828,520
16,600	Equity One, Inc. (REIT)	424,130
13,959	Gramercy Capital Corp. (REIT)	384,431
100	Health Care Property Investors, Inc. (REIT)	2,893
44,700	HRPT Properties Trust (REIT)	464,880
29,600	iStar Financial, Inc. (REIT)	1,312,168
18,200	Jones Lang LaSalle, Inc.	2,065,700
100	LTC Properties, Inc. (REIT)	2,275
14,791	Medical Properties Trust, Inc. (REIT)	195,685
4,565	National Health Investors, Inc. (REIT)	144,802
24,800	NorthStar Realty Finance Corp. (REIT)	310,248
19,000	Potlatch Corp. (REIT)	817,950
100	PS Business Parks, Inc. (REIT)	6,337
11,800	RAIT Financial Trust (REIT)	307,036
100	Realty Income Corp. (REIT)	2,519
14,300	Redwood Trust, Inc. (REIT)(a)	691,834
100	Regency Centers Corp. (REIT)	7,050
86,700	Senior Housing Properties Trust (REIT)	1,764,345

		14,295,144

Retailing – 3.9%
100	American Eagle Outfitters, Inc.	2,566
88,500	Asbury Automotive Group, Inc.	2,208,075
31,600	Big Lots, Inc.*	929,672
13,400	Blue Nile, Inc.*(a)	809,360
14,750	Brown Shoe Co., Inc.	358,720
100	Dillards, Inc. Class A	3,593
100	Haverty Furniture Cos., Inc.	1,167
45,800	Jo-Ann Stores, Inc.*	1,302,094
100	OfficeMax, Inc.	3,930
15,000	RadioShack Corp.	497,100
41,400	Sonic Automotive, Inc. Class A	1,199,358
100	Syms Corp.*	1,973
8,300	Systemax, Inc.(a)	172,723
8,300	West Marine, Inc.*	114,208

		7,604,539

Semiconductors & Semiconductor Equipment – 3.4%
2,100	Actel Corp.*	29,211
48,000	Advanced Energy Industries, Inc.*	1,087,680
424,018	Atmel Corp.*	2,357,540
35,300	Exar Corp.*	473,020
100	Micrel, Inc.	1,272
25,600	MIPS Technologies, Inc.*	225,024
100	Novellus Systems, Inc.*	2,837
48,500	RF Micro Devices, Inc.*	302,640
271,200	Skyworks Solutions, Inc.*	1,993,320

		6,472,544

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Software & Services – 7.7%
35,600	Ansoft Corp.*	$1,049,844
24,793	Authorize.Net Holdings, Inc.*	443,547
166,041	Captaris, Inc.*	850,130
39,800	Chordiant Software, Inc.*	623,268
11,100	Ciber, Inc.*	90,798
54,300	CMGI, Inc.*	105,885
100	Convergys Corp.*	2,424
2,800	Covansys Corporation*	95,004
1,200	Double-Take Software, Inc.*	19,692
100	eCollege.com, Inc.*	2,225
500	Epicor Software Corp.*	7,435
19,500	Gartner, Inc.*	479,505
41,000	InfoSpace, Inc.	951,610
134,038	Interwoven, Inc.*	1,881,893
6,700	Manhattan Associates, Inc.*	186,997
19,600	MicroStrategy, Inc. Class A*	1,852,004
41,965	MPS Group, Inc.*	561,072
100	Novell, Inc.*	779
235,611	RealNetworks, Inc.*	1,924,942
70,300	S1 Corp.*	561,697
100	Sohu.com, Inc.*	3,199
100	Switch & Data Facilities Co., Inc.*	1,919
70,600	Synopsys, Inc.*	1,865,958
100	Total System Services, Inc.	2,951
14,500	United Online, Inc.	239,105
53,500	Vignette Corp.*	1,025,060

		14,828,943

Technology Hardware & Equipment – 6.0%
33,324	Agilysis, Inc.	749,790
63,500	Andrew Corp.*	916,940
1,600	Avnet, Inc.*	63,424
700	C-COR, Inc.*	9,842
19,381	Carrier Access Corp.*	90,897
100	Ditech Networks, Inc.*	819
8,200	Electronics for Imaging, Inc.*	231,404
100	EMS Technologies, Inc.*	2,206
20,000	Ingram Micro, Inc.*	434,200
342	Insight Enterprises, Inc.*	7,719
5,200	Loral Space & Communications, Inc.*	256,256
25,000	Methode Electronics, Inc.	391,250
100	Newport Corp.*	1,548
117,200	Novatel Wireless, Inc.*	3,049,544
2,100	OSI Systems, Inc.*	57,435
72,000	Polycom, Inc.*	2,419,200
100	SYNNEX Corp.*	2,061
29,610	Tech Data Corp.*	1,138,800
319,600	UTStarcom, Inc.*(a)	1,792,956

		11,616,291

Telecommunication Services – 2.0%
100	Atlantic Tele-Network, Inc.	2,864
28,000	Cbeyond, Inc.*	1,078,280
19,200	Centennial Communications Corp.*	182,208
100	Consolidated Communications Holdings, Inc.	2,260
21,209	CT Communications, Inc.	647,086
9,400	Golden Telecom, Inc.	517,094
31,700	IDT Corp. Class B	327,144
5,800	NTELOS Holdings Corp.	160,312
38,300	PAETEC Holding Corp.*	432,407
2,400	Rural Cellular Corp. Class A*	105,144
14,900	USA Mobility, Inc.*	398,724

		3,853,523

Transportation – 1.8%
700	Allegiant Travel Co.*	21,518
103,700	ExpressJet Holdings, Inc.*	620,126
18,700	HUB Group, Inc. Class A*	657,492
100	Interpool, Inc.	2,690
12,400	PAM Transportation Services, Inc.*	226,672
10,900	Pinnacle Airlines Corp.*(a)	204,375
50,300	Saia, Inc.*	1,371,178
15,360	U.S. Xpress Enterprises, Inc.*	285,389

		3,389,440

Utilities – 1.4%
100	Alliant Energy Corp.	3,885
100	Northeast Utilities	2,836
100	OGE Energy Corp.	3,665
10,500	Oneok, Inc.	529,305
68,300	Reliant Energy, Inc.*	1,840,685
41,100	SEMCO Energy, Inc*	319,347

		2,699,723

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $178,889,304)		$192,844,124

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

		Interest
Shares	Description	Rate	Value
Securities Lending Collateral – 5.4%

10,311,500	Boston Global Investment Trust – Enhanced Portfolio	5.309%	$10,311,500
(Cost $10,311,500)

TOTAL INVESTMENTS – 105.2%
(Cost $189,200,804)			$203,155,624

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.2%)			(10,014,403)

NET ASSETS – 100.0%			$193,141,221

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2007, the following futures contracts were open:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Loss

Russell 2000 Index	2	September 2007	$168,420	$(2,314)

The accompanying notes are an integral part of these financial statements.

9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:

Investment in securities, at value (identified cost $178,889,304)(a)	$192,844,124
Securities lending collateral, at value which equals cost	10,311,500
Receivables:
Fund shares sold	287,949
Dividends and interest	210,567
Investment securities sold	197,845
Securities lending income	15,255
Other assets	5,898

Total assets	203,873,138

Liabilities:

Due to custodian	11,483
Payables:
Payable upon return of securities loaned	10,311,500
Amounts owed to affiliates	175,131
Fund shares repurchased	115,022
Variation margin	640
Accrued expenses and other liabilities	118,141

Total liabilities	10,731,917

Net Assets:

Paid-in capital	158,532,648
Accumulated undistributed net investment income	630,339
Accumulated net realized gain on investment and futures transactions	20,025,728
Net unrealized gain on investments and futures	13,952,506

NET ASSETS	$193,141,221

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	13,262,111
Net asset value, offering and redemption price per share:	$14.56

(a)	Includes loaned securities having market value of $10,025,078.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

Investment income:

Dividends	$1,384,200
Interest (including securities lending income of $157,255)	162,988

Total investment income	1,547,188

Expenses:

Management fees	744,553
Shareholder Meeting Expense	49,976
Transfer Agent fees	39,706
Professional fees	38,919
Printing fees	37,289
Custody and accounting fees	18,363
Trustee fees	9,719
Other	7,044

Total expenses	945,569

Less — expense reductions	(26,885)

Net expenses	918,684

NET INVESTMENT INCOME	628,504

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized gain from:
Investment transactions	14,421,076
Futures transactions	31,154
Net change in unrealized gain (loss) on:
Investments	(13,282,552)
Futures	1,958

Net realized and unrealized gain on investment and futures transactions	1,171,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,800,140

The accompanying notes are an integral part of these financial statements.

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006
From operations:

Net investment income	$628,504	$1,000,165
Net realized gain on investment and futures transactions	14,452,230	18,804,169
Net change in unrealized gain (loss) on investments and futures	(13,280,594)	3,015,667

Net increase in net assets resulting from operations	1,800,140	22,820,001

Distributions to shareholders:

From net investment income	—	(1,307,803)
From net realized gains	—	(14,275,219)

Total distributions to shareholders	—	(15,583,022)

From share transactions:

Proceeds from sales of shares	6,511,407	22,042,825
Reinvestments of dividends and distributions	—	15,583,022
Cost of shares repurchased	(18,099,620)	(36,975,581)

Net increase (decrease) in net assets resulting from share transactions	(11,588,213)	650,266

TOTAL INCREASE (DECREASE)	(9,788,073)	7,887,245

Net assets:

Beginning of period	202,929,294	195,042,049

End of period	$193,141,221	$202,929,294

Accumulated undistributed net investment income	$630,339	$1,835

Summary of share transactions:

Shares sold	445,649	1,486,377
Shares issued on reinvestment of dividends and distributions	—	1,080,652
Shares repurchased	(1,235,753)	(2,513,513)

NET INCREASE (DECREASE)	(790,104)	53,516

The accompanying notes are an integral part of these financial statements.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions

			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	net		value,		end	net expenses		income		expenses		income		Portfolio
	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	of period	to average		to average		to average		to average		turnover
Year	of period	income(a)	gain (loss)	operations	income	gain	distributions	period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

For the Six Months ended June 30, (Unaudited)

2007	$14.44	$0.05 (c)	$0.07	$0.12	$—	$—	$—	$14.56	0.83%	$193,141	0.89	% (c)(d)	0.69	% (c)(d)(e)	0.92	% (c)(d)	0.64	% (c)(d)(e)	74%
For the Years ended December 31,

2006	13.93	0.07	1.64	1.71	(0.10)	(1.10)	(1.20)	14.44	12.27	202,929	0.87		0.49		0.99		0.37		133
2005	14.40	0.05	0.86	0.91	(0.04)	(1.34)	(1.38)	13.93	6.07	195,042	0.89		0.37		0.93		0.33		119
2004	12.99	0.02	2.10	2.12	(0.03)	(0.68)	(0.71)	14.40	16.33	191,821	0.90		0.14		0.97		0.07		146
2003	9.19	0.04	4.18	4.22	(0.03)	(0.39)	(0.42)	12.99	46.00	181,765	1.03		0.40		1.25		0.18		141
2002	10.84	0.03	(1.65)	(1.62)	(0.03)	—	(0.03)	9.19	(14.97)	47,005	1.04		0.25		1.29		0.00		128

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.
(d)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

13

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Notes to Financial Statements

June 30, 2007 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Structured Small Cap Equity Fund (“Fund”). The Fund is a diversified portfolio under the Act offering Institutional Shares.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman, Sachs & Co. (“Goldman Sachs”) or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

F. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     For the six months ended June 30, 2007, GSAM received a Management fee at the following rates:

Contractual Management Fee			Effective Net
			Management Fee
Up to $2 billion	Over $2 billion	Effective Fee	(after waiver)

0.75%	0.68%	0.75%	0.73%

     GSAM has voluntarily agreed to waive a portion of its Management fee equal to 0.02% of the Fund’s average daily net assets. For the six months ended June 30, 2007, GSAM waived approximately $19,900 of the Fund’s Management fee.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2007, GSAM made no reimbursement to the Fund.

15

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

3. AGREEMENTS (continued)
     In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2007, custody and transfer agent fees were reduced by approximately $200 and $6,800, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Fund.
     At June 30, 2007, the amounts owed to affiliates were approximately $168,700 and $6,400 for Management and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the six months ended June 30, 2007, were $146,909,144 and $157,613,462, respectively. For the six months ended June 30, 2007, Goldman Sachs earned approximately $600 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2007, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $17,476, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2007, BGA earned $22,345 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2007 was $736,000.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended June 30, 2007, the Fund did not have any borrowings under the facility.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2006, the Fund had certain timing differences on a tax basis of $1,835 related to the recognition of certain REIT dividends for tax purposes. At June 30, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$189,404,873

Gross unrealized gain	21,770,544
Gross unrealized loss	(8,019,793)

Net unrealized security gain	$13,750,751

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and mark-to-market losses on Section 1256 futures contracts.

8. OTHER MATTERS

New Accounting Pronouncement — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

10. SUBSEQUENT EVENT

Effective July 2, 2007, Goldman Sachs voluntarily reduced the transfer agent fee from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets.

17

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 13, 2007 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 7, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s investment performance; (b) the Fund’s management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (d) potential economies of scale and the level of breakpoints in the fee schedule under the Management Agreement; (e) the relative expense level of the Fund as compared to comparable funds; (f) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (g) capacity issues relating to certain of the funds managed by the Investment Adviser; (h) information on the advisory fees charged to institutional accounts; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (k) an update on soft dollars and other trading related issues; and (l) the quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence visits to outside service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and the breakpoint in the contractual fee rate under the Management Agreement approved in 2006.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees that are payable by the Fund on its Service Share Class. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser, portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser present.

18

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

The presentations made at the Contract Review Committee meetings and the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and these other mutual fund portfolios were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to the Fund separately.

In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that are provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.

In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Fund’s portfolio transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. In addition, the Trustees considered whether the Fund had operated within its investment policies, and its record of compliance with its investment limitations. The Trustees concluded that the Fund was providing investment performance within a competitive range for long-term investors.

The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after applicable expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratios were prepared by the Outside Data Provider.

More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee rates to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. The Trustees believed that the comparisons provided by

19

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees considered the Investment Adviser’s voluntary undertaking to waive a portion of its management fees with respect to the Fund and to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level.

The Board of Trustees also considered the breakpoint in the contractual fee rate under the Management Agreement for the Fund that had been implemented at the following annual percentage of the average daily net assets of the Fund:

0.75% on the first $2 billion and 0.68% over $2 billion.

In approving this fee breakpoint, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2007, the Trustees continued to believe that the fee breakpoint was a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset level.

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Fund’s brokerage transactions. They also noted that the Fund had offered a share class, Service Shares, with a distribution and service plan under which an affiliate of the Investment Adviser would receive fees.

In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules, and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.

After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRUCTURED SMALL CAP EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2007

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing on going costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	six months
	Account Value	Account Value	ended
	1/1/07	06/30/07	6/30/07*

Actual	$1,000.00	$1,008.30	$4.63
Hypothetical 5% return	1,000.00	1,020.18 +	4.66

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 0.89%.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. McNamara, Senior Vice President
Diana M. Daniels	John M. Perlowski, Senior Vice President
Patrick T. Harker	and Treasurer
Jessica Palmer	Peter V. Bonanno, Secretary
Alan A. Shuch
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Structured Small Cap Equity Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITSTRCSCSAR/07-1657/30.9K

Goldman

Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32nd FLOOR, NEW YORK, NEW YORK 10005

Capital Growth Fund

Semiannual Report

June 30, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Capital Growth Fund during the six-month reporting period that ended June 30, 2007.

Market Review

The U.S. equity markets benefited from strong momentum during the reporting period. This occurred despite sell-offs in the sub-prime mortgage and the Chinese markets, which affected the global equity markets. Strong corporate earnings announcements, higher oil prices, private equity activity and market speculation were the main drivers of performance during the period. The Federal Reserve Board left short-term interest rates unchanged as it believes that inflation is less likely to ease as had been expected. During the reporting period, computer hardware and energy-related companies led the market, while the biotechnology industry lagged.

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2007*

	% of
Company	Net Assets	Business

Google, Inc.	4.2%	Software & Services
Microsoft Corp.	3.7	Software & Services
Suncor Energy, Inc.	3.4	Energy
Freddie Mac	3.1	Banks
Baker Hughes, Inc.	2.8	Energy
American Tower Corp.	2.8	Telecommunication Services
Cisco Systems, Inc.	2.7	Technology Hardware & Equipment
The McGraw-Hill Companies, Inc.	2.4	Media
PepsiCo., Inc.	2.3	Food, Beverage & Tobacco
QUALCOMM, Inc.	2.2	Technology Hardware & Equipment

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period that ended June 30, 2007, the Fund’s Institutional and Service Shares generated cumulative total returns of 8.20% and 8.12%, respectively. These returns compare to the 8.13% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

The Fund generated strong absolute returns during the reporting period, and its performance was largely in line with its benchmark.

Health care company MedImmune was the top contributor to performance during the reporting period. In the second quarter, AstraZeneca agreed to buy MedImmune for $15.6 billion in cash, which represented a 21% premium to the company’s stock price prior to the deal’s announcement. The bidding process was fairly competitive, with at least four large pharmaceutical companies wanting to purchase the maker of FluMist. Shares of MedImmune were up 76% year-to-date when we sold the position in early May. We believe acquisitions are one way in which the gap between the stock price and the economic value of a business can close. We believe the MedImmune acquisition is another strong data point reinforcing that our approach of owning high quality businesses for the long term works.

Shares of pharmaceutical company Amgen, Inc. detracted from performance as concerns about anemia drugs negatively impacted this class of drugs. The Food and Drug Administration’s (“FDA’s”) focus on anemia medications has stemmed from doctors over-prescribing these types of drugs as well as prescribing them for unapproved uses. Several months ago, the FDA required a change in the labeling of anemia drugs, a result of some studies that showed that these medications had the potential to increase the growth of tumors and the risk of death in patients who were not on chemotherapy. In May, the FDA’s external panel of experts voted in favor of tighter restrictions on this class of drugs and wants to require companies to include additional warnings on labels and conduct more safety studies. We believed that the FDA’s external advisory panel would not have been as critical. If the FDA follows the recommendations of the outside panel, which it typically does, we believe this could lead to a decrease in the sale of anemia drugs, such as Amgen’s Aranesp and Epogen. Although there may be further downside for Amgen in the short term, it is trading at a significant discount to large-cap pharmaceutical stocks, which reflects the misfortunes of its anemia franchise.

During the period, Energy was the top contributing sector to overall performance, and the Fund continued to benefit from our stock selection in the sector. Performance was mainly driven by companies such as Schlumberger Ltd., Canadian Natural Resources Ltd. and Baker Hughes, Inc., all of which have continued to benefit from strong demand and pricing power, which have helped increase earnings substantially. In particular, shares of Baker Hughes were up after reporting better-than-expected fiscal first quarter earnings. In addition, Baker Hughes benefited from increased exploration and production spending. It also saw strength in its North America and international markets, despite a slowdown in drilling in Canada.

Telecommunications company Research In Motion Ltd. was a top contributor to performance during the period. At the end of June, the company reported earnings that exceeded subscriber guidance and raised guidance for its current quarter. Research In Motion continues to benefit from strength in its consumer, enterprise and international business units. We believe the BlackBerry maker’s growth prospects are favorable as businesses

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

advance the use of mobile e-mail and introduce it more deeply within the organizations. In addition, the consumer-focused BlackBerry products are broadening the brand’s appeal into a larger market. We have high conviction in the company’s product pipeline for this year and believe BlackBerry’s strong brand name and superior technology provide competitive advantages over substitute products.

Linear Technology Corp.’s announcement of a substantial stock repurchase program drove shares of the company up during the quarter. The company plans to repurchase $3 billion in stock, roughly 30% of Linear’s market value at the time of the announcement, and will be funded by the proceeds from a $1.7 billion convertible note offering. We believe the company is well positioned for future growth as analog chip sales remain strong due to continued demand for devices such as cell phones, MP3 players and high-definition televisions.

The sell-off in the sub-prime mortgage market negatively impacted Financials stocks and it was the worst performing sector of the market during the reporting period. We believe that the Financial companies we own have minimal exposure to the sub-prime mortgage market. Therefore, we feel that their franchises should remain unharmed by this industry segment. Shares of Freddie Mac were down during the year-to-date period. Freddie Mac’s exposure is limited to AAA rated securities backed by sub-prime loans and we don’t think this portion of Freddie Mac’s business will have a material impact on its earnings. We believe Freddie Mac underperformed primarily because management delayed timely financial reporting from the second quarter to the second half of 2007. We feel that the timely reporting of financial results is an important catalyst for the stock price of Freddie Mac to more closely reflect the value of the underlying business.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Growth Team

July 17, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Capital Growth Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Capital Growth Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Shareholder Letter (continued)

sectors and/or general economic conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include a time deposit and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.2%

Banks – 4.2%
279,055	Freddie Mac	$16,938,639
64,300	SunTrust Banks, Inc.	5,513,082

		22,451,721

Capital Goods – 4.1%
121,200	Rockwell Automation, Inc.	8,416,128
128,730	United Technologies Corp.	9,130,819
55,410	W.W. Grainger, Inc.	5,155,900

		22,702,847

Consumer Durables & Apparel – 3.3%
135,180	Fortune Brands, Inc.	11,134,777
236,500	Newell Rubbermaid, Inc.	6,960,195

		18,094,972

Consumer Services – 1.7%
72,400	Apollo Group, Inc. Class A*	4,230,332
199,700	Starbucks Corp.*	5,240,128

		9,470,460

Diversified Financials – 8.6%
139,960	American Express Co.	8,562,753
10,400	Chicago Mercantile Exchange Holdings, Inc. Class A	5,557,344
49,800	Legg Mason, Inc.	4,899,324
104,990	Moody’s Corp.	6,530,378
70,145	Morgan Stanley	5,883,763
487,030	The Charles Schwab Corp.	9,993,855
91,500	UBS AG	5,490,915

		46,918,332

Energy – 14.1%
182,938	Baker Hughes, Inc.	15,390,574
120,040	Canadian Natural Resources Ltd.	7,964,654
189,700	Chesapeake Energy Corp.	6,563,620
107,100	Grant Prideco, Inc.*	5,765,193
133,500	Quicksilver Resources, Inc.*(a)	5,951,430
127,340	Schlumberger Ltd.	10,816,260
205,120	Suncor Energy, Inc.	18,444,390
110,000	Weatherford International Ltd.*	6,076,400

		76,972,521

Food & Staples Retailing – 3.3%
179,700	CVS/Caremark Corp.	6,550,065
243,420	Wal-Mart Stores, Inc.	11,710,936

		18,261,001

Food, Beverage & Tobacco – 3.1%
58,100	Altria Group, Inc.	4,075,134
195,000	PepsiCo., Inc.	12,645,750

		16,720,884

Health Care Equipment & Services – 3.0%
96,400	Baxter International, Inc.	5,431,176
102,578	Medtronic, Inc.	5,319,695
141,200	St. Jude Medical, Inc.*	5,858,388

		16,609,259

Household & Personal Products – 0.9%
83,900	Procter & Gamble Co.	5,133,841

Media – 4.9%
60,811	Lamar Advertising Co. Class A	3,816,498
162,000	National CineMedia, Inc.*	4,537,620
191,950	The McGraw-Hill Companies, Inc.	13,067,956
126,674	Viacom, Inc. Class B*	5,273,439

		26,695,513

Pharmaceuticals, Biotechnology – 10.5%
202,554	Amgen, Inc.*	11,199,210
207,712	Celgene Corp.*	11,908,129
79,890	Charles River Laboratories International, Inc.*	4,123,922
128,700	Genentech, Inc.*	9,737,442
128,200	Merck & Co., Inc.	6,384,360
185,300	Thermo Fisher Scientific, Inc.*	9,583,716
83,635	Wyeth	4,795,631

		57,732,410

Retailing – 5.3%
106,100	Chico’s FAS, Inc.*	2,582,474
71,300	J.C. Penney Co., Inc.	5,160,694
340,140	Lowe’s Companies, Inc.	10,438,897
204,800	The Home Depot, Inc.	8,058,880
79,700	Williams-Sonoma, Inc.	2,516,926

		28,757,871

Semiconductors & Semiconductor Equipment – 2.1%
325,179	Linear Technology Corp.(a)	11,764,976

Software & Services – 15.9%
293,600	Activision, Inc.*	5,481,512
99,800	CheckFree Corp.*	4,011,960
69,720	Cognizant Technology Solutions Corp. Class A*	5,235,275
182,825	Electronic Arts, Inc.*	8,651,279
44,010	Google, Inc. Class A*	23,033,955
688,568	Microsoft Corp.	20,292,099
446,091	The Western Union Co.	9,292,075
402,974	Yahoo!, Inc.*	10,932,685

		86,930,840

Technology Hardware & Equipment – 6.7%
60,700	Apple Computer, Inc.*	7,407,828
528,590	Cisco Systems, Inc.*	14,721,232
109,200	Jabil Circuit, Inc.	2,410,044
275,791	QUALCOMM, Inc.	11,966,571

		36,505,675

The accompanying notes are an integral part of these financial statements.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Telecommunication Services – 7.5%
361,090	American Tower Corp. Class A*	$15,165,780
98,850	Crown Castle International Corp.*	3,585,289
110,300	MetroPCS Communications, Inc.*	3,644,312
102,000	NeuStar, Inc., Class A*	2,954,940
43,300	Research In Motion Ltd.*	8,659,567
347,200	Sprint Nextel Corp.	7,190,512

		41,200,400

TOTAL COMMON STOCKS
(Cost $480,912,509)		$542,923,523

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.6%

JPMorgan Chase Euro – Time Deposit
$3,168,508	5.282%	07/02/07	$ 3,168,508
(Cost $3,168,508)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $484,081,017)			$546,092,031

		Interest
Shares	Description	Rate	Value
Securities Lending Collateral – 2.8%

15,358,250	Boston Global Investment Trust – Enhanced Portfolio	5.309%	$15,358,250
(Cost $15,358,250)

TOTAL INVESTMENTS – 102.6%
(Cost $499,439,267)			$561,450,281

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.6)%			(14,201,521)

NET ASSETS – 100.0%			$547,248,760

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:

Investment in securities, at value (identified cost $484,081,017)(a)	$546,092,031
Securities lending collateral, at value which equals cost	15,358,250
Cash	161,040
Receivables:
Investment securities sold	7,293,324
Dividends and interest	165,360
Fund shares sold	28,597
Securities lending income	1,906
Other assets	6,754

Total assets	569,107,262

Liabilities:

Due to Custodian	167,490
Payables:
Payable upon return of securities loaned	15,358,250
Investment securities purchased	5,493,376
Amounts owed to affiliates	393,601
Fund shares repurchased	297,282
Accrued expenses	148,503

Total liabilities	21,858,502

Net Assets:

Paid-in capital	686,133,694
Accumulated undistributed net investment income	3,874
Accumulated net realized loss on investment transactions	(200,899,822)
Net unrealized gain on investments	62,011,014

NET ASSETS:	$547,248,760

Net Assets: Institutional	$172,136,448
Service	375,112,312

Shares outstanding: Institutional	13,738,802
Service	29,955,283

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	43,694,085

Net asset value, offering and redemption price per share: Institutional	$12.53
Service	12.52

(a)	Includes loaned securities having market value of $14,988,816.

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

Investment income:

Dividends(a)	$2,564,791
Interest (including securities lending income of $3,861)	57,257

Total income	2,622,048

Expenses:

Management fees	2,045,638
Distribution and Service fees — Service Class	472,096
Shareholder meeting expense	128,555
Printing fees	109,189
Transfer agent fees(b)	109,102
Professional fees	36,576
Custody and accounting fees	15,733
Trustee fees	9,719
Other	5,263

Total expenses	2,931,871

Less — expense reductions	(301,896)

Net expenses	2,629,975

NET INVESTMENT LOSS	(7,927)

Realized and unrealized gain on investment transactions:

Net realized gain from investment transactions—(including commissions recaptured of $23,197)	31,495,139
Net change in unrealized gain on investments	11,591,788

Net realized and unrealized gain on investments transactions	43,086,927

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,079,000

(a)	Foreign taxes withheld on dividends were $9,788.
(b)	Institutional and Service Class had Transfer Agent fees of $33,554 and $75,548, respectively.

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006
From operations:

Net investment income (loss)	$(7,927)	$290,206
Net realized gain on investment transactions	31,495,139	71,843,720
Net change in unrealized gain (loss) on investments	11,591,788	(40,384,661)

Net increase in net assets resulting from operations	43,079,000	31,749,265

Distributions to shareholders:

From net investment income
Institutional Shares	—	(204,339)
Service Shares*	—	(77,094)

Total distributions to shareholders	—	(281,433)

From share transactions:

Proceeds from sales of shares	7,028,773	13,879,656
Proceeds received in connection with merger	—	454,868,620
Reinvestments of dividends and distributions	—	281,433
Cost of shares repurchased	(55,261,333)	(116,148,847)

Net increase (decrease) in net assets resulting from share transactions	(48,232,560)	352,880,862

TOTAL INCREASE (DECREASE)	(5,153,560)	384,348,694

Net assets:

Beginning of period	552,402,320	168,053,626

End of period	$547,248,760	$552,402,320

Accumulated undistributed net investment income	$3,874	$11,801

*	Service Share Class commenced operations on January 9, 2006.

The accompanying notes are an integral part of these financial statements.

9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations												Ratios assuming no
														expense reductions
				Net
				realized		Distributions to						Ratio of		Ratio of		Ratio of
	Net asset			and		shareholders	Net asset		Net assets	Ratio of		net investment		total		net investment
	value,	Net		unrealized	Total from	from net	value,		end of	net expenses		income		expenses		income (loss)		Portfolio
Year — Share	beginning	investment		gain	investment	investment	end of	Total	period	to average		to average		to average		to average		turnover
Class	of period	income(b)		(loss)	operations	income	period	return(c)	(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2007 — Institutional	$11.58	$—	(e)	$0.95	$0.95	$—	$12.53	8.20%	$172,136	0.86	% (d)(f)	0.10	%(d)(f)	0.87	% (d)(f)	0.09	%(d)(f)	22%
2007 — Service	11.58	—	(e)	0.94	0.94	—	12.52	8.12	375,112	0.96	(d)(f)	0.00	(d)(f)	1.12	(d)(f)	(0.16	) (d)(f)	22
FOR THE YEARS ENDED DECEMBER 31,

2006 — Institutional	10.68	0.01		0.90	0.91	(0.01)	11.58	8.56	165,877	0.84		0.12		0.85		0.11		70
2006 — Service (a)	11.03	—	(e)	0.55	0.55	— (e)	11.58	5.01	386,526	0.94	(d)	0.03	(d)	1.10	(d)	(0.13	)(d)	70

2005 — Institutional	10.39	0.02		0.29	0.31	(0.02)	10.68	2.94	168,054	0.90		0.15		0.90		0.15		35
2004 — Institutional	9.59	0.07		0.80	0.87	(0.07)	10.39	9.09	186,688	0.89		0.69		0.89		0.69		45
2003 — Institutional	7.77	0.03		1.81	1.84	(0.02)	9.59	23.74	179,694	1.02		0.38		1.43		(0.03)		16
2002 — Institutional	10.28	0.01		(2.50)	(2.49)	(0.02)	7.77	(24.33)	18,052	1.10		0.16		1.77		(0.51)		24

(a)	Service Share Class commenced operations on January 9, 2006.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than a full year are not annualized.
(d)	Annualized.
(e)	Less than $0.005 per share.

(f)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Notes to Financial Statements

June 30, 2007 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the “Fund” or “Capital Growth Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
     On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, substantially all of the assets, subject to liabilities, of the Select Growth Fund of the Allmerica Investment Trust (the “Allmerica Fund”), were transferred to the Capital Growth Fund in exchange for the Capital Growth Fund’s Service shares. Holders of shares of the Allmerica Fund received Service shares of the Capital Growth Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Capital Growth Fund began to offer Service shares. The exchange was a tax-free event to the Allmerica Fund shareholders.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

11

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.

E. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

F. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     For the six months ended June 30, 2007, GSAM received a Management fee on a contractual basis at the following rates:

Contractual Management Fee

Up to	Next	Over	Effective
$1 billion	$1 billion	$2 billion	Fee

0.75%	0.68%	0.65%	0.75%

     In connection with the reorganization of the Allmerica Fund into the Fund, GSAM has contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Services Shares of the Fund to 1.00% through July 2007.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

3. AGREEMENTS (continued)
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.114% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2007, GSAM did not make any reimbursements to the Fund.
     In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2007, custody and transfer agent fees were reduced by approximately $200 and $18,500, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Institutional and Service shares.
     The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees for Service Shares so as not to exceed 0.10% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the six months ended June 30, 2007, Goldman Sachs waived approximately $283,200 in Distribution and Service fees for the Fund.
     At June 30, 2007, amounts owed to affiliates were approximately $343,800, $31,500 and $18,300 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the six months ended June 30, 2007 were $122,346,552 and $166,873,557, respectively. For the six months ended June 30, 2007, Goldman Sachs earned approximately $2,600 of brokerage commissions from portfolio transactions, executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market

13

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

5. SECURITIES LENDING (continued)

factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2007 is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $1,254, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2007, BGA earned $513 in fees as securities lending agent.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended June 30, 2007, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2006, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2007	$(11,863,148)
Expiring 2008	(63,433,899)
Expiring 2009	(93,913,780)
Expiring 2010	(59,391,140)
Expiring 2011	(1,064,803)

Total capital loss carryforward	(229,666,770)

Timing differences (post-October losses)	(143,717)

(1)	Expiration occurs on December 31, of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

     At June 30, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$502,023,972

Gross unrealized gain	69,163,424
Gross unrealized loss	(9,737,115)

Net unrealized security gain	$59,426,309

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

8. OTHER MATTERS

Merger and Reorganization — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization (“Agreement”) providing for the tax-free acquisition of the Allmerica Fund (Acquired Fund) by the Capital Growth Fund (Survivor Fund). Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the acquisition was completed on January 9, 2006, as of the close of business on January 6, 2006.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

8. OTHER MATTERS (continued)

     Pursuant to the Agreement, the assets and liabilities of the Allmerica Fund Service Class were transferred into the Capital Growth Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	as of January 6, 2006

Capital Growth Fund Service Class/ Allmerica Fund Service Class	41,239,222	$454,868,620	264,467,645

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate	Aggregate	Aggregate	Acquired
	Net Assets	Net Assets	Net Assets	Fund’s	Acquired Fund’s
	before	before	immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	after acquisition	Appreciation	Carryforward

Capital Growth Fund/Allmerica Fund	$173,497,578	$454,868,620	$628,366,198	$74,244,861	$(286,851,099)

New Accounting Pronouncement — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

15

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six months ended
	June 30, 2007		For the Year ended
	(Unaudited)		December 31, 2006

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	530,051	$6,335,096	1,136,732	$12,592,496
Reinvestment of dividends and distributions	—	—	17,510	204,339
Shares repurchased	(1,116,764)	(13,382,478)	(2,570,726)	(28,428,053)

	(586,713)	(7,047,382)	(1,416,484)	(15,631,218)

Service Shares*
Shares sold	59,198	693,677	118,288	1,287,160
Shares issued in connection with merger	—	—	41,239,222	454,868,620
Reinvestment of dividends and distributions	—	—	6,606	77,094
Shares repurchased	(3,486,823)	(41,878,855)	(7,981,208)	(87,720,794)

	(3,427,625)	(41,185,178)	33,382,908	368,512,080

NET INCREASE (DECREASE)	(4,014,338)	$(48,232,560)	31,966,424	$352,880,862

*	Service Share Class commenced operations on January 9, 2006.

11. SUBSEQUENT EVENT

Effective July 2, 2007, Goldman Sachs voluntarily reduced the transfer agent fee from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 13, 2007 (the “Annual Contract Meeting”).

     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 7, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s investment performance; (b) the Fund’s management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (d) potential economies of scale and the level of breakpoints in the fee schedule under the Management Agreement; (e) the relative expense level of the Fund as compared to comparable funds; (f) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (g) capacity issues relating to certain of the funds managed by the Investment Adviser; (h) information on the advisory fees charged to institutional accounts; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (k) an update on soft dollars and other trading related issues; and (l) the quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence visits to outside service providers.

     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Fund’s investment performance, fees and expenses,

17

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

including the Fund’s expense trends over time and the breakpoints in the contractual fee rate under the Management Agreement approved in 2006.

     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees that are payable by the Fund on its Service Share Class. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser, portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser present.

     The presentations made at the Contract Review Committee meetings and the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and these other mutual fund portfolios were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to the Fund separately.

     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that are provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.

     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Fund’s portfolio transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

18

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. In addition, the Trustees considered whether the Fund had operated within its investment policies, and its record of compliance with its investment limitations. The Trustees concluded that the Fund was providing investment performance within a competitive range for long-term investors.

     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after applicable expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratios were prepared by the Outside Data Provider.

     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. This voluntary undertaking is in addition to the Investment Adviser’s separate contractual agreement to reimburse the Fund as necessary to limit the total annual operating expenses of the Service Shares of the Fund to a specified level until July 2007.

     The Board of Trustees also considered the breakpoints in the contractual fee rate under the Management Agreement for the Fund that had been implemented at the following annual percentages of the average daily net assets of the Fund:

0.75% on the first $1 billion; 0.68% on the next $1 billion; and 0.65% over $2 billion.

     In approving these fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment

19

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2007, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Fund’s brokerage transactions. They also noted that the Fund had offered a share class, Service Shares, with a distribution and service plan under which an affiliate of the Investment Adviser would receive fees.

     In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules, and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.

     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2007

As a shareholder of the Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing on going costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	six months
	Account Value	Account Value	ended
Share Class	1/1/07	6/30/07	6/30/07*

Institutional
Actual	$1,000.00	$1,082.00	$4.44
Hypothetical 5% return	1,000.00	1,020.53 +	4.31

Service
Actual	1,000.00	1,081.20	4.95
Hypothetical 5% return	1,000.00	1,020.03 +	4.81

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.86% and 0.96% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. McNamara, Senior Vice President
Diana M. Daniels	John M. Perlowski, Senior Vice President
Patrick T. Harker	and Treasurer
Jessica Palmer	Peter V. Bonanno, Secretary
Alan A. Shuch
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Capital Growth Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITCGSAR/07-1653/34.3K

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Mid Cap Value Fund

Semiannual Report
June 30, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Mid Cap Value Fund during the six-month reporting period that ended June 30, 2007.

Market Review

The U.S. equity markets hit new highs in the first half of 2007. The S&P 500 Index and Dow Jones Industrials Average both reached new levels as they returned 6.96% and 8.76%, respectively, during the reporting period. While the equity markets finished the first half of the year in positive territory, concerns related to sub-prime mortgage loans undercut investor optimism and the reporting period closed on a cautious note. Consistent with recent trends, leveraged buyout and merger and acquisition (“M&A”) activity remained high as corporate and private buyers sought attractive assets. On the economic front, the Federal Reserve Board kept short-term interest rates steady and both 2- and 10-year Treasury yields spiked above 5% in June 2007.

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2007*

	% of
Company	Net Assets	Business

Range Resources Corp.	3.1%	Energy
The Williams Co, Inc.	2.9	Energy
Entergy Corp.	2.9	Utilities
PPL Corp.	2.3	Utilities
AMBAC Financial Group, Inc.	2.1	Insurance
Johnson Controls, Inc.	2.1	Automobiles & Components
SUPERVALU, Inc.	2.0	Food & Staples Retailing
KeyCorp	2.0	Banks
Amphenol Corp.	2.0	Technology Hardware & Equipment
Edison International	1.8	Utilities

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period ended June 30, 2007, the Fund’s Institutional and Service Shares generated cumulative total returns of 9.94% and 9.88%, respectively. These returns compare to the 8.69% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

During the reporting period, the Fund’s holdings in the Energy and Health Care sectors were the largest contributors to performance, while its positions in the Technology and Financials sectors detracted from results versus the benchmark.

In the first six months of the year, a mix of successful stock picking and favorable acquisition activity drove the Fund’s results. Several of the portfolio’s high conviction Energy positions, such as EOG Resources, Inc. and Range Resources Corp. rebounded from last year’s weakness to lead performance during the reporting period. We continue to favor Energy companies with a mix of low cost structures, positive reserve trends and disciplined management teams.

The Fund also benefited from M&A activity as health care company MedImmune was acquired by AstraZeneca at a sizable premium. MedImmune had long served as an example of what we considered to be a mispriced company despite its robust pipeline of products. We subsequently eliminated the stock from the portfolio after its shares rose sharply on the news. SUPERVALU, Inc., a grocery store operator, also contributed to performance as its share price began to reflect the company’s benefits from recent restructuring efforts.

Several of the Fund’s holdings partially offset its gains during the reporting period. In the Technology sector, shares of Seagate Technology declined as the company faced aggressive competition and pricing pressures. While the Fund managed to avoid many of the sharp losses in the homebuilder industry, Lennar Corp. was still hit by housing concerns. We think this turnaround story is still attractive over the long term, but we reduced the position to reflect near-term uncertainty. In the Financials sector, KeyCorp and Webster Financial Corp. experienced weakness as both companies lowered their near-term outlooks. We continue to view both stocks as attractive opportunities.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs Value Portfolio Management Team

July 17, 2007

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Mid Cap Value Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may invest in foreign securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shareholder Letter (continued)

SECTOR ALLOCATION†

Percentage of Net Assets

† The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include a time deposit and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.4%

Automobiles & Components – 3.8%
13,032	Autoliv, Inc.	$741,130
1,430,900	Ford Motor Co.	13,479,078
372,019	Johnson Controls, Inc.	43,068,640
289,849	Tenneco, Inc.*	10,156,309
321,674	The Goodyear Tire & Rubber Co.*	11,181,388

		78,626,545

Banks – 7.9%
119,100	Astoria Financial Corp.	2,982,264
364,700	Commerce Bancorp, Inc.	13,490,253
268,969	Commerce Bancshares, Inc.	12,184,296
238,931	First Horizon National Corp.(a)	9,318,309
726,006	Hudson City Bancorp, Inc.	8,871,793
1,189,225	KeyCorp	40,826,094
156,753	M&T Bank Corp.	16,756,896
156,094	MGIC Investment Corp.(a)	8,875,505
83,669	Radian Group, Inc.	4,518,126
191,482	The PMI Group, Inc.	8,553,501
613,911	Webster Financial Corp.	26,195,582
133,480	Zions Bancorp	10,265,947

		162,838,566

Capital Goods – 5.7%
106,419	Alliant Techsystems, Inc.*	10,551,444
242,517	American Standard Co., Inc.	14,303,653
509,166	Cooper Industries Ltd. Class A	29,068,287
168,720	Eaton Corp.	15,690,960
211,303	Joy Global, Inc.	12,325,304
269,150	Lennox International, Inc.	9,213,004
385,395	Rockwell Collins, Inc.	27,224,303

		118,376,955

Commercial Services & Supplies – 3.5%
2,333,626	Allied Waste Industries, Inc.*	31,410,606
253,087	ChoicePoint, Inc.*	10,743,543
253,300	Monster Worldwide, Inc.*	10,410,630
89,900	Pitney Bowes, Inc.	4,209,118
540,017	Republic Services, Inc.	16,546,121

		73,320,018

Consumer Durables & Apparel – 2.8%
215,629	Fortune Brands, Inc.	17,761,361
332,651	Lennar Corp. Class A	12,161,720
987,772	Newell Rubbermaid, Inc.	29,070,130

		58,993,211

Consumer Services – 1.9%
246,900	Boyd Gaming Corp.	12,145,011
1,176,619	H&R Block, Inc.	27,497,586

		39,642,597

Diversified Financials – 4.6%
417,436	CIT Group, Inc.	22,888,016
250,825	E*Trade Financial Corp.*	5,540,724
145,662	Lazard Ltd., Class A	6,559,160
441,433	Northern Trust Corp.	28,357,656
83,100	Nuveen Investments, Inc. Class A	5,164,665
196,931	The Bear Stearns Companies, Inc.	27,570,340

		96,080,561

Energy – 10.9%
410,026	EOG Resources, Inc.	29,956,499
253,800	Hess Corp.	14,964,048
1,724,590	Range Resources Corp.	64,516,912
233,800	Smith International, Inc.	13,710,032
1,930,360	The Williams Co, Inc.	61,037,983
370,950	Ultra Petroleum Corp.*	20,491,278
161,348	W-H Energy Services, Inc.*	9,989,055
226,813	Weatherford International Ltd.*	12,529,150

		227,194,957

Food & Staples Retailing – 2.7%
384,944	Safeway, Inc.	13,099,644
909,672	SUPERVALU, Inc.	42,136,007

		55,235,651

Food, Beverage & Tobacco – 1.7%
324,300	Coca-Cola Enterprises, Inc.	7,783,200
96,200	Loews Corp.- Carolina Group	7,433,374
159,851	Pepsi Bottling Group, Inc.	5,383,782
163,283	Reynolds American, Inc.	10,646,052
137,488	Smithfield Foods, Inc.*	4,233,255

		35,479,663

Health Care Equipment & Services – 2.2%
129,598	Coventry Health Care, Inc.*	7,471,324
220,701	Health Net, Inc.*	11,653,013
836,492	IMS Health, Inc.	26,876,488

		46,000,825

Household & Personal Products – 1.4%
482,307	Clorox Co.	29,951,265

Insurance – 6.9%
506,953	AMBAC Financial Group, Inc.	44,201,232
273,766	Assurant, Inc.	16,130,293
259,296	Everest Re Group Ltd.	28,169,917
254,819	PartnerRe Ltd.	19,748,473
101,244	Philadelphia Consolidated Holding Corp.*	4,231,999
159,528	RenaissanceRe Holdings Ltd.	9,889,141
401,730	Unum Corp.	10,489,170
115,200	XL Capital Ltd. Class A	9,710,208

		142,570,433

Materials – 5.0%
125,631	Air Products & Chemicals, Inc.	10,096,963
361,389	Airgas, Inc.	17,310,533
141,812	Albemarle Corp.	5,464,016
241,239	Celanese Corp. Series A	9,355,248
1,220,114	Chemtura Corp.	13,555,467
456,223	Commercial Metals Co.	15,406,651

The accompanying notes are an integral part of these financial statements.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Materials – (continued)
940,850	Domtar Corp.*	$10,499,886
198,230	United States Steel Corp.	21,557,513

		103,246,277

Media – 0.8%
4,034,051	Charter Communications, Inc. Class A*(a)	16,337,907

Pharmaceuticals, Biotechnology – 0.8%
637,095	PerkinElmer, Inc.	16,602,696

REIT – 8.3%
616,423	Apartment Investment & Management Co.	31,080,048
477,834	Brandywine Realty Trust	13,656,496
951,136	DCT Industrial Trust, Inc.	10,234,223
179,371	Developers Diversified Realty Corp.	9,454,646
175,464	Equity Residential	8,006,422
551,826	Highwoods Properties, Inc.	20,693,475
483,869	Liberty Property Trust	21,256,365
357,168	Mack-Cali Realty Corp.	15,533,236
476,318	Pennsylvania Real Estate Investment Trust	21,115,177
192,700	Vornado Realty Trust	21,166,168

		172,196,256

Retailing – 1.4%
191,900	J.C. Penney Co., Inc.	13,889,722
294,804	Ross Stores, Inc.	9,079,963
188,013	Williams-Sonoma, Inc.(a)	5,937,451

		28,907,136

Semiconductors & Semiconductor Equipment – 1.2%
773,053	LSI Corp.*	5,805,628
196,500	National Semiconductor Corp.	5,555,055
344,362	Tessera Technologies, Inc.*	13,963,879

		25,324,562

Software & Services – 3.0%
1,883,311	Activision, Inc.*	35,161,416
1,587,970	BearingPoint, Inc.*	11,608,061
394,336	CheckFree Corp.*(a)	15,852,307

		62,621,784

Technology Hardware & Equipment – 3.8%
1,136,872	Amphenol Corp. Class A	40,529,486
92,100	SanDisk Corp.*	4,507,374
1,045,670	Seagate Technology	22,764,236
550,085	Xerox Corp.*	10,165,571

		77,966,667

Telecommunication Services – 3.8%
1,443,021	Cincinnati Bell, Inc.*(a)	8,340,661
527,673	Embarq Corp.	33,438,638
468,949	MetroPCS Communications, Inc.*	15,494,075
2,201,600	Qwest Communications International, Inc.*	21,355,520

		78,628,894

Transportation – 2.1%
185,843	Avis Budget Group, Inc.*	5,283,516
178,720	Landstar System, Inc.	8,623,240
236,001	Norfolk Southern Corp.	12,406,573
100,300	Ryder System, Inc.	5,396,140
579,900	Southwest Airlines Co.	8,646,309
55,838	Teekay Corp.	3,233,579

		43,589,357

Utilities – 13.2%
113,814	AGL Resources, Inc.	4,607,191
284,892	American Electric Power Co., Inc.	12,831,536
348,672	CMS Energy Corp.	5,997,158
70,198	Constellation Energy Group, Inc.	6,119,160
1,154,207	DPL, Inc.	32,710,226
654,702	Edison International	36,741,876
553,816	Entergy Corp.	59,452,148
362,226	FirstEnergy Corp.	23,446,889
616,444	PG&E Corp.(a)	27,924,913
1,038,747	PPL Corp.	48,602,972
58,600	SCANA Corp.	2,243,794
305,712	Wisconsin Energy Corp.	13,521,642

		274,199,505

TOTAL COMMON STOCKS
(Cost $1,802,438,578)		$2,063,932,288

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.4%

JPMorgan Chase Euro — Time Deposit
$7,750,894	5.282%	07/02/07	$7,750,894
(Cost $7,750,894)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,810,189,472)			$2,071,683,182

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

		Interest
Shares	Description	Rate	Value
Securities Lending Collateral – 1.4%

29,042,676	Boston Global Investment Trust –
	Enhanced Portfolio	5.309%	$29,042,676
(Cost $29,042,676)

TOTAL INVESTMENTS – 101.2%
(Cost $1,839,232,148)			$2,100,725,858

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%			(24,935,668)

NET ASSETS – 100.0%			$2,075,790,190

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:

Investment in securities, at value (identified cost $1,810,189,472)(a)	$2,071,683,182
Securities lending collateral, at value which equals cost	29,042,676
Cash	1,419,307
Receivables:
Investment securities sold	69,397,097
Dividends and interest	2,166,731
Fund shares sold	233,961
Securities lending income	4,069
Other assets	14,542

Total assets	2,173,961,565

Liabilities:

Payables:
Investment securities purchased	54,163,531
Payable upon return of securities loaned	29,042,676
Fund shares repurchased	13,403,883
Amounts owed to affiliates	1,387,647
Accrued expenses	173,638

Total liabilities	98,171,375

Net Assets:

Paid-in capital	1,594,138,762
Accumulated undistributed net investment income	8,862,563
Accumulated net realized gain on investment transactions	211,295,155
Net unrealized gain on investments	261,493,710

NET ASSETS	$2,075,790,190

Net Assets:
Institutional	$1,810,529,991
Service	265,260,199

Shares outstanding:
Institutional	102,369,502
Service	15,002,317

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	117,371,819

Net asset value, offering and redemption price per share:
Institutional	$17.69
Service	17.68

(a)	Includes loaned securities having market value of $27,758,215.

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

Investment income:

Dividends(a)	$17,220,472
Interest (including securities lending income of $33,214)	573,649

Total income	17,794,121

Expenses:

Management fees	8,120,635
Transfer agent fees(b)	407,302
Distribution and Service fees — Service Class	341,682
Shareholder meeting expense	328,836
Printing fees	96,508
Custody and accounting fees	80,414
Professional fees	37,568
Trustee fees	9,719
Other	19,798

Total expenses	9,442,462

Less — expense reductions	(272,112)

Net expenses	9,170,350

NET INVESTMENT INCOME	8,623,771

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions (including commissions recaptured of $77,149)	184,575,311
Net change in unrealized loss on investments	(741,114)

Net realized and unrealized gain on investment transactions	183,834,197

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$192,457,968

(a)	Foreign taxes withheld on dividends were $1,696.
(b)	Institutional and Service Class had Transfer Agent fees of $352,623 and $54,679, respectively.

The accompanying notes are an integral part of these financial statements.

9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006
From operations:

Net investment income	$8,623,771	$14,687,979
Net realized gain on investment transactions	184,575,311	203,866,896
Net change in unrealized gain (loss) on investments	(741,114)	46,378,460

Net increase in net assets resulting from operations	192,457,968	264,933,335

Distributions to shareholders:

From net investment income
Institutional Shares	—	(15,146,501)
Service Shares*	—	(2,203,166)
From net realized gains
Institutional Shares	—	(166,862,249)
Service Shares*	—	(27,376,549)

Total distributions to shareholders	—	(211,588,465)

From share transactions:

Proceeds from sales of shares	67,814,171	296,268,653
Proceeds received in connection with merger	—	295,311,746
Reinvestments of dividends and distributions	—	211,588,415
Cost of shares repurchased	(132,281,069)	(339,528,744)

Net increase (decrease) in net assets resulting from share transactions	(64,466,898)	463,640,070

TOTAL INCREASE	127,991,070	516,984,940

Net assets:

Beginning of period	1,947,799,120	1,430,814,180

End of period	$2,075,790,190	$1,947,799,120

Accumulated undistributed net investment income	$8,862,563	$238,792

*	Service Share Class commenced operations on January 9, 2006.

The accompanying notes are an integral part of these financial statements.

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from													Ratios assuming no
		investment operations			Distributions to shareholders										expense reductions

			Net										Ratio of		Ratio of		Ratio of
	Net asset		realized			From		Net asset		Net assets,	Ratio of		net investment		total		net investment
	value,	Net	and	Total from	From net	net		value,		end of	net expenses		income to		expenses		income to		Portfolio
Year — Share	beginning	investment	unrealized	investment	investment	realized	Total	end of	Total	period	to average		average		to average		average net		turnover
Class	of period	income(b)	gain (loss)	operations	income	gains	distributions	period	return(c)	(in 000s)	net assets		net assets		net assets		assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2007 — Institutional	$16.09	$0.07	$1.53	$1.60	$—	$—	$—	$17.69	9.94%	$1,810,530	0.87	% (d)(e)	0.88	%(d)(e)	0.88	% (d)(e)	0.87	%(d)(e)	40%
2007 — Service	16.09	0.06	1.53	1.59	—	—	—	17.68	9.88	265,260	0.97	(d)(e)	0.77	(d)(e)	1.13	(d)(e)	0.61	(d)(e)	40
FOR THE YEARS ENDED DECEMBER 31,

2006 — Institutional	15.53	0.13	2.39	2.52	(0.16)	(1.80)	(1.96)	16.09	16.16	1,673,896	0.86		0.80		0.87		0.79		57
2006 — Service(a)	15.96	0.12	1.95	2.07	(0.14)	(1.80)	(1.94)	16.09	12.91	273,903	0.96	(d)	0.72	(d)	1.12	(d)	0.56	(d)	57

2005 — Institutional	15.28	0.13	1.82	1.95	(0.10)	(1.60)	(1.70)	15.53	12.83	1,430,814	0.87		0.83		0.87		0.83		53
2004 — Institutional	13.37	0.10	3.34	3.44	(0.09)	(1.44)	(1.53)	15.28	25.88	917,151	0.88		0.67		0.88		0.67		72
2003 — Institutional	10.61	0.12	2.89	3.01	(0.11)	(0.14)	(0.25)	13.37	28.39	577,923	0.91		1.02		0.91		1.02		64
2002 — Institutional	11.29	0.14	(0.67)	(0.53)	(0.12)	(0.03)	(0.15)	10.61	(4.69)	357,537	0.91		1.20		0.91		1.20		95

(a)	Service Share Class commenced operations on January 9, 2006.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than a full year are not annualized.
(d)	Annualized.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

11

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Notes to Financial Statements

June 30, 2007 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Mid Cap Value Fund (the “Fund” or “Mid Cap Value Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.

     On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, substantially all of the assets, subject to liabilities, of the Select Value Opportunity Fund of the Allmerica Investment Trust (the “Allmerica Fund”), were transferred to the Mid Cap Value Fund in exchange for the Mid Cap Value Fund’s Service shares. Holders of shares of the Allmerica Fund received Service shares of the Mid Cap Value Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Mid Cap Value Fund began to offer Service shares. The exchange was a tax-free event to the Allmerica Fund shareholders.

     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.

     In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REIT”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

F. Commission Recapture — The Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Fund as cash payments and are included in net realized gain (loss) on investments in the Statement of Operations.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Fund. Under this Agreement, GSAM manages the Fund, subject to the general supervision of the Trust’s Board of Trustees.

     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

     For the six months ended June 30, 2007, GSAM received a Management fee on a contractual basis at the following rates:

Contractual Management Fee

Up to	Over	Effective
$2 billion	$2 billion	Fee

0.80%	0.72%	0.80%

13

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

3. AGREEMENTS (continued)
In connection with the reorganization of the Allmerica Fund into the Fund, GSAM has contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Service Shares of the Fund to 0.99% through July 2007.

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification costs, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.054% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2007, GSAM made no reimbursements to the Fund.

     In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2007, custody and transfer agent fees were reduced by approximately $200 and $66,900, respectively.

     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Institutional and Service shares.

     The Trust has adopted, on behalf of the Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees for Service Shares so as not to exceed 0.10% of the Fund’s average daily net assets attributable to Service Shares. This waiver may be modified or terminated at any time at the option of Goldman Sachs. For the six months ended June 30, 2007, Goldman Sachs waived approximately $205,000 in Distribution and Service fees for the Fund.

     At June 30, 2007, the amounts owed to affiliates were approximately $1,297,000, $21,000 and $69,600 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the six months ended June 30, 2007, were $818,194,830 and $848,388,807, respectively. For the six months ended June 30, 2007, Goldman Sachs earned approximately $20,500 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10%

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

5. SECURITIES LENDING (continued)
of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2007, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $12,410 represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2007, BGA earned $4,938 in fees as securities lending agent. The amount payable to Goldman Sachs upon return of securities loaned as of June 30, 2007 was $4,529,875.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended June 30, 2007, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2006 there were timing differences related to the recognition of certain REIT dividends for tax purposes in the amount of $212,744.
     At June 30, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,841,076,746

Gross unrealized gain	290,943,146
Gross unrealized loss	(31,294,034)

Net unrealized security gain	$259,649,112

     The difference between book-basis and tax basis unrealized gains (losses) are attributable primarily to wash sales and return of capital distributions from underlying fund investments. The cumulative timing differences consist of deferred income distributions from underlying fund investments.

8. OTHER MATTERS

Merger and Reorganization — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition of the Allmerica Fund (Acquired Fund) by the Mid Cap Value Fund (Survivor Fund). Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the acquisition was completed on January 9, 2006, as of the close of business on January 6, 2006.

     Pursuant to the Agreement, the assets and liabilities of the Allmerica Fund Service Class were transferred into the Mid Cap Value Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s
			Shares Outstanding
	Exchanged Shares of	Value of Exchanged	as of January 6,
Survivor/Acquired Fund	Survivor Issued	Shares	2006

Mid Cap Value Fund Service Class/Allmerica Fund Service Class	18,503,242	$295,311,746	179,590,581

15

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

8. OTHER MATTERS (continued)
     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate Net
	Aggregate Net	Aggregate Net	Assets	Aggregate Fund’s
	Assets Before	Assets Before	immediately	Unrealized
Survivor/Acquired Fund	acquisition	acquisition	after acquisition	Appreciation

Mid Cap Value Fund Service Class/Allmerica Fund Service Class	$1,475,213,407	$295,311,746	$1,770,525,153	$43,643,427

New Accounting Pronouncement — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six months ended
	June 30, 2007		For the Year ended
	(Unaudited)		December 31, 2006

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	3,917,295	$954,608	17,306,248	$282,619,040
Reinvestment of dividends and distributions	—	—	11,255,950	182,008,711
Shares repurchased	(5,600,089)	(35,695,921)	(16,631,073)	(271,002,028)

	(1,682,794)	(34,741,313)	11,931,125	193,625,723

Service Shares*
Shares sold	58,300	66,859,563	846,677	13,649,613
Shares issued in connection with merger	—	—	18,503,242	295,311,746
Reinvestment of dividends and distributions	—	—	1,828,165	29,579,704
Shares repurchased	(2,078,734)	(96,585,148)	(4,155,333)	(68,526,716)

	(2,020,434)	(29,725,585)	17,022,751	270,014,347

NET INCREASE (DECREASE)	(3,703,228)	$(64,466,898)	28,953,876	$463,640,070

*	Service Share Class commenced operations on January 9, 2006.

11. SUBSEQUENT EVENT

Effective July 2, 2007, Goldman Sachs voluntarily reduced the transfer agent fee from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

17

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 7, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s investment performance; (b) the Fund’s management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (d) potential economies of scale and the level of breakpoints in the fee schedule under the Management Agreement; (e) the relative expense level of the Fund as compared to comparable funds; (f) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (g) capacity issues relating to certain of the funds managed by the Investment Adviser; (h) information on the advisory fees charged to institutional accounts; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (k) an update on soft dollars and other trading related issues; and (l) the quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence visits to outside service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Fund’s investment performance, fees and expenses, including the Fund’s expense trends over time and the breakpoint in the contractual fee rate under the Management Agreement approved in 2006.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees that are payable by the Fund on its Service Share Class. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser, portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser present.

18

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

     The presentations made at the Contract Review Committee meetings and the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and these other mutual fund portfolios were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to the Fund separately.

     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that are provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Fund’s portfolio transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. In addition, the Trustees considered whether the Fund had operated within its investment policies, and its record of compliance with its investment limitations. The Trustees concluded that the Fund was providing investment performance within a competitive range for long-term investors.
     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after applicable expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee rates to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund.

19

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

     In addition, the Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. This voluntary undertaking is in addition to the Investment Adviser’s separate contractual agreement to reimburse the Fund as necessary to limit the total annual operating expenses of the Service Shares of the Fund to a specified level until July 2007.

     The Board of Trustees also considered the breakpoint in the contractual fee rate under the Management Agreement for the Fund that had been implemented at the following annual percentage of the average daily net assets of the Fund:
0.80% on the first $2 billion and 0.72% over $2 billion.
     In approving this fee breakpoint, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2007, the Trustees continued to believe that the fee breakpoint was a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset level.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Fund’s brokerage transactions. They also noted that the Fund had offered a share class, Service Shares, with a distribution and service plan under which an affiliate of the Investment Adviser would receive fees.
     In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules, and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2007

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing on going costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
	Beginning	Ending	For the
	Account	Account	six months
	Value	Value	ended
Share Class	1/1/07	06/30/07	6/30/07*

Institutional
Actual	$1,000.00	$1,099.40	$4.53
Hypothetical 5% return	1,000.00	1,020.48 +	4.36

Service
Actual	1,000.00	1,098.80	5.05
Hypothetical 5% return	1,000.00	1,019.98 +	4.86

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 0.87% and 0.97% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. McNamara, Senior Vice President
Diana M. Daniels	John M. Perlowski, Senior Vice President
Patrick T. Harker	and Treasurer
Jessica Palmer	Peter V. Bonanno, Secretary
Alan A. Shuch
Richard P. Strubel
Kaysie P. Uniacke

GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio,which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Mid Cap Value Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITMIDCAPSAR/07-1655/30.4K

Goldman
Sachs Variable Insurance Trust

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, NEW YORK, NEW YORK 10005

Strategic International Equity Fund

Semiannual Report
June 30, 2007

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter

Dear Shareholders:

This report provides an overview on the performance of the Goldman Sachs Variable Insurance Trust — Strategic International Equity Fund during the six-month reporting period that ended June 30, 2007.

Market Overview

Overall, the international equity markets continued to rise during the reporting period, despite a sell-off in February and weakness in June. While fears about the U.S. housing market and sub-prime lending market continued, improved consumer confidence and employment prospects, coupled with robust merger and acquisition (“M&A”) activity and strong company earnings helped buoy the markets. European equities strengthened, as a broad-based domestic demand recovery and improved business and consumer optimism in the region fuelled gains. Japan, while lagging the broader markets, still generated positive results. An interest rate hike in the first quarter helped stabilize market sentiment in the country. However, leading economic indicators in the second quarter suggest a slowdown in growth. Emerging equity markets continued their ascent. The emerging Asian equity market was particularly robust on the back of strong earnings growth, positive inflation news and improved employment data from the U.S. that eased concern about a weakening export market. Latin America also generated strong returns, most notably in Brazil, where two rate cuts by its central bank, the strong appreciation of the Brazilian real and healthy macroeconomic data drove the local market.

Investment Objective

The Fund seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

Portfolio Composition

Top 10 Portfolio Holdings as of June 30, 2007*

	% of
Holding	Net Assets	Line of Business	Country

Banco Bilbao Vizcaya Argentaria SA	4.1%	Banks	Spain
Deutsche Telekom AG	4.1	Telecommunication Services	Germany
Nestle SA	3.9	Food, Beverage & Tobacco	Switzerland
Taiwan Semiconductor Manufacturing Co., Ltd.	3.7	Semiconductors & Semiconductor Equipment	Taiwan
Invesco PLC	3.7	Diversified Financials	United Kingdom
Sumitomo Mitsui Financial Group, Inc.	3.7	Banks	Japan
UniCredito Italiano SpA	3.6	Banks	Italy
Old Mutual PLC	3.5	Insurance	United Kingdom
InBev NV	3.5	Food, Beverage & Tobacco	Belgium
Millea Holdings, Inc.	3.3	Insurance	Japan

* Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained by the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. Fund holdings of stocks or bonds should not be relied upon in making investment decisions and should not be construed as research or investment advice regarding particular securities. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

Performance Review

Over the six-month period ended June 30, 2007, the Fund’s Institutional and Service Shares each generated cumulative total returns of 6.56%. These returns compare to the 11.09% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (unhedged, with dividends reinvested), over the same time period.

During the six-month period, the Fund’s underperformance was driven primarily by weak stock selection, particularly within the Energy, Industrials, Materials and Telecommunication Services sectors. This was partially offset by strong stock selection within the Financials, Healthcare and Utilities sectors. Weak stock selection within Japan also drove the Fund’s underperformance.

Sumitomo Mitsui Financial Group, Inc., a financial services group in Japan, was a leading detractor from relative performance during the period. Its share price fell, along with the financial services sector in general, as several of the large banks in the country reported disappointing earnings. In addition, the company was hurt by an ongoing review by the Financial Services Agency of Japan, and fears that this would negatively impact the Sumitomo Mitsui Financial Group’s sales. The company’s shares had reacted well to the Bank of Japan’s interest rate hike in February, which improved the outlook for banks’ earnings in general. Its shares, however, subsequently fell in March in concert with Japanese bank stocks, on concerns that Japanese banks may have difficulty raising corporate loan lending rates as was previously expected.

Alpen Co. Ltd., the largest sports specialty store in Japan, was also a leading detractor from performance. Its shares fell after the company’s profits were revised down and it experienced increased competition with their private brand products. While we believe the company has a strong distribution network and improving profit margins, we have exercised our sell discipline and begun exiting the position, in favor of more attractive investment opportunities.

LUKOIL ADR, Russia’s largest oil producer, detracted from relative performance as well. The stock fell during the period along with Russian stocks in general. This was triggered by concerns about geopolitics, specifically the presidential elections in 2008, and the profitability of oil companies in the face of rising production costs. We took advantage of the market weakness and added to the Fund’s position in the stock.

E.ON AG, an integrated utility company located in Germany, significantly contributed to performance. Following the company’s failed bid in April to acquire Endesa, Spain’s largest electricity producer, the market reacted positively to management announcing the company’s three-year investment strategy. This calls for the construction of 18 new power generators in Europe, as well as plans to acquire new power stations in Spain, Italy and France. In addition, E.ON’s shares rose after the company initiated a planned seven billion euro share buyback, with the intent to raise 3.5 billion euros by the end of this year.

We thank you for your investment and look forward to serving your investment needs in the future.

Goldman Sachs International Equity Portfolio Management Team

July 17, 2007

2

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shares of the Goldman Sachs Variable Insurance Trust (“VIT”) Strategic International Equity Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The VIT Strategic International Equity Fund invests in equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

3

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Shareholder Letter (continued)

Schedule of Investments

June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 95.2%

Australia – 2.1%
1,201,253	Alumina Ltd. (Materials)	$7,955,660

Belgium – 3.5%
165,079	InBev NV (Food, Beverage & Tobacco)	13,075,154

Brazil – 1.4%
154,983	Tim Participacoes SA ADR(a) (Telecommunication Services)	5,342,264

France – 7.1%
151,050	Ipsen SA(a) (Pharmaceuticals, Biotechnology & Life Sciences)	7,750,355
86,090	Sanofi-Aventis (Pharmaceuticals, Biotechnology & Life Sciences)	6,954,955
145,559	Technip SA(a) (Energy)	12,030,777

		26,736,087

Germany – 17.5%
85,950	Bilfinger & Berger AG (Capital Goods)	7,639,701
123,480	DaimlerChrysler AG (Automobiles & Components)	11,423,342
827,750	Deutsche Telekom AG (Telecommunication Services)	15,300,921
72,349	E.ON AG (Utilities)	12,147,956
86,908	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	11,978,734
85,039	Rheinmetall AG (Capital Goods)	7,917,599

		66,408,253

Hong Kong – 3.3%
967,500	Esprit Holdings Ltd. (Retailing)	12,292,534

India – 2.2%
331,100	Satyam Computer Services Ltd. ADR (Software & Services)	8,198,036

Israel – 2.6%
238,030	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	9,818,738

Italy – 5.3%
285,441	Mediobanca SpA (Diversified Financials)	6,483,737
1,510,245	UniCredito Italiano SpA (Banks)	13,488,864

		19,972,601

Japan – 10.3%
104,400	Alpen Co. Ltd.(a)(b) (Retailing)	1,777,883
675,000	Hitachi Metals Ltd. (Materials)	7,395,817
300,500	Millea Holdings, Inc. (Insurance)	12,354,236
348,000	Mitsubishi Gas Chemical Co., Inc. (Materials)	3,176,826
1,492	Sumitomo Mitsui Financial Group, Inc. (Banks)	13,909,031
9,900	Union Tool Co. (Capital Goods)	365,134

		38,978,927

Netherlands – 2.6%
219,386	TNT NV (Transportation)	9,905,638

Norway – 2.2%
528,240	Prosafe ASA(a) (Energy)	8,446,522

Russia – 4.2%
88,036	LUKOIL ADR London Shares (Energy)	6,659,767
16,213	LUKOIL ADR U.S. Shares (Energy)	1,228,135
16,197	Sberbank RF GDR* (Banks)	7,896,824

		15,784,726

Spain – 6.3%
633,244	Banco Bilbao Vizcaya Argentaria SA (Banks)	15,485,867
327,688	Indra Sistemas SA (Software & Services)	8,171,300

		23,657,167

Sweden – 2.1%
476,171	Tele2 AB Class B(a) (Telecommunication Services)	7,767,135

Switzerland – 6.2%
118,345	Credit Suisse Group (Diversified Financials)	8,401,438
39,094	Nestle SA (Food, Beverage & Tobacco)	14,854,686

		23,256,124

Taiwan – 3.7%
1,269,090	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	14,124,973

United Kingdom – 12.6%
1,096,100	Invesco PLC (Diversified Financials)	14,123,237
3,957,757	Old Mutual PLC (Insurance)	13,336,502
783,940	Prudential PLC (Insurance)	11,158,765
383,236	Wolseley PLC (Capital Goods)	9,197,493

		47,815,997

TOTAL COMMON STOCKS
(Cost $320,651,056)		$359,536,536

The accompanying notes are an integral part of these financial statements.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Principal	Interest	Maturity
Amount

	Rate	Date	Value
Short-Term Obligation – 3.5%

JPMorgan Chase Euro – Time Deposit
$13,159,834	5.282%	07/02/07	$13,159,834
(Cost $13,159,834)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $333,810,890)			$372,696,370

		Interest
Shares	Description	Rate	Value
Securities Lending Collateral – 8.0%

30,329,063	Boston Global Investment Trust – Enhanced Portfolio
(Cost $30,329,063)		5.309%	$30,329,063

TOTAL INVESTMENTS – 106.7%
(Cost $364,139,953)			$403,025,433

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.7)%			(25,579,806)

NET ASSETS — 100.0%			$377,445,627

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,777,883 which represents approximately 0.5% of net assets as of June 30, 2007.

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	3.0%
Banks	13.5
Capital Goods	6.7
Diversified Financials	7.7
Energy	7.5
Food, Beverage & Tobacco	7.4
Insurance	9.8
Materials	4.9
Pharmaceuticals, Biotechnology & Life Sciences	9.7
Retailing	3.7
Semiconductors & Semiconductor Equipment	3.7
Short-term Investments #	11.5
Software & Services	4.3
Telecommunication Services	7.5
Transportation	2.6
Utilities	3.2

TOTAL INVESTMENTS	106.7%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2007, the following future contracts were open:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Gain (Loss)

Dow Jones Euro Stoxx 50 Index	94	September 2007	$5,744,177	$(80,215)
Topix Index	38	September 2007	5,478,172	2,306

TOTAL			$11,222,349	$(77,909)

The accompanying notes are an integral part of these financial statements.

5

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND(a)

Statement of Assets and Liabilities

June 30, 2007 (Unaudited)

Assets:

Investment in securities, at value (identified cost $333,810,890)(b)	$372,696,370
Securities lending collateral, at value which equals cost	30,329,063
Receivables:
Investment securities sold, at value	24,758,469
Variation margin(c)	903,396
Dividends and interest, at value	712,947
Foreign tax reclaims	143,831
Fund shares sold	101,353
Securities lending income	33,532
Other assets	4,729

Total assets	429,683,690

Liabilities:

Due to Custodian — U.S. Dollar	94,142
Due to Custodian — foreign currency (identified cost $13,512)	14,447
Payables:
Payable upon return of securities loaned	30,329,063
Investment securities purchased, at value	20,981,238
Amounts owed to affiliates	328,453
Fund shares repurchased	278,210
Accrued expenses	212,510

Total liabilities	52,238,063

Net Assets:

Paid-in capital	332,405,266
Accumulated undistributed net investment income	4,919,206
Accumulated net realized gain on investment and foreign currency related transactions	1,287,268
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	38,833,887

NET ASSETS	$377,445,627

Net Assets:
Institutional	$130,276,447
Service	247,169,180

Shares outstanding:
Institutional	8,435,101
Service	16,005,442

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	24,440,543

Net asset value, offering and redemption price per share:
Institutional	$15.44
Service	15.44

(a)	Effective April 30, 2007, the International Equity Fund changed its name to the Strategic International Equity Fund.
(b)	Includes loaned securities having market value of $28,770,239.
(c)	Includes restricted cash of $807,131 relating to initial margin requirements and collateral on futures transactions.

The accompanying notes are an integral part of these financial statements.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND(a)

Statement of Operations

For the Six Months Ended June 30, 2007 (Unaudited)

Investment income:

Dividends(b)	$6,187,542
Interest (including securities lending income of $381,713)	446,915

Total income	6,634,457

Expenses:

Management fees	1,900,000
Distribution and Service fees — Service Class	314,110
Custody and accounting fees	92,429
Printing fees	88,030
Transfer agent fees(c)	76,001
Shareholder meeting expense	70,037
Professional fees	38,237
Trustee fees	9,719
Other	5,871

Total expenses	2,594,434

Less — expense reductions	(301,979)

Net expenses	2,292,455

NET INVESTMENT INCOME	4,342,002

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain from:
Investment transactions	27,803,440
Foreign currency related transactions	113,513
Net change in unrealized gain (loss) on:
Investments	(7,703,089)
Futures	(77,909)
Translation of assets and liabilities denominated in foreign currencies	18,772

Net realized and unrealized gain on investment, futures and foreign currency transactions	20,154,727

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,496,729

(a)	Effective April 30, 2007, the International Equity Fund changed its name to the Strategic International Equity Fund.
(b)	Foreign taxes withheld on dividends were $752,510.
(c)	Institutional and Service Class had Transfer Agent fees of $50,268 and $25,733, respectively.

The accompanying notes are an integral part of these financial statements.

7

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND(a)

Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006
From operations:

Net investment income	$4,342,002	$6,263,847
Net realized gain on investment, futures and foreign currency related transactions	27,916,953	102,777,192
Net change in unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(7,762,226)	(49,052,597)

Net increase in net assets resulting from operations	24,496,729	59,988,442

Distributions to shareholders:

From net investment income
Institutional	—	(1,941,306)
Service*	—	(3,906,762)

Total distributions to shareholders	—	(5,848,068)

From capital transactions:

Proceeds from sales of shares	3,974,147	9,861,496
Proceeds received in connection with merger	—	301,195,995
Reinvestments of dividends and distributions	—	5,848,063
Cost of shares repurchased	(39,071,572)	(93,816,913)

Net increase (decrease) in net assets resulting from share transactions	(35,097,425)	223,088,641

Payment from previous investment manager of merged fund	—	1,418,133

Net increase (decrease) in net assets resulting from capital transactions	(35,097,425)	224,506,774

TOTAL INCREASE (DECREASE)	(10,600,696)	278,647,148

Net assets:

Beginning of period	388,046,323	109,399,175

End of period	$377,445,627	$388,046,323

Accumulated undistributed net investment income	$4,919,206	$577,204

(a)	Effective April 30, 2007, the International Equity Fund changed its name to the Strategic International Equity Fund.
*	Service Share Class commenced operations on January 9, 2006.

The accompanying notes are an integral part of these financial statements.

8

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from												Ratios assuming no
		investment operations												expense reductions

																Ratio of
			Net		Distributions							Ratio of		Ratio of		net investment
	Net asset		realized		to shareholders	Net asset			Net assets,	Ratio of		net investment		total		income
	value,	Net	and	Total from	from net	value,			end of	net expenses		income		expenses		(loss) to		Portfolio
Year – Share	beginning	investment	unrealized	investment	investment	end of	Total		period	to average		to average		to average		average		turnover
Class	of period	income(b)	gain (loss)	operations	income	period	return(c)		(in 000s)	net assets		net assets		net assets		net assets		rate

FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)

2007 - Institutional	$14.49	$0.17(f )	$0.78	$0.95	$—	$15.44	6.56%		$130,276	1.17	% (g)(h)	2.35	% (f)(g)(h)	1.18	% (g)(h)	2.34	% (f)(g)(h)	50%
2007 - Service	14.49	0.17(f )	0.78	0.95	—	15.44	6.56		247,169	1.19	(g)(h)	2.29	(f)(g)(h)	1.43	(g)(h)	2.05	(f)(g)(h)	50
FOR THE YEARS ENDED DECEMBER 31,

2006 - Institutional	12.05	0.22	2.44 (d)	2.66	(0.22)	14.49	22.10	(e)	127,795	1.15		1.64		1.16		1.63		76
2006 - Service (a)	12.71	0.22	1.78 (d)	2.00	(0.22)	14.49	15.74	(e)	260,251	1.17	(h)	1.68	(h)	1.41	(h)	1.44	(h)	76

2005 - Institutional	10.62	0.09	1.38	1.47	(0.04)	12.05	13.70		109,399	1.20		0.81		1.36		0.66		56
2004 - Institutional	9.48	0.07	1.18	1.25	(0.11)	10.62	13.48		108,624	1.20		0.75		1.35		0.60		63
2003 - Institutional	7.25	0.04	2.53	2.57	(0.34)	9.48	35.49		106,792	1.37		0.49		2.60		(0.74)		49
2002 - Institutional	8.99	0.03	(1.68)	(1.65)	(0.09)	7.25	(18.34)		13,214	1.46		0.32		2.96		(1.18)		86

(a)	Service Share Class commenced operations on January 9, 2006.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions and a complete redemption of the investment at the net asset value at the end of the period. Total returns for periods less than a full year are not annualized.
(d)	Reflects an increase of $0.05 due to payments by previous investment manager of a merged fund to compensate for possible adverse affects of the trading activity by certain contract holders of the acquired fund prior to January 9, 2006.
(e)	Performance has not been restated to reflect the impact of payments by previous investment manager of a merged fund recorded during the period related to (d) above. If reinstated, the performance would have been 21.69% and 15.26% for Institutional and Service Shares, respectively.

(f)	Reflects income recognized from special dividend which amounted to $0.01 per share and 0.15% of average net assets.

(g)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately 0.02% of average net assets.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

9

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Notes to Financial Statements

June 30, 2007 (Unaudited)

1. ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Strategic International Equity Fund (formerly “Goldman Sachs International Equity Fund”) (the “Fund” or “Strategic International Equity Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional and Service.
     On January 9, 2006, pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) previously approved by the Trust’s Board of Trustees, substantially all of the assets, subject to liabilities, of the Select International Equity Fund of the Allmerica Investment Trust (the “Allmerica Fund”), were transferred to the Strategic International Equity Fund in exchange for the Strategic International Equity Fund’s Service shares. Holders of shares of the Allmerica Fund received Service shares of the Strategic International Equity Fund in an amount equal to the aggregate net asset value of their investment in the Allmerica Fund as of the close of business on January 6, 2006. On the date of the exchange, the Strategic International Equity Fund began to offer Service shares. The exchange was a tax-free event to the Allmerica Fund shareholders.
     Shares of the Trust may be purchased and held by separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.
     Effective April 30, 2007, the Fund changed its name to the Goldman Sachs Strategic International Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to certain depositary receipts, futures contracts and foreign currency exchange rates. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration market or security specific information, including, but are not limited to, corporate actions or events, market disruptions or governmental actions.

     Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid,

10

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.

     Net investment income (other than class-specific expenses) and unrealized and realized gain or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
     In addition, it is the Fund’s policy to accrue for estimated capital gains taxes on foreign securities held by the Fund which are subject to such taxes.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Fund on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees. Service Shares bear all expenses and fees relating to their Distribution and Service Plan.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or as a tax return of capital.

E. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and

11

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

G. Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract the Fund is required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

H. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under this Agreement, GSAMI manages the Fund subject to the general supervision of the Trust’s Board of Trustees.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

3. AGREEMENTS (continued)
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
     For the six months ended June 30, 2007, GSAM received a Management fee on a contractual basis at the following rates:

Contractual Management Fee

Up to	Next	Over	Effective
$1 billion	$1 billion	$2 billion	Fee

1.00%	0.90%	0.86%	1.00%

     In connection with the reorganization of the Allmerica Fund into the Fund, GSAMI has contractually agreed to reimburse the Fund as necessary to limit the total annual operating expenses of the Services Shares of the Fund to 1.22% through July 2007.
     GSAMI has contractually agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification cost, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.164% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. For the six months ended June 30, 2007, GSAMI made no reimbursements to the Fund.
     In addition, the Fund has entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2007, custody and transfer agent fees were reduced by approximately $100 and $12,900, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly equal to an annual rate of 0.04% of the average daily net assets of the Institutional and Service shares.
     The Trust has adopted, on behalf of Service Shares of the Fund, a Distribution and Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares. Goldman Sachs has voluntarily agreed to waive Distribution and Service fees for Service Shares so as not to exceed 0.02% of the Fund’s average daily net assets attributable to Service Shares. These waivers may be modified or terminated at any time at the option of Goldman Sachs. For six months ended June 30, 2007, Goldman Sachs waived approximately $289,000 in Distribution and Service fees for the Fund.
     At June 30, 2007, the amounts owed to affiliates were approximately $311,900, $4,100 and $12,500 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long term securities for the six months ended June 30, 2007, were $188,926,581 and $236,306,009, respectively. For the six months ended June 30, 2007, Goldman Sachs earned approximately $900 of brokerage commissions from portfolio transactions executed on behalf of the Fund.

13

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Fund may lend its securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Fund invests the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Fund bears the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Fund and BGA receive compensation relating to the lending of the Fund’s securities. The amount earned by the Fund for the six months ended June 30, 2007, is reported parenthetically under Investment Income on the Statement of Operations. A portion of this amount, $2,327, represents compensation earned by the Fund from lending its securities to Goldman Sachs. For the six months ended June 30, 2007, BGA earned $45,063 in fees as securities lending agent.

6. LINE OF CREDIT FACILITY

The Fund participates in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAMI or affiliates. Under the most restrictive arrangement under the facility, the Fund must own securities having a market value in excess of 300% of the total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This committed facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended June 30, 2007, the Fund did not have any borrowings under the facility.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2006, the Fund’s capital loss carryforwards on a tax basis were as follows:

Capital loss carryforward:(1)
Expiring 2007	$(2,072,911)
Expiring 2008	(2,072,911)
Expiring 2009	(11,410,092)
Expiring 2010	(10,254,170)
Expiring 2011	(609,034)

Total capital loss carryforward	$(26,419,118)

(1)	Expiration occurs on December 31, of the year indicated. Utilization of these losses may be limited under the Internal Revenue Code.

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

7. TAX INFORMATION (continued)
     At June 30, 2007, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$364,350,521

Gross unrealized gain	43,575,259
Gross unrealized loss	(4,900,347)

Net unrealized security gain	$38,674,912

     The difference between book-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

8. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on July 12, 2005, the Board of Trustees of the Trust approved the Reorganization Agreement providing for the tax-free acquisition of the Allmerica Fund (“Acquired Fund”) by the Strategic International Equity Fund (“Survivor Fund”). Following the approval of the Board of Trustees and shareholders of the Allmerica Fund, the acquisition was completed on January 9, 2006, as of the close of business on January 6, 2006.
     Pursuant to the Agreement, the assets and liabilities of the Allmerica Fund Service Class were transferred into the Strategic International Equity Fund Service Class in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	as of January 6, 2006

Strategic International Equity Fund Service Class/Allmerica Fund Service Class	23,697,561	$301,195,995	208,893,793

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate	Aggregate	Aggregate
	Net Assets	Net Assets	Net Assets	Acquired Fund’s	Acquired Fund’s
	before	before	immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	acquisition	acquisition	after acquisition	Appreciation	Carryforward

Strategic International Equity Service Class/Allmerica Fund Service Class	$115,286,200	$301,195,995	$416,482,195	$74,115,402	$(86,962,722)

     During the year ended December 31, 2006, Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company (affiliates of the acquired fund) made voluntary contributions in the amounts of $437,534 and $980,599, respectively, to compensate for possible adverse effects of trading activity by certain contract holders on the acquired fund prior to the merger on January 9, 2006.
New Accounting Pronouncement — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

15

Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee, approved a change of the Fund’s independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles or practices, financial statement disclosure or audit scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference to the disagreement in their reports.

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months ended
	June 30, 2007		For the Year ended
	(Unaudited)		December 31, 2006

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	223,375	$3,324,019	638,762	$8,349,938
Reinvestment of dividends and distributions	—	—	134,439	1,941,303
Shares repurchased	(610,126)	(9,159,812)	(1,028,308)	(13,597,512)

	(386,751)	(5,835,793)	(255,107)	(3,306,271)

Service Shares*
Shares sold	44,584	650,128	118,203	1,511,558
Shares issued in connection with merger	—	—	23,697,561	301,195,995
Reinvestment of dividends and distributions	—	—	270,551	3,906,760
Shares repurchased	(2,004,666)	(29,911,760)	(6,120,791)	(80,219,401)

	(1,960,082)	(29,261,632)	17,965,524	226,394,912

NET INCREASE (DECREASE)	(2,346,833)	$(35,097,425)	17,710,417	$223,088,641

*	Service Share Class commenced operations on January 9, 2006.

11. SUBSEQUENT EVENT

Effective July 2, 2007, Goldman Sachs voluntarily reduced the transfer agent fee from an annual rate of 0.04% to an annual rate of 0.02% of the average daily net assets of the Institutional and Service Shares.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

     The Trustees oversee the management of Goldman Sachs Variable Insurance Trust (the “Trust”), and review the investment performance and expenses of the investment fund covered by this Report (the “Fund”) at regularly scheduled meetings held during the Fund’s fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) for the Fund.

     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 13, 2007 (the “Annual Contract Meeting”).

     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Fund’s investment performance, expenses and other matters at regularly scheduled Board meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 7, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the Fund’s investment performance; (b) the Fund’s management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Fund that exceed a specified level; (d) potential economies of scale and the level of breakpoints in the fee schedule under the Management Agreement; (e) the relative expense level of the Fund as compared to comparable funds; (f) data relating to the Investment Adviser’s profitability with respect to the Trust and the Fund; (g) capacity issues relating to certain of the funds managed by the Investment Adviser; (h) information on the advisory fees charged to institutional accounts; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Fund; (k) an update on soft dollars and other trading related issues; and (l) the quality of the services provided by the Fund’s unaffiliated service providers and reports on due diligence visits to outside service providers.

     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (d) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Fund’s other service providers, including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Fund’s investment performance, fees and expenses,

17

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

including the Fund’s expense trends over time and the breakpoints in the contractual fee rate under the Management Agreement approved in 2006.

     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Fund on brokerage transactions, the Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees that are payable by the Fund on its Service Share Class. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser, portfolio manager compensation, the alignment of the interests of the Fund and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel, without representatives of the Investment Adviser present.

     The presentations made at the Contract Review Committee meetings and the Annual Contract Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for the Fund and these other mutual fund portfolios were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to the Fund separately.

     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Fund. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Fund in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Fund invests; (c) compliance reports; and (d) expenses borne by the Fund. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that are provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and discussed the broad range of other investment choices that are available to those investors.

     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Fund by the Investment Adviser and its affiliates. These services include services as the Fund’s transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Fund’s portfolio transactions. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Fund and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser, including education and training initiatives.

18

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

     The Trustees also considered the investment performance of the Fund and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Fund to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. This information on the Fund’s investment performance was provided for one, three and five year periods. In addition, the Trustees considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies, as well as in light of periodic analyses of its quality and risk profile. In addition, the Trustees considered whether the Fund had operated within its investment policies, and its record of compliance with its investment limitations. The Trustees concluded that the Fund was providing investment performance within a competitive range for long-term investors.

     The Board of Trustees also considered the contractual fee rate payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Fund and the Fund’s total operating expense ratios (before and after applicable expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Fund’s fee rates and total operating expense ratios were prepared by the Outside Data Provider.

     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee rates to a relevant peer group and a category universe; an expense analysis which compared the Fund’s expenses to a peer group and a category universe; and a five-year history comparing the Fund’s expenses to the category average. The analyses also compared the Fund’s transfer agency fees, custody and accounting fees and other expenses to a peer group and median. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees considered the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to a specified level. This voluntary undertaking is in addition to the Investment Adviser’s separate contractual agreement to reimburse the Fund as necessary to limit the total annual operating expenses of the Service Shares of the Fund to a specified level until July 2007.

     The Board of Trustees also considered the breakpoints in the contractual fee rate under the Management Agreement for the Fund that had been implemented at the following annual percentages of the average daily net assets of the Fund:

          1.00% on the first $1 billion; 0.90% on the next $1 billion; and 0.86% over $2 billion.

     In approving these fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Fund and its shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Fund; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment

19

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

 GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2007, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.

     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Fund as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Fund. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Fund’s brokerage transactions. They also noted that the Fund had offered a share class, Service Shares, with a distribution and service plan under which an affiliate of the Investment Adviser would receive fees.

     In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Fund. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules, and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.

     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Fund were reasonable in light of the services provided by the Investment Adviser, its costs and the Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC INTERNATIONAL EQUITY FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2007

As a shareholder of Institutional or Service Shares of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Fund, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing on going costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

			Expenses Paid
			for the
	Beginning	Ending	six months
	Account Value	Account Value	ended
Share Class	1/1/07	06/30/07	6/30/07*

Institutional
Actual	$1,000.00	$1,065.60	$5.99
Hypothetical 5% return	1,000.00	1,019.89 +	5.86

Service
Actual	1,000.00	1,065.60	6.09
Hypothetical 5% return	1,000.00	1,018.89 +	5.96

*	Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were 1.17% and 1.19% for Institutional and Service Shares, respectively.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

21

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Kaysie P. Uniacke, President
John P. Coblentz, Jr.	James A. McNamara, Senior Vice President
Diana M. Daniels	John M. Perlowski, Senior Vice President
Patrick T. Harker	and Treasurer
Jessica Palmer	Peter V. Bonanno, Secretary
Alan A. Shuch
Richard P. Strubel
Kaysie P. Uniacke
GOLDMAN, SACHS & CO. Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended September 30, 2004 and every first and third fiscal quarter thereafter, the Fund’s Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. When available, the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Effective April 30, 2007, the name of the Goldman Sachs Variable Insurance Trust (VIT) International Equity Fund was changed to the Goldman Sachs Variable Insurance Trust (VIT) Strategic International Equity Fund.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust: Strategic International Equity Fund.

Copyright 2007 Goldman, Sachs & Co. All rights reserved.

VITSTINTLSAR/07-1656/30.4K

ITEM 2.	CODE OF ETHICS.

Not applicable to the Semi-Annual Report for the period ended June 30, 2007.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to the Semi-Annual Report for the period ended June 30, 2007.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to the Semi-Annual Report for the period ended June 30, 2007.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Not applicable to the Semi-Annual Report for the period ended June 30, 2007.

(a)(2)	Exhibit 99.CERT Exhibit 99.906CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ Kaysie Uniacke

By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kaysie Uniacke
By: Kaysie Uniacke
Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 30, 2007

/s/ John M. Perlowski
By: John M. Perlowski
Chief Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 30, 2007